                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                        One Corporate Drive, Shelton, Connecticut 06484

This Prospectus  describes  American Skandia  LifeVest(R)II Premier,  a flexible  premium  deferred  annuity (the "Annuity")  offered by
American  Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity  contract or as an interest in a group annuity.  This Prospectus  describes the important  features of the Annuity and what you should  consider before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us, without  charge,  upon your request.  The contents of the Statement of Additional  Information are described on page 65. The Annuity or certain of its investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  Certain terms are capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different features and benefits include variations in death benefit  protection,  the ability to access your  annuity's  account  value and the  charges  that you will be subject  to if you choose to  surrender  the  annuity.  The fees and charges may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty charges you may incur when replacing your existing coverage.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently used for retirement  planning because it allows you to accumulate  retirement savings and also offers payout options  when you are ready to begin  receiving  income.  The Annuity  also  offers one or more death  benefits  that can protect  your retirement  savings  if you die  during  a period  of  declining  markets.  It may be used as an  investment  vehicle  for  "qualified"
investments,  including an IRA, SEP-IRA,  Roth IRA, Section 401(a) plans (defined benefit plans and defined  contribution plans such as
401(k),  profit sharing and money purchase plans) or Tax Sheltered  Annuity (or 403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable  investment  options as well as in one or more fixed investment options.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should  consider that the Annuity does not provide any  additional  tax advantages to the preferential  treatment  already  available  through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

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These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value.
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THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
                                             FOR FURTHER INFORMATION CALL 1-800-752-6342.
Prospectus Dated: January 17, 2002                                       Statement of Additional Information Dated: January 17, 2002
FUSI ASLII-PROS- (01/2002)                                                                                            FUSI ASLIIPROS

WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?

|X|      The  Annuity is a  "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.
|X|      This Annuity  offers both variable and fixed  investment  options.  If you allocate your Account Value to variable  investment options, the value of your Annuity will vary daily to reflect the investment  performance of the underlying  investment options.
       Fixed  investment  options of different  durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw your Account Value before the Maturity Date.
|X|      The Annuity  features two distinct phases - the  accumulation  period and the payout period.  During the  accumulation  period your Account Value is allocated to one or more underlying  investment options.  The variable investment options,  each a Class 9
       Sub-account of American Skandia Life Assurance  Corporation  Variable Account B, invest in an underlying  mutual fund portfolio.
       Currently,  portfolios of the following underlying mutual funds are being offered:  American Skandia Trust,  Montgomery Variable
       Series,  Wells Fargo Variable Trust,  INVESCO Variable  Investment Funds, Inc.,  Evergreen Variable Annuity Trust,  ProFunds VP,
       First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.
|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.
|X|      This  Annuity  offers a basic  Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.
|X|      Annuity Owners can purchase an optional life insurance  rider called Plus40(TM)which provides an income  tax-free life insurance benefit to the Owner's beneficiary(ies) equal to 40% of the Account Value of your Annuity.
|X|      There is no Contingent  Deferred Sales Charge on surrenders or withdrawals.  You can withdraw  Account Value from your Annuity free of any charges.
|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of  $15,000.  We may allow you to make a lower  initial  purchase  payment  provided  you  establish  a bank drafting  program  under  which  purchase  payments  received  in the  first  Annuity  Year  total  at least  $15,000.  There is no age restriction  to purchase the Annuity.  However,  the basic Death  Benefit  provides  greater  protection  for persons under age 85. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date.

   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED

   UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE
      ASSURANCE CORPORATION........................................................................................................2
   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

   AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE
      ASSURANCE CORPORATION.......................................................................................................22

APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B..............................................................1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS................................................................................1

APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER.................................................................................1

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation to a Sub-account  or a Fixed  Allocation  prior to the Annuity Date,  plus any earnings, and/or  less any  losses,  distributions  and  charges.  The  Account  Value is  calculated  before we  assess  any  applicable  Annual
Maintenance  Fee. The Account Value is determined  separately for each Sub-account and for each Fixed  Allocation,  and then totaled to determine  Account Value for your entire  Annuity.  The Account  Value of each Fixed  Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application of Account Value to one of the available  annuity  options to begin  receiving  periodic  payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of the Fixed  Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the  surrender  minus the Annual  Maintenance  Fee,  Tax Charge and the  charge for any  optional  benefits.  There is no
Contingent Deferred Sales Charge upon surrender or partial withdrawal.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and expenses we charge for the Annuity.  Some  charges are  assessed  against your Annuity  while others are assessed against assets  allocated to the variable  investment  options.  The charges that are assessed against the Annuity include the Annual  Maintenance Fee, Transfer Fee and the Tax Charge.  The charge that is assessed against the variable  investment  options is the  Insurance  Charge,  which is the  combination  of a mortality  and  expense  risk  charge and a charge for  administration  of the
Annuity.  Each  underlying  mutual fund portfolio  assesses a charge for investment  management,  other expenses and with some funds, a
12b-1  charge.  The  prospectus  for each  underlying  mutual fund  provides  more  detailed  information  about the  expenses  for the underlying  funds.  In certain  states,  a premium tax charge may be  applicable.  All of these fees and expenses are described in more detail within this Prospectus.

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                                                       YOUR TRANSACTION EXPENSES
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------------------------------- ----------------------------------------------------------------- --------------------------------------
                                                        AMOUNT DEDUCTED/
------------------------------                       DESCRIPTION OF CHARGE                                    WHEN DEDUCTED
         FEE/EXPENSE
------------------------------- ----------------------------------------------------------------- --------------------------------------
------------------------------- ----------------------------------------------------------------- --------------------------------------
Contingent Deferred Sales                                                                            There is no Contingent Deferred
Charge                                                   Not Applicable                           Sales Charge deducted upon surrender
                                                                                                          or partial withdrawal
------------------------------- ----------------------------------------------------------------- --------------------------------------
------------------------------- ----------------------------------------------------------------- --------------------------------------
Annual Maintenance Fee                        Lesser of $35 or 2% of Account Value                     Annually on the contract's
                                     (Only applicable if Account Value is $100,000 or less)        anniversary date or upon surrender
------------------------------- ----------------------------------------------------------------- --------------------------------------
-------------------------------
Transfer Fee                                                 $10.00                               After the 20th transfer each annuity
                                                                                                                  year
------------------------------- ----------------------------------------------------------------- --------------------------------------
------------------------------- ----------------------------------------------------------------- --------------------------------------
Tax Charge                         Depends on the requirements of the applicable jurisdiction                    Various

------------------------------- ----------------------------------------------------------------- --------------------------------------

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                                                  ANNUAL CHARGES OF THE SUB-ACCOUNTS
                                 (as a percentage of the average daily net assets of the Sub-accounts)
------------------------------- ----------------------------------------------------------------- --------------------------------------
Mortality & Expense Risk
Charge                                                       1.50%
                                                                                                                  Daily
Administration Charge                                        0.15%

Total  Annual  Charges  of the          1.65% per year of the value of each Sub-account              Applies to Variable Investment
Sub-accounts*                                                                                                 Options only
------------------------------- ----------------------------------------------------------------- --------------------------------------
*  The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge"
elsewhere in this Prospectus.

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                                                           OPTIONAL BENEFITS
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GUARANTEED RETURN OPTION
We offer a program  that  guarantees a "return of premium" at a future  date,  while  allowing you to       0.25% of Account Value
allocate all or a portion of your Account Value to the  Sub-accounts of your choice.  Please refer to
the discussion of the Guaranteed Return Option for a description of restrictions under the program.        (Amounts are deducted in
                                                                                                          arrears each Annuity Year)
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ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT
We  offer an  Optional  Death  Benefit  that  provides  an  enhanced  level  of  protection  for your       0.25% of Account Value
beneficiary(ies)  by providing  additional amounts that can be used to offset federal and state taxes
payable on any taxable gains in your Annuity at the time of your death.                                    (Amounts are deducted in
                                                                                                          arrears each Annuity Year)
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GUARANTEED MINIMUM DEATH BENEFIT
We  offer an  Optional  Death  Benefit  that  provides  an  enhanced  level  of  protection  for your     0.30% of the current Death
beneficiary(ies)  by providing the greater of the current  Account Value,  a 5.0% annual  increase on               Benefit
Purchase Payments minus proportional withdrawals or the Highest Anniversary Value.                         (Amounts are deducted in
                                                                                                          arrears each Annuity Year)
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 Please refer to the section entitled "Death Benefit" for a complete discussion of the optional Death Benefits, including restrictions on the age of the Owner/ Annuitant and limits on the amount payable.
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                                                     OPTIONAL LIFE INSURANCE RIDER
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Plus40(TM)OPTIONAL LIFE INSURANCE RIDER                                                                   The charge is based on age and
We offer an income  tax-free life insurance  benefit to your  Beneficiary(ies)  that may be useful in       is a percentage of your
offsetting  federal and state taxes  payable on any taxable gains in your Annuity at the time of your       Account Value as of the
death.  Please refer to the Appendix for a detailed description of this Rider.                           anniversary of the Issue Date
                                                                                                          of your Annuity. The charge
                                                                                                          ranges from .80% for Owners
                                                                                                           age 40 - 75 to 10.50% for
                                                                                                          Owners age 95. Please refer
                                                                                                        to the Appendix for a detailed
                                                                                                           breakdown of the charge.
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                                           Underlying Mutual Fund Portfolio Annual Expenses
                               (as a percentage of the average net assets of the underlying Portfolios)
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Below are the investment  management fees, other expenses,  and the total annual expenses for each underlying  Portfolio as of December
31,  2000,  except as noted.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net  assets.  For certain of the  underlying  Portfolios,  a portion of the  management  fee is being waived  and/or other  expenses are being  partially reimbursed.  "N/A"  indicates that no portion of the management fee and/or other expenses is being waived and/or  reimbursed.  The "Net
Annual  Portfolio  Operating  Expenses"  reflect the combination of the Portfolio's  investment  management fee, other expenses and any
12b-1 fees, net of any fee waivers and expense  reimbursements.  The expenses  shown below are deducted by the  underlying  mutual fund before it provides  American  Skandia with the daily net asset value.  Any footnotes  about  expenses  appear after the list of all the
Portfolios.  The  underlying  mutual  fund  portfolio  information  was  provided  by the  underlying  mutual  funds  and has not  been independently  verified by us. See the  prospectuses or statements of additional  information of the underlying  Portfolios for further details.  The current  prospectus  and statement of additional  information  for the  underlying  Portfolios can be obtained by calling
1-800-752-6342.

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses
                                                                                                                 1
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
American Skandia Trust: 2
  AST Founders Passport                               1.00%          0.38%          0.00%         1.38%          N/A         1.38%
  AST Scudder Japan 3                                 1.00%          1.78%          0.00%         2.78%         1.03%        1.75%
  AST StrongInternational Equity                      0.86%          0.24%          0.06%         1.16%          N/A         1.16%
  AST American Century International Growth 4         1.00%          0.24%          0.00%         1.24%          N/A         1.24%
  AST MFS Global Equity                               1.00%          1.11%          0.00%         2.11%         0.36%        1.75%
  AST PBHG Small-Cap Growth                           0.90%          0.16%          0.01%         1.07%          N/A         1.07%
  AST DeAm Small-Cap Growth                           0.95%          0.16%          0.02%         1.13%          N/A         1.13%
  AST Federated Aggressive Growth 3                   0.95%          6.27%          0.00%         7.22%         5.87%        1.35%
  AST Goldman Sachs Small Cap Value                   0.95%          0.20%          0.00%         1.15%          N/A         1.15%
  AST Gabelli Small-CapValue                          0.90%          0.21%          0.01%         1.12%          N/A         1.12%
  AST Janus Mid-Cap Growth                            1.00%          0.28%          0.00%         1.28%          N/A         1.28%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.16%          0.03%         1.09%          N/A         1.09%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.18%          0.16%         1.24%          N/A         1.24%
  AST Alger All-Cap Growth                            0.95%          0.24%          0.05%         1.24%          N/A         1.24%
  AST Gabelli All-Cap Value 3                         0.95%          0.64%          0.00%         1.59%         0.14%        1.45%
  AST Kinetics Internet 3                             1.00%          4.34%          0.00%         5.34%         3.94%        1.40%
  AST T. Rowe Price Natural Resources                 0.90%          0.24%          0.06%         1.20%          N/A         1.20%
  AST Alliance Growth                                 0.90%          0.19%          0.07%         1.16%          N/A         1.16%
  AST MFS Growth                                      0.90%          0.30%          0.00%         1.20%          N/A         1.20%
  AST Marsico Capital Growth                          0.90%          0.14%          0.02%         1.06%         0.02%        1.04%
  AST JanCap Growth                                   0.90%          0.13%          0.01%         1.04%         0.04%        1.00%
  AST Janus Strategic Value 3                         1.00%          1.41%          0.00%         2.41%         1.06%        1.35%
  AST Alliance/Bernstein Growth + Value 5             0.90%          0.24%          0.03%         1.17%          N/A         1.17%
  AST Sanford Bernstein Core Value                    0.75%          0.24%          0.03%         1.02%          N/A         1.02%
  AST Cohen & Steers Realty                           1.00%          0.22%          0.06%         1.28%          N/A         1.28%
  AST Sanford Bernstein Managed Index 500             0.60%          0.16%          0.02%         0.78%          N/A         0.78%
  AST American Century Income & Growth                0.75%          0.19%          0.00%         0.94%          N/A         0.94%
  AST Alliance Growth and Income                      0.75%          0.15%          0.16%         1.06%         0.01%        1.05%
  AST MFS Growth with Income                          0.90%          0.33%          0.00%         1.23%          N/A         1.23%
  AST INVESCO Equity Income                           0.75%          0.17%          0.03%         0.95%         0.01%        0.94%
  AST AIM Balanced                                    0.73%          0.22%          0.00%         0.95%          N/A         0.95%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%          N/A         1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.23%          0.00%         1.08%          N/A         1.08%
  AST T. Rowe Price Global Bond                       0.80%          0.32%          0.00%         1.12%          N/A         1.12%
  AST Federated High Yield                            0.75%          0.21%          0.00%         0.96%          N/A         0.96%
  AST Lord Abbett Bond-Debenture 3                    0.80%          2.27%          0.00%         3.07%         1.87%        1.20%
  AST PIMCO Total Return Bond                         0.65%          0.17%          0.00%         0.82%          N/A         0.82%
  AST PIMCO Limited Maturity Bond                     0.65%          0.22%          0.00%         0.87%          N/A         0.87%
  AST Money Market                                    0.50%          0.15%          0.00%         0.65%         0.05%        0.60%

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
Montgomery Variable Series:
  Emerging Markets                                    1.25%          0.56%           0.00%        1.81%         0.25%        1.56%

Wells Fargo Variable Trust:
  Equity Income                                       0.70%          0.22%          0.25%         1.17%         0.17%        1.00%

INVESCO Variable Investment Funds, Inc.:
  Technology                                           0.72%         0.30%           0.00%         1.02%          N/A         1.02%
  Health Sciences                                      0.75%         0.32%           0.00%         1.07%          N/A         1.07%
  Financial Services                                   0.75%         0.34%           0.00%         1.09%          N/A         1.09%
  Telecommunications                                   0.75%         0.31%           0.00%         1.06%          N/A         1.06%
  Dynamics                                             0.75%         0.34%           0.00%         1.09%          N/A         1.09%

Evergreen Variable Annuity Trust:
  Omega                                                0.52%         0.16%           0.00%         0.68%          N/A         0.68%
  Equity Index                                         0.32%         0.22%           0.00%         0.54%         0.23%        0.31%
  Foundation                                           0.75%         0.17%           0.00%         0.92%          N/A         0.92%
  Global Leaders                                       0.87%         0.29%           0.00%         1.16%         0.15%        1.01%
  Special Equity                                       0.92%         0.25%           0.00%         1.17%         0.13%        1.04%
  Capital Growth                                       0.80%         0.32%           0.00%         1.12%         0.09%        1.03%
  Blue Chip                                            0.61%         0.64%           0.00%         1.25%         0.24%        1.01%
  International Growth                                 0.66%         0.52%           0.00%         1.18%          N/A         1.18%

ProFund VP:
  Europe 30                                            0.75%         0.75%           0.25%         1.75%          N/A         1.75%
  UltraSmall-Cap                                       0.75%         1.34%           0.25%         2.34%         0.29%        2.05%
  UltraOTC                                             0.75%         0.75%           0.25%         1.75%          N/A         1.75%
  OTC 6                                                0.75%         0.95%           0.25%         1.95%          N/A         1.95%
  Bear 6                                               0.75%         0.95%           0.25%         1.95%          N/A         1.95%
  Bull Plus 6                                          0.75%         0.95%           0.25%         1.95%          N/A         1.95%
  Biotechnology 6                                      0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Energy 6                                             0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Financial 6                                          0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Healthcare 6                                         0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Real Estate 6                                        0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Technology 6                                         0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Telecommunications 6                                 0.75%         1.00%           0.25%         2.00%          N/A         2.00%
  Utilities 6                                          0.75%         1.00%           0.25%         2.00%          N/A         2.00%

First Defined Portfolio Fund LLC:
First Trust(R)10 Uncommon Values                       0.60%          2.47%          0.25%         3.32%         1.95%        1.37%

The Prudential Series Fund, Inc.:
SP Jennison International Growth 7                    0.85%          0.60%          0.25%         1.70%         0.06%        1.70%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

1        The Investment  Manager of American  Skandia Trust has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April 30, 2002. The caption "Total Annual Portfolio  Operating  Expenses"  reflects the Portfolios' fees and expenses before such waivers and  reimbursements,  while the caption "Net Annual Portfolio Operating Expenses" reflects the effect of such waivers and reimbursements.
2        American  Skandia  Trust  (the  "Trust")  adopted a  Distribution  Plan (the  "Distribution  Plan")  under  Rule  12b-1 of the
     Investment  Company Act of 1940 to permit an affiliate  of the Trust's  Investment  Manager to receive  brokerage  commissions  in connection  with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolios.  While the  brokerage  commission  rates and amounts  paid by the various  Portfolios  are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange  Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution  expenses of the Portfolios.  The
     Distribution  Fee estimates are derived and annualized  from data regarding  commission  amounts  directed under the  Distribution
     Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution Plan will vary and the  amounts  directed  during the last full fiscal year of the Plan's  operations  may differ from the amounts  listed in the above chart.
3        These  Portfolios  commenced  operations on October 23, 2000.  "Other  Expenses" and "12b-1 Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2001.
4        This  Portfolio's  expense  information  reflects  the addition of the net assets of the AST  American  Century  International
     Growth Portfolio II ("Portfolio II") as a result of the merger between this Portfolio and Portfolio II.
5        These  Portfolios  commenced  operations  on May 1, 2001.  "Other  Expenses"  and "12b-1  Fees"  shown are based on  estimated amounts for the fiscal year ending December 31, 2001.
6        These  Portfolios  commenced  operations on January 22, 2001.  "Other  Expenses" and "12b-1 Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2001.
7        This Portfolio  commenced  operations on April 15, 2001.  "Other Expenses" are based on estimated  amounts for the fiscal year ending December 31, 2001 and include a 0.15%  Administration  Fee. The 0.06% fee waiver and expense  reimbursement is currently in effect but may be eliminated.  Therefore,  the Expense Examples reflect the Total Annual Portfolio Operating Expenses, not the Net
     Annual Portfolio Operating Expenses.

EXPENSE EXAMPLES
These  examples  are  designed to assist you in  understanding  the various  costs and  expenses  you will incur with the Annuity  over certain periods of time based on specific  assumptions.  The examples  reflect the Insurance  Charge,  the Annual  Maintenance Fee, the
charges  deducted by the underlying  mutual fund  portfolios,  as well as the charges for the optional  benefits that are offered under the Annuity.  The Securities and Exchange Commission ("SEC") requires these examples.

The  examples  shown  assume  that:  (a) you only  allocate  Account  Value to the  Sub-accounts,  not to a Fixed  Allocation;  (b) the
Insurance  Charge is assessed as 1.65% per year;  (c) the Annual  Maintenance  Fee (when  applicable)  is reflected  as an  asset-based charge based on an assumed  average  contract size; (d) you make no withdrawals of Account Value during the period shown;  (e) you make no  transfers,  withdrawals,  surrender  or other  transactions  that we charge a fee for during the  period  shown;  (f) no tax charge applies;  (g) the expenses  throughout the period for the underlying  mutual fund  portfolios are the "Net Annual  Portfolio  Operating
Expenses," as shown above in the section  entitled  "Underlying  Mutual Fund Portfolio Annual  Expenses";  and (h) the optional charges are reflected as charges equal to 0.25% for the Guaranteed  Return Option,  0.25% for the Enhanced  Beneficiary  Protection,  and 0.30%
for the Guaranteed  Minimum Death Benefit.  The charges for the optional  benefits are deducted on an annual basis in arrears.  Amounts shown in the examples are rounded to the nearest dollar.

Expense  Examples are provided for the basic Annuity contract without any optional  benefits,  for the basic Annuity contract  assuming that you elect one of the  following:  the Guaranteed  Return Option,  the Enhanced  Beneficiary  Protection or the Guaranteed  Minimum
Death Benefit;  and for the basic Annuity contract  assuming you elect both the Guaranteed  Return Option and the Enhanced  Beneficiary
Protection, or both the Guaranteed Return Option and the Guaranteed Minimum Death Benefit.

Unlike the annual charge for either the  Guaranteed  Return Option or the Enhanced  Beneficiary  Protection,  the annual charge for the
Guaranteed  Minimum  Death  Benefit  is based on the Death  Benefit  and not the  Account  Value.  You  cannot  purchase  the  Enhanced
Beneficiary Protection with any other optional death benefit or life insurance rider.

Expense Examples are not provided for the Plus40(TM)Optional Life Insurance Rider because it is supported by American  Skandia's  general account and is not subject to, or registered as a security  under,  either the Securities Act of 1933 or the Investment  Company Act of
1940 and because  Owners can pay the annual,  age-based  charge  through funds  outside of the Annuity.  If the Owner elects to pay the annual charge from the Annuity,  charges are deducted as a partial  withdrawal from the Annuity,  subject to applicable  taxes.  Please refer to the Appendix for a detailed description of this Rider.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

If your Account Value is $100,000 or higher, so that the Annual Maintenance Fee does not apply.
---------------------------------------- ---------------------------------- --------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your    No Optional Benefits Elected       If you elect the Guaranteed      If you elect the Enhanced Death     If you elect the Guaranteed
Annuity  at the  end of the  applicable                                           Return Option (GRO)                   Benefit (EBP)              Minimum Death Benefit (GMDB)
period or you annuitize
---------------------------------------- ---------------------------------- --------------------------------- ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10         1     3 Years  5       10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years    Year             Years    Years    Year                     Years
                                         -------- ------- --------          ------- -------- -------- -------
----------------------------------------                           --------                                   -------- -------- ------- -------- ------- -------- -------- -------
AST Founders Passport                      31       95      161      338      34      103      174     361      34       103     174      361      34      104      177     371
AST Scudder Japan                          35      106      179      371      37      113      191     395      37       113     191      395      38      116      196     406
AST Strong International Equity            29       88      150      317      31      95       162     340      31       95      162      340      32      98       167     351
AST American Century International         30       91      154      324      32      98       166     347      32       98      166      347      33      100      170     358
Growth
AST MFS Global Equity                      35      106      179      371      37      113      191     395      37       113     191      395      38      116      196     406
AST PBHG Small-Cap Growth                  28       85      145      307      30      93       158     331      30       93      158      331      31      95       162     343
AST DeAm Small-Cap Growth                  28       87      148      313      31      95       161     338      31       95      161      338      32      97       165     348
AST Federated Aggressive Growth            31       94      159      334      33      101      171     357      33       101     171      357      34      104      176     369
AST Goldman Sachs Small Cap Value          29       88      149      314      31      95       162     339      31       95      162      339      32      97       166     350
AST Gabelli Small-Cap Value                28       87      148      311      31      94       160     335      31       94      160      335      32      97       165     347
AST Janus Mid-Cap Growth                   30       92      156      328      33      100      169     352      33       100     169      352      33      101      172     362
AST Neuberger Berman Mid-Cap Growth        28       86      147      310      31      94       159     334      31       94      159      334      31      96       163     344
AST Neuberger Berman Mid-Cap Value         30       91      154      324      32      98       166     347      32       98      166      347      33      100      170     358
AST Alger All-Cap Growth                   30       91      154      324      32      98       166     347      32       98      166      347      33      100      170     358
AST Gabelli All-Cap Value                  32       97      164      343      34      104      176     366      34       104     176      366      35      107      181     378
AST Kinetics Internet                      31       95      162      339      34      103      174     362      34       103     174      362      34      105      178     373
AST T.Rowe Price Natural Resources         29       89      152      320      32      97       164     343      32       97      164      343      32      99       168     354
AST Alliance Growth                        29       88      150      317      31      95       162     340      31       95      162      340      32      98       167     351
AST MFS Growth                             29       89      152      320      32      97       164     343      32       97      164      343      32      99       168     354
AST Marsico Capital Growth                 28       85      144      304      30      92       157     329      30       92      157      329      31      94       160     339
AST JanCap Growth                          27       83      142      300      30      91       154     324      30       91      154      324      30      93       158     335
AST Janus Strategic Value                  31       94      159      334      33      101      171     357      33       101     171      357      34      104      176     369
AST Alliance/Bernstein Growth + Value      29       88      150      317      31      96       163     341      31       96      163      341      32      98       167     351
AST Sanford Bernstein Core Value           27       84      143      302      30      91       155     327      30       91      155      327      31      94       160     338
AST Cohen & Steers Realty                  30       92      156      328      33      100      169     352      33       100     169      352      33      101      172     362
AST Sanford Bernstein Managed Index 500    25       76      130      277      27      84       143     303      27       84      143      303      28      86       147     313
AST American Century Income & Growth       27       82      139      295      29      89       152     319      29       89      152      319      30      91       156     330
AST Alliance Growth and Income             28       85      145      306      30      92       157     329      30       92      157      329      31      95       162     341
AST MFS Growth with Income                 30       91      154      324      32      98       166     347      32       98      166      347      33      100      170     357
AST INVESCO Equity Income                  27       82      139      295      29      89       152     319      29       89      152      319      30      91       156     330
AST AIM Balanced                           27       82      140      296      29      89       152     320      29       89      152      320      30      91       156     331
AST American Century Strategic Balanced    28       86      147      310      31      94       159     334      31       94      159      334      31      96       163     345
AST T. Rowe Price Asset Allocation         28       86      146      308      31      94       159     332      31       94      159      332      31      95       162     343
AST T. Rowe Price Global Bond              28       87      148      311      31      94       160     335      31       94      160      335      32      97       165     347
AST Federated High Yield                   27       82      140      297      29      89       152     320      29       89      152      320      30      92       157     332
AST Lord Abbett Bond-Debenture             29       89      152      320      32      97       164     343      32       97      164      343      32      99       168     354
AST PIMCO Total Return Bond                25       78      133      282      28      85       145     307      28       85      145      307      28      87       149     317
AST PIMCO Limited Maturity Bond            26       79      135      287      28      87       148     311      28       87      148      311      29      89       152     323
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------

---------------------------------------- ---------------------------------- --------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your    No Optional Benefits Elected       If you elect the Guaranteed      If you elect the Enhanced Death     If you elect the Guaranteed
Annuity  at the  end of the  applicable                                           Return Option (GRO)                   Benefit (EBP)              Minimum Death Benefit (GMDB)
period or you annuitize
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10         1     3 Years  5       10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years    Year             Years    Years    Year                     Years
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------
AST Money Market                           23       71      122      260      26      79       134     286      26       79      134      286      26      81       138     295

MV Emerging Markets                        33      100      170      354      35      107      181     376      35       107     181      376      36      110      186     388

WFVT Equity Income                         27       83      142      300      30      91       154     324      30       91      154      324      30      93       158     335

INVESCO VIF Technology                     27       84      143      302      30      91       155     327      30       91      155      327      31      94       160     338
INVESCO VIF Health Sciences                28       85      145      307      30      93       158     331      30       93      158      331      31      95       162     343
INVESCO VIF Financial Services             28       86      147      310      31      94       159     334      31       94      159      334      31      96       163     344
INVESCO VIF Telecommunications             28       85      145      307      30      92       157     330      30       92      157      330      31      95       162     341
INVESCO VIF Dynamics                       28       86      147      310      31      94       159     334      31       94      159      334      31      96       163     344

Evergreen VA Omega                         24       73      125      268      26      81       138     293      26       81      138      293      27      83       142     303
Evergreen VA Equity Index                  20       62      107      230      23      70       120     257      23       70      120      257      23      72       123     265
Evergreen VA Foundation                    26       81      138      293      29      88       150     317      29       88      150      317      29      90       154     327
Evergreen VA Global Leaders                27       83      142      300      30      91       155     327      30       91      155      327      30      93       158     335
Evergreen VA Special Equity                28       85      144      304      30      92       157     329      30       92      157      329      31      94       160     339
Evergreen VA Capital Growth                27       84      143      303      30      92       156     328      30       92      156      328      31      94       160     338
Evergreen VA Blue Chip                     27       83      142      300      30      91       155     327      30       91      155      327      30      93       158     335
Evergreen VA International Growth          29       89      151      318      32      97       164     342      32       97      164      342      32      98       167     353

ProFund VP Europe 30                       35      106      179      371      37      113      191     395      37       113     191      395      38      116      196     406
ProFund VP UltraSmall-Cap                  38      115      194      399      40      122      206     421      40       122     206      421      41      125      210     431
ProFund VP UltraOTC                        35      106      179      371      37      113      191     395      37       113     191      395      38      116      196     406
ProFund VP OTC                             37      112      189      390      39      119      201     412      39       119     201      412      40      122      206     425
ProFund VP Bear                            37      112      189      390      39      119      201     412      39       119     201      412      40      122      206     425
ProFund VP Bull Plus                       37      112      189      390      39      119      201     412      39       119     201      412      40      122      206     425
ProFund VP Biotechnology                   37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Energy                          37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Financial                       37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Healthcare                      37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Real Estate                     37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Technology                      37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Telecommunications              37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427
ProFund VP Utilities                       37      113      191      395      40      121      203     416      40       121     203      416      41      124      208     427

First Trust(R)10 Uncommon Values            31       95      161      337      33      102      173     360      33       102     173      360      34      104      177     370

SP Jennison International Growth           34      104      176      366      37      112      189     390      37       112     189      390      37      114      193     401
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------

---------------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your      If you elect EBP and GRO)         If you elect GMDB and GRO
Annuity  at the  end of the  applicable
period or you annuitize
---------------------------------------- ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years
                                         -------- ------- --------          ------- -------- -------- -------
----------------------------------------                           --------
AST Founders Passport                      36      110      186      385      37      112      190     395
AST Scudder Japan                          40      121      203      416      41      124      208     428
AST Strong International Equity            34      103      174      363      34      105      178     373
AST American Century International         35      106      179      371      35      108      183     381
Growth
AST MFS Global Equity                      40      121      203      416      41      124      208     428
AST PBHG Small-Cap Growth                  33      101      171      356      34      103      175     367
AST DeAm Small-Cap Growth                  34      103      174      361      34      104      177     371
AST Federated Aggressive Growth            36      109      184      380      36      111      188     391
AST Goldman Sachs Small Cap Value          34      103      174      362      34      105      178     373
AST Gabelli Small-Cap Value                33      102      173      360      34      104      177     370
AST Janus Mid-Cap Growth                   35      107      181      375      36      109      185     387
AST Neuberger Berman Mid-Cap Growth        33      101      171      357      34      103      175     367
AST Neuberger Berman Mid-Cap Value         35      106      179      371      35      108      183     381
AST Alger All-Cap Growth                   35      106      179      371      35      108      183     381
AST Gabelli All-Cap Value                  37      112      189      390      37      114      193     401
AST Kinetics Internet                      36      110      186      385      37      113      191     396
AST T.Rowe Price Natural Resources         34      104      176      366      35      107      181     378
AST Alliance Growth                        34      103      174      363      34      105      178     373
AST MFS Growth                             34      104      176      366      35      107      181     378
AST Marsico Capital Growth                 33      100      169      352      33      102      173     363
AST JanCap Growth                          32       98      167      349      33      100      171     359
AST Janus Strategic Value                  36      109      184      380      36      111      188     391
AST Alliance/Bernstein Growth + Value      34      104      176      365      35      106      180     376
AST Sanford Bernstein Core Value           32       99      168      350      33      101      172     361
AST Cohen & Steers Realty                  35      107      181      375      36      109      185     387
AST Sanford Bernstein Managed Index 500    30       92      156      328      31      94       160     338
AST American Century Income & Growth       32       97      164      343      32      99       168     354
AST Alliance Growth and Income             33      100      169      353      33      102      173     364
AST MFS Growth with Income                 35      106      179      370      35      107      182     380
AST INVESCO Equity Income                  32       97      164      343      32      99       168     354
AST AIM Balanced                           32       97      164      344      32      99       168     354
AST American Century Strategic Balanced    33      101      171      357      34      103      175     368
AST T. Rowe Price Asset Allocation         33      101      171      356      34      103      175     367
AST T. Rowe Price Global Bond              33      102      173      360      34      104      177     370
AST Federated High Yield                   32       97      165      345      32      99       168     355
AST Lord Abbett Bond-Debenture             34      104      176      366      35      107      181     378
AST PIMCO Total Return Bond                30       93      158      331      31      95       162     342
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------

---------------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your      If you elect EBP and GRO)         If you elect GMDB and GRO
Annuity  at the  end of the  applicable
period or you annuitize
                                         ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
AST PIMCO Limited Maturity Bond            31       95      161      336      32      97       165     347
AST Money Market                           28       86      147      310      29      88       151     321

MV Emerging Markets                        38      115      194      400      39      118      199     412

WFVT Equity Income                         32       98      167      349      33      100      171     359

INVESCO VIF Technology                     32       99      168      350      33      101      172     361
INVESCO VIF Health Sciences                33      101      171      356      34      103      175     367
INVESCO VIF Financial Services             33      101      171      357      34      103      175     367
INVESCO VIF Telecommunications             33      100      170      354      33      102      173     364
INVESCO VIF Dynamics                       33      101      171      357      34      103      175     367

Evergreen VA Omega                         29       89      151      318      30      91       155     328
Evergreen VA Equity Index                  25       77      132      281      26      80       137     292
Evergreen VA Foundation                    31       96      163      341      32      98       167     351
Evergreen VA Global Leaders                32       98      167      349      33      101      172     360
Evergreen VA Special Equity                33      100      169      352      33      102      173     363
Evergreen VA Capital Growth                33      100      169      352      33      101      172     361
Evergreen VA Blue Chip                     32       98      167      349      33      101      172     360
Evergreen VA International Growth          34      104      176      365      35      106      180     377

ProFund VP Europe 30                       40      121      203      416      41      124      208     428
ProFund VP UltraSmall-Cap                  43      129      217      441      44      132      222     453
ProFund VP UltraOTC                        40      121      203      416      41      124      208     428
ProFund VP OTC                             42      127      213      433      43      129      217     445
ProFund VP Bear                            42      127      213      433      43      129      217     445
ProFund VP Bull Plus                       42      127      213      433      43      129      217     445
ProFund VP Biotechnology                   42      128      215      438      43      130      219     449
ProFund VP Energy                          42      128      215      438      43      130      219     449
ProFund VP Financial                       42      128      215      438      43      130      219     449
ProFund VP Healthcare                      42      128      215      438      43      130      219     449
ProFund VP Real Estate                     42      128      215      438      43      130      219     449
ProFund VP Technology                      42      128      215      438      43      130      219     449
ProFund VP Telecommunications              42      128      215      438      43      130      219     449
ProFund VP Utilities                       42      128      215      438      43      130      219     449

First Trust(R)10 Uncommon Values            36      110      185      382      37      112      189     394

SP Jennison International Growth           39      119      201      412      40      121      205     424
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
If your Account Value is less than $100,000, so that the Annual Maintenance Fee does apply.
---------------------------------------- ---------------------------------- --------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your    No Optional Benefits Elected       If you elect the Guaranteed      If you elect the Enhanced Death     If you elect the Guaranteed
Annuity  at the  end of the  applicable                                           Return Option (GRO)                   Benefit (EBP)              Minimum Death Benefit (GMDB)
period or you annuitize
---------------------------------------- ---------------------------------- --------------------------------- ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10         1     3 Years  5       10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years    Year             Years    Years    Year                     Years
                                         -------- ------- --------          ------- -------- -------- -------
----------------------------------------                           --------                                   -------- -------- ------- -------- ------- -------- -------- -------
AST Founders Passport                      32       97      164      343      34      104      176     367      34       104     176      367      35      107      181     378
AST Scudder Japan                          36      109      184      380      38      116      195     401      38       116     195      401      39      118      199     412
AST Strong International Equity            30       91      154      323      32      98       166     346      32       98      166      346      33      100      170     357
AST American Century International         30       93      158      331      33      100      170     354      33       100     170      354      34      103      174     365
Growth
AST MFS Global Equity                      36      109      184      380      38      116      195     401      38       116     195      401      39      118      199     412
AST PBHG Small-Cap Growth                  29       88      149      314      31      95       161     338      31       95      161      338      32      97       165     348
AST DeAm Small-Cap Growth                  29       89      152      320      32      97       164     343      32       97      164      343      32      99       168     354
AST Federated Aggressive Growth            32       97      164      342      34      104      176     365      34       104     176      365      35      106      180     377
AST Goldman Sachs Small Cap Value          29       90      153      321      32      98       166     346      32       98      166      346      33      100      170     357
AST Gabelli Small-Cap Value                29       89      152      319      32      97       164     343      32       97      164      343      32      99       168     354
AST Janus Mid-Cap Growth                   31       94      160      335      33      101      171     357      33       101     171      357      34      104      177     370
AST Neuberger Berman Mid-Cap Growth        29       88      150      315      31      96       163     341      31       96      163      341      32      98       167     351
AST Neuberger Berman Mid-Cap Value         30       93      158      331      33      100      170     354      33       100     170      354      34      103      174     365
AST Alger All-Cap Growth                   30       93      158      331      33      100      170     354      33       100     170      354      34      103      174     365
AST Gabelli All-Cap Value                  33      100      169      351      35      107      181     375      35       107     181      375      36      109      185     385
AST Kinetics Internet                      32       98      166      346      35      106      179     370      35       106     179      370      35      107      182     380
AST T.Rowe Price Natural Resources         30       92      156      327      33      100      169     351      33       100     169      351      33      101      172     361
AST Alliance Growth                        30       91      154      323      32      98       166     346      32       98      166      346      33      100      170     357
AST MFS Growth                             30       92      156      327      33      100      169     351      33       100     169      351      33      101      172     361
AST Marsico Capital Growth                 28       87      148      311      31      94       160     335      31       94      160      335      32      97       165     347
AST JanCap Growth                          28       86      146      308      31      94       159     332      31       94      159      332      31      95       162     342
AST Janus Strategic Value                  32       97      164      342      34      104      176     365      34       104     176      365      35      106      180     377
AST Alliance/Bernstein Growth + Value      30       91      154      324      32      98       166     347      32       98      166      347      33      100      170     358
AST Sanford Bernstein Core Value           28       86      147      310      31      94       159     333      31       94      159      333      31      96       163     344
AST Cohen & Steers Realty                  31       94      160      335      33      101      171     357      33       101     171      357      34      104      177     370
AST Sanford Bernstein Managed Index 500    26       79      135      286      28      86       147     310      28       86      147      310      29      89       152     322
AST American Century Income & Growth       27       84      143      301      30      91       155     325      30       91      155      325      30      93       159     336
AST Alliance Growth and Income             28       87      148      311      31      95       161     336      31       95      161      336      32      97       165     347
AST MFS Growth with Income                 30       92      157      329      33      100      169     353      33       100     169      353      33      102      173     364
AST INVESCO Equity Income                  27       84      143      301      30      91       155     325      30       91      155      325      30      93       159     336
AST AIM Balanced                           27       84      143      301      30      92       156     328      30       92      156      328      31      94       160     338
AST American Century Strategic Balanced    29       89      151      318      32      97       164     342      32       97      164      342      32      98       167     351
AST T. Rowe Price Asset Allocation         29       88      150      315      31      95       162     339      31       95      162      339      32      98       167     350
AST T. Rowe Price Global Bond              29       89      152      319      32      97       164     343      32       97      164      343      32      99       168     354
AST Federated High Yield                   28       85      144      304      30      92       156     328      30       92      156      328      31      94       160     338
AST Lord Abbett Bond-Debenture             30       92      156      327      33      100      169     351      33       100     169      351      33      101      172     361
AST PIMCO Total Return Bond                26       80      137      290      29      88       149     314      29       88      149      314      29      90       153     324
AST PIMCO Limited Maturity Bond            27       82      139      294      29      89       152     319      29       89      152      319      30      91       156     330
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------

---------------------------------------- ---------------------------------- --------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your    No Optional Benefits Elected       If you elect the Guaranteed      If you elect the Enhanced Death     If you elect the Guaranteed
Annuity  at the  end of the  applicable                                           Return Option (GRO)                   Benefit (EBP)              Minimum Death Benefit (GMDB)
period or you annuitize
                                         ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10         1     3 Years  5       10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years    Year             Years    Years    Year                     Years
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------
AST Money Market                           24       73      125      267      26      81       138     293      26       81      138      293      27      83       142     303

MV Emerging Markets                        34      103      174      361      36      110      186     385      36       110     186      385      37      112      190     395

WFVT Equity Income                         28       86      146      308      31      94       159     332      31       94      159      332      31      95       162     342

INVESCO VIF Technology                     28       86      147      310      31      94       159     333      31       94      159      333      31      96       163     344
INVESCO VIF Health Sciences                29       88      149      314      31      95       161     338      31       95      161      338      32      97       165     348
INVESCO VIF Financial Services             29       88      150      315      31      96       163     341      31       96      163      341      32      98       167     351
INVESCO VIF Telecommunications             29       88      149      314      31      95       161     337      31       95      161      337      32      97       165     348
INVESCO VIF Dynamics                       29       88      150      315      31      96       163     341      31       96      163      341      32      98       167     351

Evergreen VA Omega                         25       76      129      275      27      83       142     300      27       83      142      300      28      86       147     312
Evergreen VA Equity Index                  21       64      110      237      23      72       123     263      23       72      123      263      24      74       127     273
Evergreen VA Foundation                    27       83      142      300      30      91       154     324      30       91      154      324      30      93       158     334
Evergreen VA Global Leaders                28       86      146      308      31      94       159     333      31       94      159      333      31      96       163     344
Evergreen VA Special Equity                28       87      148      311      31      94       160     335      31       94      160      335      32      97       165     347
Evergreen VA Capital Growth                28       86      147      310      31      94       160     335      31       94      160      335      31      96       163     345
Evergreen VA Blue Chip                     28       86      146      308      31      94       159     333      31       94      159      333      31      96       163     344
Evergreen VA International Growth          30       91      155      325      32      98       167     348      32       98      167      348      33      101      172     360

ProFund VP Europe 30                       36      109      184      380      38      116      195     401      38       116     195      401      39      118      199     412
ProFund VP UltraSmall-Cap                  39      117      197      405      41      125      210     428      41       125     210      428      42      127      214     439
ProFund VP UltraOTC                        36      109      184      380      38      116      195     401      38       116     195      401      39      118      199     412
ProFund VP OTC                             38      115      193      397      40      122      205     418      40       122     205      418      41      124      209     430
ProFund VP Bear                            38      115      193      397      40      122      205     418      40       122     205      418      41      124      209     430
ProFund VP Bull Plus                       38      115      193      397      40      122      205     418      40       122     205      418      41      124      209     430
ProFund VP Biotechnology                   38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Energy                          38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Financial                       38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Healthcare                      38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Real Estate                     38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Technology                      38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Telecommunications              38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435
ProFund VP Utilities                       38      116      195      401      41      123      207     422      41       123     207      422      41      125      211     435

First Trust(R)10 Uncommon Values            32       97      164      343      34      104      176     366      34       104     176      366      35      106      180     377

SP Jennison International Growth           35      107      181      375      38      115      193     397      38       115     193      397      38      116      196     407
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- ------- -------- -------- ------- -------- ------- -------- -------- -------

---------------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your      If you elect EBP and GRO)         If you elect GMDB and GRO
Annuity  at the  end of the  applicable
period or you annuitize
---------------------------------------- ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years
                                         -------- ------- --------          ------- -------- -------- -------
----------------------------------------                           --------
AST Founders Passport                      37      112      189      390      38      115      194     402
AST Scudder Japan                          41      123      207      423      41      125      211     435
AST Strong International Equity            35      106      179      370      35      107      182     380
AST American Century International         36      108      182      378      36      110      186     388
Growth
AST MFS Global Equity                      41      123      207      423      41      125      211     435
AST PBHG Small-Cap Growth                  34      103      174      362      34      105      178     373
AST DeAm Small-Cap Growth                  34      104      176      367      35      107      181     378
AST Federated Aggressive Growth            37      112      188      387      37      113      192     399
AST Goldman Sachs Small Cap Value          35      106      179      370      35      107      182     380
AST Gabelli Small-Cap Value                34      104      176      366      35      106      180     377
AST Janus Mid-Cap Growth                   36      109      184      380      37      112      189     392
AST Neuberger Berman Mid-Cap Growth        34      103      175      364      35      106      179     374
AST Neuberger Berman Mid-Cap Value         36      108      182      378      36      110      186     388
AST Alger All-Cap Growth                   36      108      182      378      36      110      186     388
AST Gabelli All-Cap Value                  38      115      193      397      38      116      196     407
AST Kinetics Internet                      37      113      190      391      38      115      194     403
AST T.Rowe Price Natural Resources         35      107      181      375      36      109      185     385
AST Alliance Growth                        35      106      179      370      35      107      182     380
AST MFS Growth                             35      107      181      375      36      109      185     385
AST Marsico Capital Growth                 33      102      173      359      34      104      177     370
AST JanCap Growth                          33      101      171      356      34      103      175     367
AST Janus Strategic Value                  37      112      188      387      37      113      192     399
AST Alliance/Bernstein Growth + Value      35      106      179      370      35      108      183     381
AST Sanford Bernstein Core Value           33      101      171      357      34      103      175     367
AST Cohen & Steers Realty                  36      109      184      380      37      112      189     392
AST Sanford Bernstein Managed Index 500    31       94      160      335      31      96       163     345
AST American Century Income & Growth       32       99      168      350      33      101      172     360
AST Alliance Growth and Income             34      103      174      361      34      104      177     370
AST MFS Growth with Income                 35      107      181      375      36      110      186     388
AST INVESCO Equity Income                  32       99      168      350      33      101      172     360
AST AIM Balanced                           33      100      169      351      33      101      172     361
AST American Century Strategic Balanced    34      104      176      365      35      106      180     377
AST T. Rowe Price Asset Allocation         34      103      174      362      34      105      178     373
AST T. Rowe Price Global Bond              34      104      176      366      35      106      180     377
AST Federated High Yield                   33      100      169      352      33      102      173     363
AST Lord Abbett Bond-Debenture             35      107      181      375      36      109      185     385
AST PIMCO Total Return Bond                31       95      161      338      32      97       165     348
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------

---------------------------------------- ---------------------------------- ---------------------------------
Whether  or  not  you  surrender   your      If you elect EBP and GRO)         If you elect GMDB and GRO
Annuity  at the  end of the  applicable
period or you annuitize
                                         ---------------------------------- ---------------------------------
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
Sub-Account:                                1     3       5 Years  10         1     3 Years  5 Years  10
                                          Year    Years             Years    Year                     Years
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------
AST PIMCO Limited Maturity Bond            32       97      164      343      32      99       168     354
AST Money Market                           29       89      151      318      30      91       155     328

MV Emerging Markets                        39      118      198      406      39      119      201     417

WFVT Equity Income                         33      101      171      356      34      103      175     367

INVESCO VIF Technology                     33      101      171      357      34      103      175     367
INVESCO VIF Health Sciences                34      103      174      362      34      105      178     373
INVESCO VIF Financial Services             34      103      175      364      35      106      179     374
INVESCO VIF Telecommunications             34      103      174      361      34      104      177     371
INVESCO VIF Dynamics                       34      103      175      364      35      106      179     374

Evergreen VA Omega                         30       91      155      325      30      93       158     335
Evergreen VA Equity Index                  26       80      136      288      27      82       140     299
Evergreen VA Foundation                    32       98      166      347      33      100      170     358
Evergreen VA Global Leaders                33      101      171      356      34      103      175     367
Evergreen VA Special Equity                33      102      173      359      34      104      177     370
Evergreen VA Capital Growth                33      101      171      357      34      104      176     369
Evergreen VA Blue Chip                     33      101      171      356      34      103      175     367
Evergreen VA International Growth          35      106      179      372      35      108      183     383

ProFund VP Europe 30                       41      123      207      423      41      125      211     435
ProFund VP UltraSmall-Cap                  44      132      221      448      44      134      225     459
ProFund VP UltraOTC                        41      123      207      423      41      125      211     435
ProFund VP OTC                             43      129      216      439      43      131      221     452
ProFund VP Bear                            43      129      216      439      43      131      221     452
ProFund VP Bull Plus                       43      129      216      439      43      131      221     452
ProFund VP Biotechnology                   43      131      219      445      44      133      223     456
ProFund VP Energy                          43      131      219      445      44      133      223     456
ProFund VP Financial                       43      131      219      445      44      133      223     456
ProFund VP Healthcare                      43      131      219      445      44      133      223     456
ProFund VP Real Estate                     43      131      219      445      44      133      223     456
ProFund VP Technology                      43      131      219      445      44      133      223     456
ProFund VP Telecommunications              43      131      219      445      44      133      223     456
ProFund VP Utilities                       43      131      219      445      44      133      223     456

First Trust(R)10 Uncommon Values            37      112      189      390      37      114      193     401

SP Jennison International Growth           40      122      205      418      41      124      209     430
---------------------------------------- -------- ------- -------- -------- ------- -------- -------- -------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Class 9 Sub-account of American Skandia Life Assurance  Corporation  Variable Account B (see "What
are Separate Accounts" for more detailed  information.)  Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our  assessment  of their  investment  style (as of the date of this  Prospectus).  The  chart  also  provides  a  description  of each
Portfolio's  investment  objective (in italics) and a short,  summary  description  of their key policies to assist you in  determining which  Portfolios may be of interest to you.  There is no guarantee that any underlying  mutual fund portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  portfolios of American  Skandia  Trust.  The  investment  manager for AST is American  Skandia  Investment  Services,
Incorporated  ("ASISI"),  an affiliated  company of American  Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled  after a Portfolio.  While the  investment  objective and policies of the funds may be  substantially  similar,  the  actual  investments  made by the  funds  will  differ  to  varying  degrees.  Differences  in the performance of the funds can be expected,  and in some cases could be  substantial.  Contract Owners should not compare the performance of a publicly  traded mutual fund with the performance of any similarly  named  Portfolio  offered as a Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-752-6342.

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Money Market:  seeks to maximize current income and maintain high levels of liquidity.  The
   MONEY MARKET     Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average      Wells Capital
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective     Management, Inc.
                    maturities of not more than 397 days.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital appreciation  to produce a high total return.  The Portfolio  pursues its objective by normally investing in high yield and  investment  grade debt  securities,  securities  convertible  into common stock and preferred stocks. Under normal  circumstances,  the Portfolio invests at least
                    65% of its total assets in fixed income  securities  of various  types.  The Portfolio may find good value in high yield securities,  sometimes called "lower-rated bonds" or "junk bonds," and
                    frequently  may have more than half of its assets  invested in those  securities.  At least 20%    Lord, Abbett & Co.
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of seven to nine  years,  there  are no restrictions on the overall Portfolio or on individual securities.
       BOND
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation
                    of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified    Pacific Investment
                    portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of    Management Company
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the
                    Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST PIMCO Total Return Bond:  seeks to maximize total return  consistent  with  preservation of
                    capital  and  prudent  investment  management.  The  Portfolio  will  invest  in a  diversified    Pacific Investment
                    portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of    Management Company
                    the  Portfolio  generally  will  vary  within a three-  to  six-year  time  frame  based on the
                    Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Federated  High Yield:  seeks high current  income by investing  primarily in a diversified portfolio of fixed income  securities.  The Portfolio will invest at least 65% of its assets in lower-rated  corporate fixed income  securities  ("junk bonds").  These fixed income securities
 HIGH YIELD BOND    may include preferred stocks,  convertible  securities,  bonds,  debentures,  notes,  equipment   Federated Investment
                    lease  certificates  and  equipment  trust  certificates.  A fund  that  invests  primarily  in        Counseling
                    lower-rated  fixed  income  securities  will  be  subject  to  greater  risk  and  share  price fluctuation  than a typical fixed income fund,  and may be subject to an amount of risk that is comparable to or greater than many equity funds.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Global Bond (f/k/a AST T. Rowe Price  International  Bond):  seeks to provide high  current  income  and  capital  growth  by  investing  in  high-quality  foreign  and U.S.
                    dollar-denominated  bonds.  The  Portfolio  will invest in all types of bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces  and  municipalities  as  well as  investment  grade  corporate  bonds, mortgage and  asset-backed  securities and high-yield  bonds of U.S. and foreign  issuers.  The
   GLOBAL BOND      Sub-advisor bases its investment decisions on fundamental market factors,  currency trends, and      T. Rowe Price
                    credit  quality.  The  Portfolio  generally  invests  in  countries  where the  combination  of   International, Inc.
                    fixed-income returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor believes that the currency risk can be minimized through hedging.  The  Portfolio  may also  invest up to 20% of its  assets in the  aggregate  in below investment-grade,  high-risk bonds ("junk bonds"). In addition,  the Portfolio may invest up to
                    30% of its assets in mortgage-backed  (including  derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally
ASSET ALLOCA-TION   invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income
                    securities.  The Sub-advisor  concentrates common stock investments in larger, more established      T. Rowe Price
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth     Associates, Inc.
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
                    AST AIM Balanced:  seeks to provide a well-diversified  portfolio of stocks and bonds that will produce both capital growth and current  income.  The Portfolio  attempts to meet its objective
                    by  investing,  normally,  a minimum of 30% and a maximum of 70% of its total  assets in equity      A I M Capital
                    securities  and a minimum  of 30% and a maximum of 70% of its total  assets in  non-convertible     Management, Inc.
                    debt  securities.  The  Sub-advisor  will primarily  purchase  equity  securities for growth of capital and debt securities for income purposes.

     BALANCED

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
                    equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA  Foundation:  seeks,  in order of priority,  reasonable  income,  conservation  of capital and capital  appreciation.  The  Portfolio  invests  principally  in a  combination  of
                    common stocks,  securities  convertible into or exchangeable for common stocks and fixed income   Evergreen Investment
                    securities.  Common  stocks are  selected  based on a  combination  of  financial  strength and   Management Company,
                    estimated  growth  potential.  Fixed income  securities  are selected  based on the  investment           LLC
                    adviser's  projections of interests  rates,  varying amounts and maturities in order to achieve     (f/k/a Evergreen
                    capital protection and, when possible,  capital appreciation.  Under normal circumstances,  the     Asset Management
                    Portfolio  anticipates  that at least 25% of its net assets will consist of debt securities and          Corp.)
                    the remainder in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
                    AST INVESCO  Equity  Income:  seeks capital  growth and current  income while  following  sound investment  practices.  The Portfolio seeks to achieve its objective by investing in securities
                    that are expected to produce  relatively high levels of income and consistent,  stable returns.   INVESCO Funds Group,
                    The  Portfolio  normally will invest at least 65% of its assets in  dividend-paying  common and           Inc.
                    preferred  stocks of domestic and foreign issuers.  Up to 30% of the Portfolio's  assets may be
  EQUITY INCOME     invested in equity securities that do not pay regular dividends.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  pursues its  objective  primarily by  investing in the common  stocks of large, high-quality  domestic  companies with  above-average  return potential based on current market
                    valuations and above-average  dividend income.  Under normal market  conditions,  the Portfolio    Wells Fargo Funds
                    invests at least 65% of its total assets in income  producing  equity  securities and in issues     Management, LLC
                    of companies with market capitalizations greater than the median of the Russell 1000 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  Alliance  Growth and Income  (f/k/a AST Lord Abbett  Growth and Income):  seeks  long-term growth of capital and income while attempting to avoid excessive  fluctuations in market value.
      GROWTH        The Portfolio  normally will invest in common stocks (and  securities  convertible  into common
        &           stocks). The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the     Alliance Capital
      INCOME        Portfolio's  assets  invested  in  securities  that are  selling at  reasonable  valuations  in     Management, L.P.
                    relation to their fundamental  business prospects.  The stocks that the Portfolio will normally invest in are those of seasoned  companies that are expected to show  above-average  growth and that the Sub-advisor believes are in sound financial condition.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio  invests  primarily in common stocks that offer potential for capital
                    growth,  and may,  consistent  with its  investment  objective,  invest  in stocks  that  offer     American Century
                    potential for current income.  The  Sub-advisor  utilizes a quantitative  management  technique        Investment
                    with a goal of building an equity  portfolio  that  provides  better  returns  than the S&P 500     Management, Inc.
                    Index without taking on significant  additional risk and while  attempting to create a dividend
      GROWTH        yield that will be greater than the S&P 500 Index.
        &
      INCOME
     (Cont.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Growth with  Income:  seeks long term growth of capital  with a secondary  objective to seek  reasonable  current  income.  Under normal market  conditions,  the Portfolio  invests at least 65% of its total  assets in common  stocks  and  related  securities,  such as  preferred
                    stocks,  convertible  securities  and  depositary  receipts.  The stocks in which the Portfolio      Massachusetts
                    invests  generally  will pay  dividends.  While the  Portfolio  may invest in  companies of any    Financial Services
                    size, the Portfolio generally focuses on companies with larger market  capitalizations that the         Company
                    Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations  based on current and  expected  earnings  or cash flow.  The  Portfolio  may invest up to 20% of its net assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The Portfolio  pursues its  investment  objective by seeking,  with  approximately
   REAL ESTATE      equal emphasis,  capital growth and current income. Under normal  circumstances,  the Portfolio
      (REIT)        will invest  substantially all of its assets in the equity securities of real estate companies,      Cohen & Steers
                    i.e., a company that derives at least 50% of its  revenues  from the  ownership,  construction,   Capital Management,
                    financing,  management  or sale of real  estate or that has at least 50% of its  assets in real           Inc.
                    estate. Real estate companies may include real estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Equity Index:  seeks investment  results that achieve price and yield  performance
                    similar  to the  Standards  and  Poor's  500  Composite  Price  Index  ("S&P 500  Index").  The   Evergreen Investment
                    Portfolio  invests  substantially all of its total assets in equity securities that represent a   Management Company,
  S&P 500 INDEX     composite of the S&P 500 Index.  The  correlation  between the performance of the Portfolio and           LLC
                    the S&P 500  Index is  expected  to be,  before  expenses,  0.98 or  higher.  The S&P 500 is an   (f/k/a First Capital
                    unmanaged  index of 500 common stocks chosen to reflect the industries of the U.S.  economy and          Group)
                    is often considered a proxy for the stock market in general.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
                    AST  Sanford  Bernstein  Managed  Index  500:  seeks to  outperform  the  Standard & Poor's 500
                    Composite  Stock Price Index (the "S&P 500(R)")  through stock  selection  resulting in different weightings of common stocks relative to the index.  The Portfolio will invest  primarily in the common  stocks of companies  included in the S&P 500(R).  In seeking to  outperform  the S&P 500, the  Sub-advisor  starts  with a  portfolio  of stocks  representative  of the  holdings of the
  MANAGED INDEX     index.  It then uses a set of fundamental  quantitative  criteria that are designed to indicate   Sanford C. Bernstein
                    whether a particular  stock will  predictably  perform  better or worse than the S&P 500. Based        & Co., LLC
                    on these  criteria,  the  Sub-advisor  determines  whether the  Portfolio  should  over-weight, under-weight or hold a neutral  position in the stock relative to the proportion of the S&P 500 that the stock  represents.  In addition,  the Sub-advisor also may determine that based on the quantitative  criteria,  certain equity  securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
                    AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the  Russell  1000 Index (the  "Russell  1000").  The Russell  1000 is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.     Alliance Capital
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35     Management, L.P.
                    companies  primarily from the Russell 1000 Growth Index  constituting  approximately 50% of the
                    Portfolio's  net  assets and 35-50  companies  primarily  from the  Russell  1000  Value  Index
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.

    LARGE CAP
      EQUITY

                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected,
                    high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.     Alliance Capital
                    Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Management, L.P.
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST JanCap Growth:  seeks growth of capital in a manner  consistent  with the  preservation  of capital.  Realization of income is not a significant  investment  consideration  and any income realized on the  Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's
                    objective.  The Portfolio will pursue its objective by investing  primarily in common stocks of      Janus Capital
                    companies that the Sub-advisor  believes are  experiencing  favorable demand for their products       Corporation
                    and services,  and which operate in a favorable  competitive  and regulatory  environment.  The
                    Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Portfolio.
                    In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Janus  Strategic  Value:  seeks  long-term  growth of capital.  The  Portfolio  pursues its objective by investing  primarily in common stocks with the  potential for long-term  growth of capital using a "value" approach.  This value approach emphasizes  investments in companies the
                    Sub-advisor believes are undervalued  relative to their intrinsic worth.  Realization of income      Janus Capital
                    is not a significant  consideration when choosing investments for the Portfolio.  The Portfolio       Corporation
                    will  generally  focus on the  securities of larger  companies,  however,  it may invest in the securities of smaller  companies,  including  start-up  companies offering emerging products or services.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments
                    for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis     Marsico Capital
                    with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and     Management, LLC
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large. This is called "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.

    LARGE CAP
      EQUITY
     (Cont.)
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other
                    things, the Portfolio seeks to identify compelling buying opportunities  created when companies   Sanford C. Bernstein
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even        & Co., LLC
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual companies with earnings growth potential that may not be recognized by the market at large.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Blue Chip:  seeks  capital  growth with the  potential  for income.  The Portfolio invests  primarily  in common  stocks of  well-established,  large U.S.  companies  with a long
                    history  of  performance,   typically   recognizable   names  representing  a  broad  range  of   Evergreen Investment
                    industries.   To  provide  balance,   the  Portfolio  also  invests  in  quality   medium-sized   Management Company,
                    companies.  The  Portfolio's  stock  selection  is  based  on a  diversified  style  of  equity           LLC
                    investment  management  that  allows  it to invest in both  value  and  growth-oriented  equity securities.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen  VA  Capital  Growth:  seeks  to  provide  long-term  appreciation  of  capital.  The
                    Portfolio  invests  primarily  in common  stocks.  The  Portfolio  may also invest in preferred   Evergreen Investment
                    stocks,  convertible preferred stocks,  convertible debentures,  and any other class or type of   Management Company,
                    security which the investment  adviser believes offers the potential for capital  appreciation.           LLC/
                    In selecting  investments,  the investment adviser attempts to identify  securities it believes   Pilgrim Baxter Value
                    will provide  capital  appreciation  over the  intermediate  or long term due to changes in the     Investors, Inc.
                    financial condition of issuers, changes in financial conditions generally, or other factors.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in
                    the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies        Fred Alger
                    of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on     Management, Inc.
                    the Sub-advisor's assessment of particular companies and market conditions.

      ALL-CAP
      EQUITY

                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its objective by investing primarily in readily marketable equity securities including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Portfolio may invest in the  securities  of companies of all sizes,  and may  emphasize  either larger or  GAMCO Investors, Inc.
                    smaller  companies  at a  given  time  based  on the  Sub-advisor's  assessment  of  particular companies and market  conditions.  The Portfolio  focuses on companies that appear  underpriced relative  to their  private  market  value  ("PMV").  PMV is the  value  that  the  Portfolio's
                    Sub-advisor believes informed investors would be willing to pay for a company.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Janus Mid-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in common stocks,  selected for their growth  potential,  and normally invests at least 65% of its
                    equity  assets  in  medium-sized  companies.  For  purposes  of  the  Portfolio,   medium-sized
                    companies  are those whose market  capitalizations  (measured at the time of  investment)  fall      Janus Capital
                    within the range of  companies  in the  Standard & Poor's  MidCap  400 Index.  The  Sub-advisor       Corporation
                    seeks  to  identify  individual  companies  with  earnings  growth  potential  that  may not be recognized by the market at large.

  MID-CAP EQUITY
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Neuberger Berman Mid-Cap Growth:  seeks capital growth. The Portfolio  primarily invests in
                    the common stocks of mid-cap  companies,  i.e.,  companies  with equity market  capitalizations     Neuberger Berman
                    from $300 million to $10 billion at the time of investment.  The Portfolio is normally  managed        Management
                    using a growth-oriented  investment approach.  The Sub-advisor looks for fast-growing companies       Incorporated
                    that are in new or rapidly evolving industries.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Neuberger Berman Mid-Cap Value:  seeks capital growth.  The Portfolio  primarily invests in the  common  stocks of  mid-cap  companies.  Under the  Portfolio's  value-oriented  investment
                    approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued     Neuberger Berman
                    and that may rise in price  before  other  investors  realize  their  worth.  Factors  that the        Management
                    Sub-advisor may use to identify these companies  include strong  fundamentals,  including a low       Incorporated
                    price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Omega:  seeks maximum capital growth.  The Portfolio  invests  primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market capitalizations.  The  Portfolio  utilizes the  fully-managed  investment  concept  whereby the
                    Portfolio's  manager  will  continuously  review the  Portfolio's  holdings  in light of market   Evergreen Investment
                    conditions,  business  developments  and  economic  trends.  During  this review  process,  the   Management Company,
                    Portfolio's  manager  seeks to identify and invest in industries  that are growing  faster than           LLC
                    the economy.  The Portfolio  invests in companies of all sizes. The continuous  review may lead to high portfolio  turnover,  but that will not limit investment  decisions.  The Portfolio may also invest up to 25% of its assets in foreign securities.
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    INVESCO  Variable  Investment  Funds -  Dynamics:  seek  capital  appreciation.  The  Portfolio
                    invests   primarily  in  common  stocks  of  mid-size  U.S.   companies  -  those  with  market
                    capitalizations  between $2 billion  and $15 billion at the time of purchase - but also has the flexibility to invest in other types of securities,  including  preferred  stocks,  convertible
                    securities  and bonds.  The core of the  Portfolio's  portfolio  is invested in  securities  of   INVESCO Funds Group,
                    established  companies  that are leaders in attractive  growth markets with a history of strong           Inc.
                    returns.  The  remainder of the  Portfolio  is invested in  securities  that show  accelerating growth,  driven by product cycles,  favorable  industry or sector  conditions and other factors that will lead to rapid sales and earnings growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
Although investments in securities of smaller companies are generally  considered to offer greater opportunity for appreciation,  they also involve  greater risk of  depreciation  than  securities of larger  companies.  Smaller  companies may lack depth of management,  financial resources,  or they may be  developing  or  marketing  products or services  for which there is not an  established  market.  Additionally, smaller  companies  normally have fewer shares  outstanding and trade less frequently than large  companies.  Therefore,  the securities of smaller companies may be subject to wider price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAm  Small-Cap  Growth (f/k/a AST Scudder  Small-Cap  Growth;  f/k/a AST Kemper  Small-Cap
                    Growth):  seeks  maximum  growth of  investors'  capital from a portfolio  of growth  stocks of smaller  companies.  At least 80% of the Portfolio's  total assets normally will be invested in
                    the equity securities of smaller  companies,  i.e., those having a market  capitalization of $2      Deutsche Asset
                    billion or less at the time of investment,  many of which would be in the early stages of their     Management, Inc.
                    life cycle.  The Portfolio  intends to invest  primarily in stocks of companies  whose earnings per share are expected by the Sub-advisor to grow faster than the market average.

    SMALL CAP
      EQUITY
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing  in equity  securities  of companies  offering  superior  prospects  for earnings  growth.  The Portfolio  focuses its  investments on the equity  securities of smaller
                    companies,  but it is not  subject to any  specific  market  capitalization  requirements.  The   Federated Investment
                    Portfolio may invest in foreign issuers through American Depositary  Receipts.  The Portfolio's        Counseling
                    strategies with respect to security analysis,  market  capitalization and sector allocation are designed to produce a portfolio of stocks whose long-term  growth  prospects are  significantly above those of the S&P 500 Index.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  Small-Cap  Value (f/k/a AST T. Rowe Price Small Company  Value):  seeks to provide long-term capital growth by investing primarily in  small-capitalization  stocks that appear to be  undervalued.  The Portfolio will normally invest at least 65% of its total assets in stocks
                    and   equity-related   securities   of  small   companies   ($1   billion  or  less  in  market          GAMCO
                    capitalization).  Reflecting a value approach to investing,  the Portfolio will seek the stocks     Investors, Inc.
                    of companies  whose current stock prices do not appear to adequately  reflect their  underlying value as measured by assets, earnings, cash flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman  Sachs  Small-Cap  Value (f/k/a AST Lord Abbett Small Cap Value):  seeks  long-term capital  appreciation.  The Portfolio will seek its objective through investments  primarily in equity  securities  that are  believed to be  undervalued  in the  marketplace.  The  Portfolio
                    primarily  seeks  companies  that  are  small-sized,  based on the  value of their  outstanding   Goldman Sachs Asset
                    stock. Specifically,  under normal circumstances,  at least 65% of the Portfolio's total assets        Management
                    will be invested in common stocks issued by smaller,  less  well-known  companies  (with market capitalizations of less than $4 billion at the time of investment).
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST PBHG  Small-Cap  Growth  (f/k/a AST Janus  Small-Cap  Growth):  seeks capital  growth.  The
                    Portfolio  pursues its objective by normally  investing at least 80% of its total assets in the     Pilgrim Baxter &
                    common stocks of small-sized  companies,  i.e., whose market capitalizations or annual revenues     Associates, Ltd.
                    are less than $1 billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Special Equity:  seeks capital growth.  The Portfolio  strives to provide a return
                    greater  than  broad  stock  market  indices  such  as the  Russell  2000  Index  by  investing   Evergreen Investment
                    principally  in a diversified  portfolio of common stocks of U.S.  companies.  The  Portfolio's   Management Company,
                    investment  adviser  principally  chooses  companies which it expects will experience growth in           LLC
                    earnings  and price,  and which have small market  capitalizations  (up to $1.5  billion).  The
                    Portfolio may purchase stocks in initial public offerings (IPOs).
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital  growth.  Under normal market  conditions,  the Portfolio invests at least 65% of its total  assets in common  stocks  and  related  securities,  such as
                    preferred stock,  convertible  securities and depositary receipts,  of U.S. and foreign issuers      Massachusetts
                    (including  issuers  in  developing  countries).  The  Portfolio  generally  seeks to  purchase    Financial Services
                    securities of companies with relatively large market capitalizations  relative to the market in         Company
                    which they are traded.

  GLOBAL EQUITY
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Global Leaders:  seeks to provide  investors with long-term  capital  growth.  The
                    Portfolio  normally  invests as least 65% of its assets in a diversified  portfolio of U.S. and   Evergreen Investment
                    non-U.S.   equity  securities  of  companies  located  in  the  world's  major   industrialized   Management Company,
                    countries.  The Portfolio  will invest in no less than three  countries,  which may include the           LLC
                    U.S.,  but may invest more than 25% of its total assets in one country.  The Portfolio  invests     (f/k/a Evergreen
                    only in the  best  100  companies,  which  are  selected  by the  investment  advisor  based on     Asset Management
                    qualitative  and  quantitative  criteria  such as high  return on equity,  consistent  earnings          Corp.)
                    growth and established market presence.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
Investments in securities of foreign issuers may involve risks that are not present with domestic  investments.  Some of these risks may be fluctuations in currency exchange rates, less liquid and more volatile  securities  markets,  unstable  political and economic  structures, reduced  availability of public information and lack of uniform financial  reporting and regulatory  practices compared to those that apply to U.S. issuers.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American Century  International  Growth:  seeks capital growth.  The Portfolio will seek to achieve its  investment  objective  by  investing  primarily  in equity  securities  of foreign companies  that the  Sub-advisor  believes  will  increase  in value  over time.  Under  normal
                    conditions,  the  Portfolio  will  invest at least 65% of its  assets in equity  securities  of     American Century
                    issuers from at least three  countries  outside of the United States.  The  Sub-advisor  uses a        Investment
                    growth  investment  strategy it developed  that looks for  companies  with earnings and revenue     Management, Inc.
                    growth.  The  Sub-advisor  will  consider  a  number  of other  factors  in  making  investment selections,  including the prospects for relative  economic  growth among countries or regions, economic and political  conditions,  expected inflation rates,  currency exchange  fluctuations and tax considerations.

      INTER-
     NATIONAL
      EQUITY
------------------- ------------------------------------------------------------------------------------------------ -----------------------

                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Founders  Passport:  seeks capital  growth.  The Portfolio  normally  invests  primarily in equity  securities  issued by foreign  companies  that have  market  capitalizations  or annual
                    revenues  of  $1.5  billion  or  less.  These  securities  may  represent   companies  in  both
                    established  and  emerging  economies  throughout  the world.  At least 65% of the  Portfolio's      Founders Asset
                    total assets  normally will be invested in foreign  securities  representing a minimum of three      Management LLC
                    countries.  Foreign  securities  are  generally  considered  to involve more risk than those of
                    U.S.  companies,  and  securities of smaller  companies are generally  considered to be riskier than those of larger companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Scudder  Japan:  seeks  long-term  capital  growth.  The Portfolio  pursues its  investment objective  by  investing  at least 80% of net assets in Japanese  securities  (those  issued by
                    Japan-based  companies  or their  affiliates,  or by any company that derives more than half of      Scudder Kemper
                    its revenues from Japan).  The Portfolio may invest in stocks of any size,  including up to 30%    Investments, Inc.
                    of its net  assets in  smaller  companies  that are traded  over-the-counter.  The  Portfolio's focus on a single  country could give rise to increased  risk, as the  Portfolio's  investments will not be diversified among countries having varying characteristics and market performance.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    AST Strong  International  Equity (f/k/a AST AIM International  Equity):  seeks capital growth.
                    The Portfolio  seeks to meet its objective by investing,  normally,  at least 70% of its assets
                    in marketable equity  securities of foreign  companies that are listed on a recognized  foreign      Strong Capital
                    securities  exchange  or  traded in a  foreign  over-the-counter  market.  The  Portfolio  will     Management, Inc.
                    normally  invest  in a  diversified  portfolio  that  includes  companies  from at  least  four countries  outside the United States,  emphasizing  countries of Western Europe and the Pacific
                    Basin.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA  International  Growth:  seeks long-term growth and,  secondarily,  modest income.
                    The Portfolio invests primarily in equity securities issued by established,  quality,  non-U.S.
                    companies  located in countries  with  developed  markets,  but may purchase  across all market
                    capitalizations.  The  Portfolio  normally  invests  at  least  65%  of  its  total  assets  in   Evergreen Investment
                    securities  of companies in at least three  different  countries  (other than the U.S.) and may   Management Company,
                    invest in emerging markets and in securities of companies in the formerly  communist  countries           LLC
                    of Eastern Europe.  The Portfolio  invests in companies that are both growth  opportunities and value  opportunities.  The Portfolio may invest in debt securities,  including up to 10% of its assets in below investment grade debt securities.
  INTER-NATIONAL
      EQUITY
     (Cont.)

                    ------------------------------------------------------------------------------------------------ -----------------------

                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Europe 30: seeks daily  investment  results that  correspond to the  performance  of the ProFunds Europe 30 Index.  The ProFunds Europe 30 Index,  created by ProFund  Advisors,  is
                    composed of 30 European  companies  whose  securities  are traded on U.S.  exchanges  or on the   ProFund Advisors LLC
                    NASDAQ as ADRs with the highest market capitalization, as determined annually.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    The  Prudential  Series  Fund,  Inc.  - SP  Jennison  International  Growth:  seeks to  provide
                    long-term   growth  of  capital.   The   Portfolio   pursues  its  objective  by  investing  in
                    equity-related  securities of foreign  issuers that the  Sub-advisor  believes will increase in        Prudential
                    value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large     Investments Fund
                    and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at     Management, LLC/
                    least 65% of its total  assets in common  stock of foreign  companies  operating or based in at   Jennison Associates
                    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose           LLC
                    earnings are growing at a faster rate than other companies and that have  above-average  actual and  potential  earnings  growth  over  the long  term and  strong  financial  and  operational characteristics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Montgomery  Variable Series - Emerging  Markets:  seeks long-term capital  appreciation,  under
                    normal  conditions  by investing at least 65% of its total assets in stocks of companies of any     Montgomery Asset
 EMERGING MARKETS   size based in the world's  developing  economies.  Under  normal  conditions,  investments  are     Management, LLC
                    maintained  in at least six  countries at all times and no more than 35% of total assets in any single one of them.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
Sector funds generally  diversify their  investments  across  particular  economic  sectors or a single  industry.  However,  because those investments  are limited to a  comparatively  narrow  segment of the economy,  the  Portfolios  are generally not as  diversified  as other
Portfolios.  Sector  funds tend to be more  volatile  than other types of funds.  The value of fund shares may go up and down more  rapidly than other funds. Each sector of the economy may also have different  regulatory or other risk factors that can cause greater  fluctuations in the share price.  Each ProFunds VP sector Portfolio will concentrate its investments in a particular  industry or group of industries to approximately  the same extent the applicable Index is so  concentrated.  Please read the prospectus for the Portfolios for further details about the risks of the particular sector of the economy.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Kinetics  Internet:  seeks long-term  growth of capital.  Under normal  circumstances,  the
                    Portfolio  invests at least 65% of its total assets in common stocks,  convertible  securities, warrants and other equity  securities  having the  characteristics  of common  stocks,  such as
                    American Depositary  Receipts and International  Depositary  Receipts,  of domestic and foreign companies  that are engaged in the  Internet and  Internet-related  activities.  The  Portfolio
                    also may make  investments  directly in foreign  companies that are engaged in the Internet and      Kinetics Asset
      SECTOR        Internet-related  activities and whose equity  securities  trade outside of the U.S.  Portfolio     Management, Inc.
                    securities  will be  selected  by the  Sub-advisor  from  companies  that  are  engaged  in the development of hardware, software and telecommunications  solutions that enable the transaction of business on the Internet by  individuals  and  companies,  as well as  companies  that offer products and services  primarily via the Internet.  The Portfolio seeks to invest in the equity securities  of  companies  whose  research and  development  efforts may result in higher stock values.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals,  and forest  products) and other basic  commodities.  The Portfolio  normally
                    invests  primarily (at least 65% of its total assets) in the common stocks of natural  resource      T. Rowe Price
                    companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The     Associates, Inc.
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.

      SECTOR
     (Cont.)

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    INVESCO  Variable  Investment  Funds - Financial  Services:  seeks  capital  appreciation.  The
                    Portfolio  invests  primarily in the equity  securities of companies  involved in the financial services sector.  These companies include,  among others,  banks (regional and  money-centers),
                    insurance  companies  (life,  property  and  casualty,  and  multiline),   and  investment  and   INVESCO Funds Group,
                    miscellaneous   industries   (asset  managers,   brokerage   firms,  and   government-sponsored           Inc.
                    agencies).  The investment  advisor seeks  companies  which it believes can grow their revenues and  earnings  in a variety of  interest  rate  environments  - although  securities  prices of financial services companies generally are interest rate-sensitive.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    INVESCO  Variable  Investment  Funds  -  Health  Sciences:  seeks  capital  appreciation.   The
                    Portfolio  invests  primarily in the equity  securities of companies  that develop,  produce or distribute  products or services related to health care. These companies  include,  but are not
                    limited to,  medical  equipment  or  supplies,  pharmaceuticals,  health care  facilities,  and   INVESCO Funds Group,
                    applied research and development of new products or services.  The investment  advisor attempts           Inc.
                    to blend  well-established  healthcare  firms with  faster-growing,  more  dynamic  health care companies, which have new products or are increasing their market share of existing products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    INVESCO  Variable  Investment  Funds - Technology:  seeks capital  appreciation.  The Portfolio invests  primarily  in  the  equity  securities  of  companies  engaged  in  technology-related industries.  These include,  but are not limited to,  communications,  computers,  electronics,
                    Internet, IT services and consulting,  oceanography, office and factory automation, networking,   INVESCO Funds Group,
                    applied  technology,  biotechnology,  robotics  and video.  A core  portion of the  Portfolio's           Inc.
                    holdings are invested in  market-leading  technology  companies  which the  investment  advisor
                    believes  will  maintain  or  improve  their  market  share   regardless  of  overall  economic
                    conditions.  The  remainder  of  the  Portfolio's  holdings  consist  of  faster-growing,  more volatile  technology  companies which the investment advisor believes to be emerging leaders in their fields.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    INVESCO  Variable  Investment  Funds -  Telecommunications:  seeks  capital  appreciation.  The
                    Portfolio  invests  primarily in the equity  securities  of  companies  that are engaged in the design,  development,  manufacture,  distribution,  or  sale  of  communications  services  and
                    equipment,  and  companies  that are  involved  in  supplying  equipment  or  services  to such   INVESCO Funds Group,
                    companies.  The  telecommunications  sector includes  companies that offer telephone  services,           Inc.
                    wireless   communications,   satellite   communications,   television  and  movie  programming,
                    broadcasting  and Internet access.  Normally,  the Portfolio will invest primarily in companies located in at least three different  countries,  although U.S.  issuers will often dominate the holdings.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Biotechnology:  seeks  daily  investment  results  that  correspond  to the  daily performance  of the Dow Jones  U.S.  Biotechnology  Index  ("Index").  The Index  measures  the performance  of the  biotechnology  sector of the U.S.  equity  market.  The Portfolio  invests
                    primarily in equity  securities of, or in instruments that provide  exposure to,  biotechnology   ProFund Advisors LLC
                    companies engaged in genetic research,  and/or the marketing and development of recombinant DNA products.  Companies  represented in this sector may include companies that may be newly formed and that have relatively small market capitalizations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Energy:  seeks daily investment  results that correspond to the daily performance of the Dow Jones U.S.  Energy Sector Index  ("Index").  The Index measures the  performance of the
                    energy sector of the U.S. equity market.  The Portfolio  invests primarily in equity securities   ProFund Advisors LLC
                    of, or in instruments  that provide  exposure to, energy  companies  engaged in the business of oil equipment and services, oil-major, oil-secondary and pipelines.

      SECTOR
     (Cont.)

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Financial:  seeks daily investment  results that correspond to the daily performance of the Dow Jones U.S.  Financial Sector Index ("Index").  The Index measures the performance of the financial  economic sector of the U.S. equity market.  The Portfolio  invests  primarily in equity  securities  of,  or  in  instruments  that  provide  exposure  to,  financial  services
                    companies,  including regional banks, major international banks, insurance companies, companies   ProFund Advisors LLC
                    that invest,  directly or indirectly in real estate,  Fannie Mae,  credit card insurers,  check cashing companies,  mortgage lenders,  investment  advisors,  savings and loans, savings banks, thrifts,  building  associations  and  societies,  credit  unions,  securities  broker-dealers, including investment banks and merchant banks, online brokers,  publicly traded stock exchanges and specialty finance companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Healthcare:   seeks  daily  investment   results  that  correspond  to  the  daily
                    performance of the Dow Jones U.S.  Healthcare  Sector Index  ("Index").  The Index measures the performance  of the  healthcare  sector  of the  U.S.  equity  market.  The  Portfolio  invests
                    primarily in equity  securities  of, or in  instruments  that provide  exposure to, health care   ProFund Advisors LLC
                    providers,  biotechnology  companies and  manufacturers of medical  supplies,  advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Real  Estate:  seeks  daily  investment  results  that  correspond  to  the  daily performance  of the Dow  Jones  U.S.  Real  Estate  Index  ("Index").  The Index  measures  the performance  of the real  estate  industry  sector of the U.S.  equity  market.  The  Portfolio
                    invests  primarily in equity  securities of, or in instruments  that provide exposure to, hotel   ProFund Advisors LLC
                    and resort  companies  and real estate  investment  trusts  (REITs) that invest in  apartments, office and retail properties.  REITs are passive  investment  vehicles that invest primarily in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Technology:  seeks daily investment results that correspond to the daily performance of the Dow Jones U.S.  Technology  Sector Index  ("Index").  The Index measures the performance of the technology  sector of the U.S. equity market.  The Portfolio invests primarily in equity
                    securities  of,  or in  instruments  that  provide  exposure  to,  companies  involved  in  the   ProFund Advisors LLC
                    development and production of technology  products,  including  computer hardware and software, telecommunications  equipment,  microcomputer  components,  integrated  computer  circuits  and office equipment utilizing technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Telecommunications:  seeks daily  investment  results that  correspond to the daily performance  of the Dow  Jones  U.S.  Telecommunications  Sector  Index  ("Index").  The  Index
                    measures the  performance  of the  telecommunications  sector of the U.S.  equity  market.  The
                    Portfolio  invests  primarily in equity  securities of, or in instruments that provide exposure   ProFund Advisors LLC
                    to,   telecommunications   companies   including   fixed  line   communications   and  wireless
                    communications.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Utilities:  seeks daily investment  results that correspond to the daily performance of the Dow Jones U.S.  Utilities Sector Index ("Index").  The Index measures the performance of
                    the utilities  sector of the U.S.  equity  market.  The Portfolio  invests  primarily in equity   ProFund Advisors LLC
                    securities  of, or in  instruments  that provide  exposure  to,  utility  companies,  including electric utilities, gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The First Trust(R)10 Uncommon Values Portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers.  Since the assets of the  Portfolio  are invested in a limited  number of issuers,  the net asset value of the Portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  The Portfolio may also be subject to additional market risk due to its policy of investing  based on an investment  strategy and generally not buying or selling  securities in response to market fluctuations.  The  Portfolio's  relative lack of diversity and limited  ongoing  management may subject Owners to greater market risk than other portfolios.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
                    Portfolio  pursues its objective by investing  primarily in the ten common  stocks  selected by
                    the  Investment  Policy  Committee  of  Lehman  Brothers  Inc.  ("Lehman  Brothers")  with  the   First Trust Advisors
                    assistance  of the Research  Department  of Lehman  Brothers  which,  in their opinion have the           L.P.
     STRATEGY       greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The ProFund VP Bear,  Bull Plus,  OTC,  UltraOTC and  UltraSmall-Cap  portfolios are available to all Owners.  It is recommended  that only those Owners who engage a financial  advisor to allocate their funds in strategic or tactical asset allocation  strategies  invest in these portfolios. There can be no assurance that any financial advisor will successfully predict market fluctuations.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear:  seeks daily investment  results that correspond to the inverse  (opposite) of the daily  performance  of the S&P 500(R)Index.  The S&P 500(R)Index is  comprised  of  diverse, widely traded,  large capitalization  companies.  If the Portfolio is successful in meeting its
                    objective,  it should  increase in value in direct  proportion  to any decrease in the level of   ProFund Advisors LLC
                    the S&P 500(R)Index.  Conversely,  its value will  decrease in direct  proportion  to any daily increase in the level of the S&P 500(R)Index.

   STRATEGIC OR
     TACTICAL
   ALLOCA-TION

------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull Plus:  seeks daily  investment  results that correspond to one and a half times
                    (150%)  the  daily  performance  of the S&P(R)500  Index.  The S&P 500(R)Index is  comprised  of diverse,  widely  traded,  large  capitalization  companies.  If the Portfolio is successful in
                    meeting its  objective,  it should gain  approximately  one and a half times as much as the S&P   ProFund Advisors LLC
                    500(R)Index  when the  prices of the  securities  in the S&P 500(R)Index rise on a given day and should lose approximately one and a half times as much when such prices decline on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP OTC: seeks daily investment  results that correspond to the daily performance of the
                    NASDAQ  100  Index(TM).  The  NASDAQ 100 Index(TM)is  comprised  primarily  of large  capitalization
                    companies,  most with a technology  or growth  orientation.  If the  Portfolio is successful in   ProFund Advisors LLC
                    meeting its  objective,  it should  increase or decrease in value in direct  proportion  to any increase or decrease in the daily value of the NASDAQ 100 Index(TM).
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP UltraOTC:  seeks daily investment  results that correspond to twice (200%) the daily performance of the NASDAQ 100 Index(TM).  The Portfolio  principally  invests in futures contracts on stock  indexes and options on futures  contracts and  financial  instruments  such as equity
                    caps,  collars,  floors and options on  securities  and stock  indexes of large  capitalization   ProFund Advisors LLC
                    companies.   If  the  Portfolio  is  successful  in  meeting  its  objective,  it  should  gain approximately  twice as much as the growth  oriented  NASDAQ 100 Index(TM)when the prices of the securities in that index rise on a given day and should lose  approximately  twice as much when such prices decline on that day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraSmall-Cap  (f/k/a ProFund VP Small Cap): seeks daily  investment  results that correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  The Portfolio principally  invests in futures contracts on stock indexes and options on futures contracts and
                    financial instruments such as equity caps, collars,  floors and options on securities and stock   ProFund Advisors LLC
                    indexes of  diverse,  widely  traded,  small  capitalization  companies.  If the  Portfolio  is successful in meeting its objective,  it should gain approximately  twice as much as the growth oriented  Russell  2000(R)Index when the prices of the  securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different  durations during the accumulation  period.  These "Fixed Allocations" earn a guaranteed fixed rate of interest  for a specified  period of time,  called the  "Guarantee  Period." In most states,  we offer Fixed  Allocations with  Guarantee  Periods  from 1 to 10 years.  We may also offer  special  purpose  Fixed  Allocations  for use with  certain  optional investment  programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you  withdraw or transfer  Account
Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer  based on a formula,  called a
"Market Value  Adjustment." The Market Value  Adjustment can either be positive or negative,  depending on the rates that are currently being  credited  on Fixed  Allocations.  Please  refer to the  section  entitled  "How does the Market  Value  Adjustment  Work?" for a description  of the  formula  along with  examples  of how it is  calculated.  You may  allocate  Account  Value to more than one Fixed
Allocation at a time.

Fixed Allocations are currently not available in the state of Maryland, Nevada, Oregon, Utah and Washington.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only  deducted  if your  Account  Value is less than  $100,000  on the anniversary  of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Optional  Benefits:  If you elect to purchase either  optional Death Benefit,  we will deduct the annual charge from your Account Value on the  anniversary  of your  Annuity's  Issue Date or, under certain  circumstances  on a date other than the  anniversary  date.  The charge is deducted  in addition to the  Insurance  Charge due to the  increased  insurance  risk  associated  with the  optional  Death
Benefits.  Under certain  circumstances,  we may deduct a pro-rata portion of the annual charge for the optional Death Benefit.  Please refer to the section  entitled  "Death  Benefit" for a  description  of the charge for each  Optional  Death  Benefit.  If you elect to purchase the Guaranteed  Return Option,  we will deduct the annual charge from your Account Value on the  anniversary of your Annuity's
Issue Date.  Under certain  circumstances,  we may deduct a pro-rata  portion of the annual charge for the  Guaranteed  Return  Option.
Please refer to the section entitled  "Managing Your Account Value - Do you offer programs  designed to guarantee a "return of premium"
at a future date?" for a description of the charge for the Guaranteed Return Option.

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers  made as part of a  rebalancing,  market timing or third party  investment advisory  service will be subject to the  twenty-transfer  limit.  However,  all transfers  made on the same day will be treated as one
(1)  transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the  Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

Tax  Charges:  Several  states  and some  municipalities  charge  premium  taxes or  similar  taxes.  The  amount of tax will vary from jurisdiction  to  jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2%.  We  generally  will deduct the amount of tax payable at the time the tax is  imposed,  but may also decide to deduct tax  charges  from each  Purchase  Payment at the time of a  withdrawal  or  surrender  of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE SUB-ACCOUNTS?

Insurance Charge:  We deduct an Insurance Charge daily against the average assets allocated to the  Sub-accounts.  The Insurance Charge is the  combination of the Mortality & Expense Risk Charge (1.50%) and the  Administration  Charge  (0.15%).  The total charge is equal to 1.65% on an annual basis.  The  Insurance  Charge is intended to compensate  American  Skandia for providing the insurance  benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your  beneficiaries  even if the market  declines and the risk that  persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers  administrative  costs  associated  with providing the Annuity  benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted as an Administrative  Charge.  However,  any increase will only apply to Annuities issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided to Contract Owners under the Annuity.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
Tax  Charge  applies  to  amounts  that are taken  from the  variable  investment  options  or the Fixed  Allocations.  A Market  Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?
In certain  states a tax is due if and when you exercise  your right to receive  periodic  annuity  payments.  The amount  payable will depend on the applicable  jurisdiction and on the annuity payment option you select.  If you select a fixed payment option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity when you elected to  annuitize.  There is no specific  charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance expenses.  If you select a  variable  payment  option  that we may offer,  then the amount of your  benefits  will  reflect  changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may reduce or  eliminate  the amount of the Annual  Maintenance  Fee or reduce  the  portion of the  Insurance  Charge for administrative  costs.  Generally,  these types of changes will be based on a reduction  to our sales,  maintenance  or  administrative expenses due to the nature of the individual or group  purchasing  the Annuity.  Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or likelihood of additional Purchase Payments;  and/or (d) other transactions where sales,  maintenance or administrative  expenses are likely to be  reduced.  We will not  discriminate  unfairly  between  Annuity  purchasers  if and when we  reduce  the  portion  of the
Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment:  You must make a minimum initial Purchase Payment of $15,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $15,000 in total Purchase Payments.

Where  allowed by law,  initial  Purchase  Payments in excess of  $1,000,000  require our approval  prior to  acceptance.  We may apply certain limitations and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death Benefit protection provided under the Annuity,  limiting the right to make additional Purchase Payments,  changing the number of transfers  allowable under the Annuity or restricting the Sub-accounts  that are available to the Contract owner.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Our acceptance of a check is subject to our ability to collect funds.  Additional  Purchase  Payments may also be
                                                                                             ----------
applied to your Annuity under an  arrangement  called "bank  drafting"  where you authorize us to deduct money  directly from your bank account.  We may reject any payment if it is received in an unacceptable form.

Age Restrictions:  There is no age restriction to purchase the Annuity.  However,  the basic Death Benefit provides greater  protection for persons under age 85. There is no Contingent  Deferred Sales Charge  deducted upon  surrender or partial  withdrawal.  However,  if you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership
         -----
       rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named
         -----------
       the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the surviving  spouse,  the new Account Value will be  considered as the initial  Purchase  Payment.  However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
(The right to return the Annuity is often referred to as the "free-look" right or "right to cancel.")

If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  Depending on the state in which you purchased  your  Annuity,  and, in some states, if you purchased the Annuity as a replacement  for a prior contract,  the right to cancel period may be ten (10) days,  twenty-one (21)
days or longer,  measured from the time that you received your Annuity.  If you return your Annuity,  during the applicable  period, we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your original  Purchase
Payment.  Where required by law, we will return your current Account Value or the amount of your initial  Purchase  Payment,  whichever is greater.  The same rules may apply to an Annuity  that is  purchased  as an IRA. In any  situation  where we are  required to return the greater of your Purchase  Payment or Account Value, we may allocate your Account Value to the AST Money Market  Sub-account  during the right to cancel period and for a reasonable additional amount of time to allow for delivery of your Annuity.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options  when  applied.  Bank  drafting  allows you to invest in an  Annuity  with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $15,000  during the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $15,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

In those states where we are required to return your Purchase  Payment if you exercise  your right to return the Annuity,  we initially allocate all amounts that you choose to allocate to the variable  investment  options to the AST Money Market  Sub-account.  At the end of the right to cancel  period we will  reallocate  your Account Value  according to your most recent  allocation  instructions.  Where permitted by law, we will allocate your Purchase Payments according to your initial  instructions,  without  temporarily  allocating to the AST Money Market  Sub-account.  To do this,  we will ask that you execute our form called a "return  waiver" that  authorizes us to allocate your Purchase  Payment to your chosen  Sub-accounts  immediately.  If you submit the "return waiver" and then decide to return your  Annuity  during the right to cancel  period,  you will receive  your  current  Account  Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent  Purchase  Payments:  We will  allocate  any  additional  Purchase  Payments you make  according to your current  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume  that your  current  allocation  instructions  are  valid  for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  market timing,  asset  allocation or similar program which you have  authorized.  Transfers made as part of a dollar cost  averaging  program do not count  toward the twenty free  transfer  limit.  Renewals or  transfers  of Account  Value from a Fixed
Allocation  at the end of its  Guarantee  Period are not subject to the  transfer  charge.  We may reduce the number of free  transfers allowable  each Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

We reserve the right to limit the number of transfers  in any Annuity  Year for all  existing or new Owners.  We also reserve the right to limit the number of  transfers  in any Annuity  Year or to refuse any  transfer  request  for an Owner or certain  Owners if: (a) we believe that  excessive  trading or a specific  transfer  request or group of transfer  requests may have a detrimental  effect on Unit
Values or the share prices of the  Portfolios;  or (b) we are informed by one or more of the Portfolios that the purchase or redemption of  shares  must be  restricted  because  of  excessive  trading  or a  specific  transfer  or group of  transfers  is deemed to have a detrimental  effect on the share prices of affected  Portfolios.  Without  limiting the above, the most likely scenario where either of the above could occur would be if the  aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a  particular  Portfolio.  Under such a  circumstance,  we will process  transfers  according to our rules then in effect and provide notice if the transfer request was denied.  If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  at least as of a specific  date in the  future.  You may not want to use either of these  programs  if you expect to begin taking annuity payments before the program would be completed.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 5.33%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.594948 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $59,495  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($41,505)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return OptionSM
We also offer a  seven-year  program  where we monitor your Account  Value daily and  systematically  transfer  amounts  between  Fixed
Allocations  and the variable  investment  options you choose.  American  Skandia  guarantees that at the end of the seventh (7th) year from  commencement  of the  program,  you will  receive  no less than the  original  amount  invested  (such as your  initial  Purchase
Payment).  Account Value is only transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it
                            ----
is necessary to support our  guarantee  under the program.  This  differs from the Balanced  Investment  program  where a set amount is allocated to a Fixed  Allocation  regardless of the  performance of the  underlying  Sub-accounts.  With the Guaranteed  Return Option, your Annuity is able to participate in the upside potential of the Sub-accounts  while only  transferring  amounts to Fixed Allocations to protect against  significant  market downturns.  NOTE: If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations  during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.

Each  business day we monitor the  performance  of your Account Value to determine  whether it is greater  than,  equal to or below our
"reallocation  trigger",  described  below.  Based on the performance of the  Sub-accounts in which you choose to allocate your Account
Value  relative to the  reallocation  trigger,  we may transfer  some or all of your Account Value to or from a Fixed  Allocation.  You have  complete  discretion  over the  allocation  of your Account  Value that remains  allocated  in the variable  investment  options.
However, we reserve the right to restrict certain Portfolios if you participate in the program.

|X|      Account Value greater than or equal to reallocation  trigger:  Account Value in variable  investment options remains allocated according  to your  most  recent  instructions.  If a  portion  of  Account  Value was  previously  allocated  to a Fixed
              Allocation,  those amounts may be transferred  from the Fixed  Allocation  and  re-allocated  to the variable  investment options pro-rata according to your current allocations.  A Market Value Adjustment will apply.

|X|      Account Value below reallocation  trigger:  A portion of your Account Value in the variable  investment options is transferred to a new Fixed Allocation.  These amounts are transferred on a pro-rata basis from the variable investment  options.  The new Fixed Allocation will have a Guarantee Period equal to the remaining  duration in the Guaranteed  Return Option.  The
              Account Value applied to the new Fixed  Allocation  will be credited with the fixed interest rate then being applied to a new Fixed Allocation of the next higher yearly  duration.  The Account Value will remain invested in the Fixed Allocation until the maturity date of the program  unless,  at an earlier date,  your Account Value is at or above the  reallocation trigger and amounts can be transferred to the variable  investment  options (as described  above) while  maintaining  the guarantee protection under the program.

American  Skandia uses an  allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility  to determine  the reallocation  trigger.  The  allocation  mechanism is used to determine the allocation of Account Value between Fixed  Allocations  and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion.

Program Termination
The Guaranteed  Return Option will  terminate on its maturity  date. You can elect to participate in a new Guaranteed  Return Option or re-allocate  your Account Value at that time.  Any Account Value  allocated to the Fixed  Allocations  will be  transferred  to the AST
Money Market  Sub-account,  unless you provide us with  alternative  instructions.  On the program maturity date, if your Account Value is below the initial  investment,  American  Skandia will apply  additional  amounts to your  Account  Value so that it is equal to the initial  investment  in the  program.  Any amounts  added to your Account  Value will be applied to the AST Money  Market  Sub-account, unless you  provide us with  alternative  instructions.  We will  notify  you of any  amounts  added to your  Account  Value  under the program. We do not consider amounts added to your Account Value to be "investment in the contract" for income tax purposes.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      You may  terminate  the  Guaranteed  Return  Option at any  time.  American  Skandia  does not  provide  any  guarantees  upon termination of the program.
|X|      Withdrawals  from your  Annuity  while the  program  is in effect  will  reduce the  guaranteed  amount  under the  program in proportion  to the  Account  Value at the time of the  withdrawal.  Withdrawals  will be  subject to all other  provisions  of the
     Annuity, including any Market Value Adjustment that would apply.
|X|      Additional  Purchase Payments applied to the Annuity while the program is in effect will only increase the amount  guaranteed;
     however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.
|X|      Annuity Owners cannot  transfer  Account Value to or from a Fixed  Allocation  while  participating  in the program and cannot participate in any dollar cost averaging program that transfers  Account Value from a Fixed Allocation to the variable  investment options.
|X|      Transfers  from Fixed  Allocations  will be subject to the Market Value  Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either  positive or negative.  Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      The Guaranteed  Return Option will terminate:  (a) upon the death of the Owner or the Annuitant (in an entity owned contract);
     and (b) as of the date Account Value is applied to begin annuity payments.
|X|      You can elect to  restart  the seven (7) year  program  duration  on any  anniversary  of the Issue Date of the  Annuity.  The
     Account Value on the date the restart is effective  will become the new  guaranteed  amount under the program.  You can only elect the program once per Annuity Year.

Charges under the Program
We charge a fee of 0.25% of  Account  Value per year to  participate  in the  Guaranteed  Return  Option.  The  charge is  deducted  to compensate  American  Skandia  for: (a) the risk that your  Account  Value on the maturity  date of the program is less than the amount guaranteed;  and (b)  administration  of the program.  The charge is deducted in arrears on an annual basis on each  anniversary of the
Issue Date of the  Annuity.  If you choose to begin the  program on a date other than the Issue Date of the  Annuity or an  anniversary of the Issue Date of the  Annuity,  we will charge a pro-rata  portion of the annual  charge for the  remaining  portion of the Annuity
Year. If the program  terminates before  completion for any reason other than death or  medically-related  surrender,  we will assess a pro-rata  portion of the annual charge.  We will deduct the annual charge for  participating  in the program pro-rata from the variable investment options.

MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes.  You may  authorize  your  investment  professional  to direct the  allocation  of your  Account  Value and to  request  financial transactions  between  investment  options  while you are living,  subject to our rules.  We require  that you provide us with  written proof that you have authorized  your investment  professional  to request  financial  transactions on your behalf.  You must contact us immediately  if and when you revoke  such  authority.  We will not be  responsible  for  acting on  instructions  from your  investment professional  if you fail to inform us that such  person's  authority  has been  revoked.  We may also  suspend,  cancel or limit these privileges at any time.  We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf.  These investment  professionals may be firms or persons who also are appointed by us as authorized  sellers of the Annuity.  However,  we do not offer advice about how to allocate your Account Value under any  circumstance.  Any  investment  professionals  you engage to provide  advice  and/or make  transfers  for you is not acting on our behalf.  We are not  responsible for any  recommendations  such investment  professionals  make, any market timing or asset  allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require  investment  professionals  or investment  advisors,  who are authorized by multiple  contract  owners to make financial transactions,  to enter into an  administrative  agreement with American  Skandia as a condition of our accepting  transactions on your behalf.  The  administrative  agreement may impose  limitations on the investment  professional's  or investment  advisor's  ability to request  financial  transactions on your behalf.  These  limitations  are intended to minimize the detrimental  impact of an investment professional  who is in a position to  transfer  large  amounts of money for  multiple  clients in a  particular  Portfolio  or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s) on American  Skandia.  The  administrative agreement  may limit  the  available  investment  options,  require  advance  notice of large  transactions,  or impose  other  trading limitations on your investment  professional.  Your  investment  professional  will be informed of all such  restrictions on an ongoing basis.  We may also require that your  investment  professional  transmit  all  financial  transactions  using the  electronic  trading functionality  available  through our Internet  website  (www.americanskandia.com).  Limitations  that we may impose on your investment professional or investment advisor under the terms of the  administrative  agreement do not apply to financial  transactions  requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
(Fixed Allocations may not be available in all states and may not be available for certain durations.)

We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period".  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed  Allocations  offered  exclusively for use with certain  optional  investment  programs.  The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the
Guarantee  Period.  The rates are an effective  annual rate of  interest.  We determine  the interest  rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do You Offer a Program to Balance  Fixed and Variable  Investments?").  The interest  rate  credited to Fixed
Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee
Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rate we credit for a Fixed Allocation is subject to a minimum.  Please refer to the Statement of Additional Information.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted Spreads as of the date the MVA is being calculated.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities  of  comparable  duration.  We currently  use the Merrill  Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will  notify you before the end of the
Guarantee Period about the fixed interest rates that we are currently  crediting to all Fixed  Allocations that are being offered.  The rates being  credited to Fixed  Allocations  may change  before the  Maturity  Date.  We will not charge a MVA if you choose to renew a
Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax purposes,  Minimum  Distributions.  You can also surrender your Annuity at any time.  There is no Contingent  Deferred
Sales  Charge  applied  upon  surrender  or partial  withdrawal.  However,  if you  surrender  your  Annuity,  we may deduct the Annual
Maintenance  Fee,  any Tax Charge that applies and the charge for any optional  benefits.  We may also apply a Market Value  Adjustment to any Fixed  Allocations  being  withdrawn or surrendered.  Unless you notify us differently,  withdrawals are taken pro-rata based on the Account Value in the investment  options at the time we receive your withdrawal  request.  Each of these types of  distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes,  you can make a  withdrawal  during  the  accumulation  period.  We call this a  "Partial  Withdrawal."  The  amount  that you may withdraw will equal your  Surrender  Value as of the date we process the  withdrawal  request.  There is no Contingent  Deferred  Sales
Charge  applied if you surrender  your Annuity or make a partial  withdrawal.  After any Partial  Withdrawal,  your Annuity must have a
Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal  request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity,  contact our Customer  Service Team at  1-800-752-6342  or visit our Internet Website at www.americanskandia.com.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual basis.  The Account  Value of your Annuity must be at least $20,000  before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal  is $100.  If any  scheduled  Systematic  Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax  treatment  under  Sections
401, 403(b) or 408 of the Code,  Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions  made prior to age 59 1/2if you elect to receive  distributions as a series of  "substantially  equal periodic  payments".  To request a program that complies  with Section  72(t),  you must provide us with certain  required  information  in writing on a form  acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)  withdrawals.  The Surrender Value of your Annuity must be at least
$20,000 before we will allow you to begin a program for  withdrawals  under Section 72(t).  The minimum amount for any such  withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance written notice to calculate and process the amount of your payments.  We may charge you for calculating  required  Minimum
Distributions.  You may elect to have Minimum Distributions paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, contact our Customer Service Team at 1-800-752-6342 or visit our Internet
Website at www.americanskandia.com.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any Annuity Payment Options available in the future.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change your  choices up to 30 days before the  Annuity  Date.  A maximum  Annuity  Date may be required by law.  Any change to these  options must be in writing.  The Annuity Date may depend on the annuity  option you choose.  Certain  annuity  options may not be available depending on the age of the Annuitant.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the  Beneficiary to the end of such period.
Note that under this option,  payments are not based on any assumptions of life  expectancy.  Therefore,  that portion of the Insurance
Charge  assessed to cover the risk that key lives  outlive our  expectations  provides no benefit to an Owner  selecting  this  option.
Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except
                                                                                                                                 ------
that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or Annuity Payment Option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  Annuity  Payments.  You will not  receive  annuity payments until you choose an AIR. The remaining  annuity  payments will fluctuate based on the  performance of the Portfolios  relative to the AIR, as well as, other factors  described below.  The greater the AIR, the greater the first annuity  payment.  A higher AIR may result in smaller  potential growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.  Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first annuity  payment.  If the  Sub-accounts  you choose perform  better than the AIR, then  subsequent  annuity  payments will be higher than the first.  If the  Sub-accounts  you choose  perform worse than the AIR, then  subsequent  annuity  payments will be lower than the first.  Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive are  adjusted  based on the  performance  of the
Sub-accounts  relative to the AIR; however,  subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-Account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-Accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-Account,  and the sum of the Sub-Account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-Account  will not  change  unless  you  transfer  among the  Sub-Accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial
                                                                                                                                -------
         annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

The Annuity  provides a basic Death Benefit at no additional  charge.  The Insurance  Charge we deduct from Account Value  allocated to the  Sub-accounts  is used,  in part,  to pay us for the risk we assume  in  providing  the basic  Death  Benefit  guarantee  under the
Annuity.  The Annuity also offers two different  optional Death  Benefits.  Either  benefit can be purchased for an additional  charge.
The additional  charge is deducted to compensate  American  Skandia for providing  increased  insurance  protection  under the optional
Death Benefits.  Notwithstanding  the additional  protection  provided under the optional Death  Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

Basic Death Benefit
The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs prior to the decedent's age 85:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals; and
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

         If death occurs after the decedent's age 85 or older:  The Death Benefit is your Account Value.

For purposes of the basic and optional Death Benefits,  "proportional  withdrawals" are determined by calculating the percentage of the
Account  Value that each prior  withdrawal  represented  when  withdrawn.  For example,  a withdrawal  of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

OPTIONAL DEATH BENEFITS
You can  purchase  either of two  optional  Death  Benefits  with your  Annuity to provide an  enhanced  level of  protection  for your beneficiaries.

NOTE:  You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death
Benefit.

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Currently,  these  benefits are only offered and must be elected at the time that you purchase your  Annuity.  We may, at a later date, allow existing  Annuity Owners to purchase  either of the optional Death Benefits  subject to our rules and any changes or restrictions in the  benefits.  Certain  terms and  conditions  may differ if you  purchase  your  Annuity as part of an  exchange,  replacement  or transfer, in whole or in part, from any other Annuity we issue.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  The benefit is currently only offered to
Owners who  purchase  the  Annuity as a  "non-qualified"  investment.  We may make the benefit  available  to Owners who  purchase  the
Annuity as an IRA or other  "qualified"  investment at a later date.  Please refer to the section entitled "Tax  Considerations"  for a discussion of special tax considerations for purchasers of this benefit.
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above

     PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Death  Benefit  Amount  includes  your Account Value and any amounts added to your Account Value under the basic Death Benefit when the
----------------------
Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

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The Enhanced  Beneficiary  Protection  Optional  Death Benefit is subject to a maximum of 50% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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See Appendix C for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time either optional Death Benefit is purchased.  If the
Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age
80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments on
             ------------------
     or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all Proportional  Reductions,  each increasing daily until the Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the  difference  between the sum of all Purchase  Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit at any time. Upon termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  The  Guaranteed  Minimum Death Benefit  cannot be terminated  once it is elected.  Both optional  Death  Benefits will  terminate  automatically  on the Annuity Date. We may also  terminate the optional Death
Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

How much do you charge for the optional Death Benefit?
We deduct a charge from your  Account  Value if you elect to purchase  either  optional  Death  Benefit.  No charge  applies  after the
Annuity Date.  We deduct the charge:

1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary of the Issue  Date,  the charge will be  prorated.  During the first year after the Issue  Date,  the charge will be prorated  from the
Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first  deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable  investment  options to pay the charge.  If your Annuity's  Account Value is  insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate  your  Annuity.  We will  notify  you if your  Account  Value is  insufficient  to pay the  charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (Annuity  Payment Options 1-4) or as a series of variable  annuity  payments  (Annuity
Payment Options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account Value will be considered as the initial Purchase Payment.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

IRA Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this IRA Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-Accounts,  subject to the same limitations and restrictions  that applied to the Owner.  NOTE: The Sub-Accounts offered under the IRA Beneficiary Continuation option may be limited.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time.
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Please contact  American  Skandia for additional  information on the  availability,  restrictions  and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the decedent  was not the Owner or Annuitant  as of the Issue Date and did not become the Owner or  Annuitant  due to the prior  Owner's or
Annuitant's  death.  Any minimum  Death  Benefit that applies  will be  suspended  for a two-year  period from the date he or she first became Owner or  Annuitant.  After the two-year  suspension  period is  completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-Account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-Accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

NOTE:  You may not elect the Plus40(TM)Optional Life Insurance Rider if you have elected the Enhanced Beneficiary Protection Optional
Death Benefit.

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The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is included in this  Prospectus to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider with taxable  withdrawals  from your Annuity.  The staff of the Securities and Exchange  Commission has not reviewed this  information.
However,  the information may be subject to certain generally  applicable  provisions of the Federal securities laws regarding accuracy and completeness.
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The Plus40(TM)rider provides an income  tax-free life  insurance  benefit to your  Beneficiary(ies)  equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions and  limitations.  The Rider may be  especially  useful in  offsetting  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your death.  The

Rider is available in addition to the death benefit  payable  under the Annuity.  Whether the Rider is  appropriate  for you may depend on your particular  circumstances,  including other financial resources that may be available to your  Beneficiary(ies) to pay taxes on the gain in your  Annuity  should you die during the  accumulation  period.  No amounts  are  payable  under the Rider if you die on or after the date your Account Value is applied to begin  receiving  annuity  payments or after you  surrender the Annuity.  The Rider has no cash value.

Currently,  the  Plus40(TM)rider is only  offered and must be elected at the time that you  purchase  your  Annuity.  We may, at a later date, allow existing Annuity Owners to purchase the Plus40(TM)rider subject to our rules and any changes or restrictions.

Please refer to Appendix D for a more complete description of the Plus40(TM)rider.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  When  determining  the Account Value on any day other than a Fixed  Allocation's  Maturity  Date,  the Account
Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus the Annual  Maintenance  Fee and the charge for any optional Death Benefit.  The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-Account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units fluctuate with the market  fluctuations of the Portfolios.  The value of the Units also reflect the daily accrual for the Insurance Charge.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day other than its  Maturity  Date,  we multiply the
Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the following  nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day,  Presidents'  Day,
Good Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  On those  dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the Sub-accounts  within two (2) days after we receive all of our  requirements  to issue the  Annuity.  If we do not have all the required  information  to allow us to issue your
Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our required  information  within five (5) days, we are required to return the Purchase  Payment at that time, unless you specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase  Payment and issue the Annuity  within two (2) days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment with satisfactory allocation instructions.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or  Surrenders.  Unscheduled  transactions  are  processed  and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Death  Benefits:  Death Benefit  claims require our review and  evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting documentation we require for such transaction and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later  than the close of the New York  Stock  Exchange  to be  processed  on the  current  Valuation  Day.  However,  any  purchase  or redemption  order or transfer  request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current
Valuation  Day. The "cut-off"  time for such  financial  transactions  involving a ProFunds VP  Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m.  Eastern  time) for  transactions  submitted  electronically  through  American
Skandia's Internet website  (www.americanskandia.com).  You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the ProFunds VP Sub-accounts  between the applicable "cut-off" time and 4:00 p.m.  Transactions  received after 4:00
p.m. will be treated as received by us on the next Valuation Day.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following  is a brief  summary of some of the Federal tax  considerations  relating to this  Annuity.  However,  since the tax laws are complex and tax  consequences are affected by your individual  circumstances,  this summary of our  interpretation  of the relevant tax laws is not intended to be fully  comprehensive  nor is it intended as tax advice.  Therefore,  you may wish to consult a  professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate  Accounts are taxed as part of American  Skandia.  American  Skandia is taxed as a life  insurance  company  under Part I, subchapter L of the Code.  No taxes are due on interest,  dividends and  short-term  or long-term  capital gains earned by the Separate
Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general.  Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X|      a qualified  pension plan,  profit sharing plan or other retirement  arrangement that is eligible for special  treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
|X|      an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual  Ownership:  If one or more  individuals own an Annuity,  the Owner of the Annuity is generally not taxed on any increase in the  value of the  Annuity  until an  amount is  received  (a  "distribution").  This is  commonly  referred  to as "tax  deferral".  A distribution  can be in the form of a lump sum payment  including  payment of a Death Benefit,  or in annuity payments under one of the annuity payment options.  Certain other transactions may qualify as a distribution and be subject to taxation.

Entity  Ownership:  If the  Annuity is owned by an entity and is not a Qualified  Contract,  generally  the Owner of the  Annuity  must currently  include any increase in the value of the Annuity during a tax year in its gross income.  An exception from current  taxation applies for annuities  held by an employer with respect to a terminated  tax-qualified  retirement  plan, a trust holding an annuity as an agent for a natural person,  or by a decedent's  estate by reason of the death of the decedent.  A tax-exempt entity for Federal tax purposes will not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions  Before  Annuitization:  Distributions  received before annuity payments begin are generally treated as coming first from
"income on the contract" and then as a return of the "investment in the contract".  The amount of any  distribution  that is treated as receipt of "income on the  contract" is includible in the  taxpayer's  gross income and taxable in the year it is received.  The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X|      "Income on the contract" is calculated by  subtracting  the taxpayer's  "investment in the contract" from the aggregate  value of all "related contracts" (discussed below).
|X|      "Investment  in the  contract"  is  equal  to  total  purchase  payments  for  all  "related  contracts"  minus  any  previous distributions  or  portions  of such  distributions  from such  "related  contracts"  that were not  includible  in gross  income.
     "Investment  in the contract" may be affected by whether an annuity or any "related  contract" was purchased as part of a tax-free exchange of life insurance,  endowment,  or annuity contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions  After  Annuitization:  A portion of each  annuity  payment  received  on or after the  Annuity  Date will  generally  be taxable.  The taxable  portion of each annuity  payment is determined by a formula which  establishes the ratio that the "investment in the contract"  bears to the total value of annuity  payments to be made.  This is called the  "exclusion  ratio." The investment in the contract is excluded from gross income.  Any portion of an annuity  payment  received that exceeds the exclusion ratio will be entirely includible in gross income.  The formula for  determining  the exclusion  ratio differs  between fixed and variable  annuity  payments.
When annuity  payments  cease because of the death of the person upon whose life  payments are based and, as of the date of death,  the amount of annuity  payments  excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment is allowed as a deduction by the beneficiary in the tax year of such death.

Penalty  Tax on  Distributions:  Generally,  any  distribution  from an  annuity  not used in  conjunction  with a  Qualified  Contract
(Qualified  Contracts  are  discussed  below) is  subject to a penalty  equal to 10% of the amount  includible  in gross  income.  This penalty does not apply to certain distributions, including:
|X|      Distributions made on or after the taxpayer has attained age 591/2;
|X|      Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|      Distributions attributable to the taxpayer's becoming disabled;
|X|      Distributions  which are part of a series of  substantially  equal periodic  payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary);
|X|      Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|      Payments under an immediate annuity as defined in the Code;
|X|      Distributions under a qualified funding asset under Code Section 130(d); or
|X|      Distributions  from an annuity  purchased by an employer on the  termination  of a qualified  pension plan that is held by the employer until the employee separates from service.

Special  rules  applicable to "related  contracts":  Contracts  issued by the same insurer to the same  contract  owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified  retirement  arrangement) are to be treated as one annuity  contract  when  determining  the  taxation of  distributions  before  annuitization.  We refer to these  contracts as "related contracts."  In  situations  involving  related  contracts we believe that the values under such  contracts  and the  investment in the contracts will be added together to determine the proper taxation of a distribution  from any one contract  described under the section
"Distributions before  Annuitization."  Generally,  distributions will be treated as coming first from income on the contract until all of the income on all such  related  contracts is  withdrawn,  and then as a return of the  investment  in the  contract.  There is some uncertainty  regarding the manner in which the Internal  Revenue  Service would view related  contracts  when one or more contracts are immediate  annuities or are contracts that have been annuitized.  The Internal Revenue Service has not issued guidance  clarifying this issue as of the date of this Prospectus.  You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding  "substantially equal periodic payments":  (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions  which are part of a series of substantially  equal periodic  payments that occur before the later of the taxpayer  reaching age 59 1/2or five (5) years from the first of such  payments will result in the  requirement  to pay the 10% premature distribution  penalty that would have been due had the payments  been treated as subject to the 10% premature  distribution  penalty in the years received,  plus interest.  This does not apply when the  modification is by reason of death or disability.  American  Skandia does not currently support a section 72(q) program.

Special concerns  regarding  immediate  annuities:  The Internal Revenue Service has ruled that the immediate  annuity exception to the
10% penalty  described above under "Penalty Tax on Distributions"  for  "non-qualified"  immediate  annuities as defined under the Code may not apply to annuity payments under a contract  recognized as an immediate  annuity under state insurance law obtained  pursuant to an exchange of a contract if: (a) purchase  payments for the  exchanged  contract were  contributed  or deemed to be  contributed  more than one year prior to the annuity  starting  date under the  immediate  annuity;  and (b) the  annuity  payments  under the  immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free  exchanges under Section 1035:  Section 1035 of the Code permits certain tax-free  exchanges of a life  insurance,  annuity or  endowment  contract  for an annuity.  If an annuity is  purchased  through a tax-free  exchange of a life insurance,  annuity or endowment  contract that was purchased  prior to August 14, 1982, then any  distributions  other than as annuity payments will be considered to come:
|X|      First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X|      Then,  from any  "income on the  contract"  that is  attributable  to the  purchase  payments  made  prior to August 14,  1982
       (including income on such original purchase payments after the exchange);
|X|      Then, from any remaining "income on the contract"; and
|X|      Lastly, from the amount of any "investment in the contract" made after August 13, 1982.

Therefore,  to the extent a  distribution  is equal to or less than the  remaining  investment in the contract made prior to August 14,
1982,  such  amounts are not  included  in taxable  income.  Further,  distributions  received  that are  considered  to be a return of investment on the contract from purchase  payments  made prior to August 14, 1982,  such  distributions  are not subject to the 10% tax penalty.  In all other respects,  the general  provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

Partial  surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts,  therefore avoiding current taxation of any gains in the  contract as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals.  The IRS has  reserved the right to treat transactions it considers  abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be  considered  abusive.  For example,  we do not know how the IRS may view early  withdrawals  or  annuitizations  after a partial exchange.  As of the date of this  prospectus,  we will  treat a partial  surrender  of this type  involving  a  non-qualified  annuity contract as a "tax-free"  exchange for future tax  reporting  purposes,  except to the extent that we, as a reporting  and  withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance  companies may not recognize these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions to the extent of any gain distributed as well as  subjecting  the taxable  portion of the  distribution  to the 10% IRS early  distribution  penalty.  We  strongly  urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

There is no guidance from the Internal  Revenue  Service as to whether a partial  exchange from a life  insurance  contract is eligible for  non-recognition  treatment  under  Section 1035 of the Code. We will  continue to report a partial  surrender of a life  insurance policy as subject to current  taxation to the extent of any gain. In addition,  please be cautioned that no specific  guidance has been provided as to the impact of such a transaction for the remaining life insurance policy,  particularly as to the subsequent  methods to be used to test for compliance  under the Code for both the  definition of life  insurance and the  definition of a modified  endowment contract.

Special  Considerations  for  Purchasers  of the  Enhanced  Beneficiary  Protection  Optional  Death  Benefit:  As of the  date of this
Prospectus,  it is our understanding  that the charges related to the optional Death Benefit are not subject to current taxation and we will not report them as such.  However,  the IRS could take the position  that these charges  should be treated as partial  withdrawals subject  to  current  taxation  to the extent of any gain and,  if  applicable,  the 10% tax  penalty.  We reserve  the right to report charges for the optional Death Benefit as partial  withdrawals if we, as a reporting and  withholding  agent,  believe that we would be expected to report them as such.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of  tax-qualified  retirement  plans.  We have provided  summaries of the types of  tax-qualified  retirement plans with which we may issue an Annuity.  These summaries  provide general  information  about the tax rules and are not intended to be complete  discussions.  The tax rules regarding  qualified plans are complex.  These rules may include limitations on contributions and restrictions on distributions,  including  additional taxation of distributions and additional penalties.  The terms and conditions of the  tax-qualified  retirement plan may impose other  limitations and restrictions  that are in addition  to the  terms of the  Annuity.  The  application  of these  rules  depends  on  individual  facts and  circumstances.  Before purchasing  an Annuity  for use in a  qualified  plan,  you should  obtain  competent  tax  advice,  both as to the tax  treatment  and suitability  of such an  investment.  American  Skandia  does not offer all of its  annuities  to all of these  types of  tax-qualified retirement plans.

Corporate  Pension  and  Profit-sharing  Plans:  Annuities  may be used to fund  employee  benefits  of various  corporate  pension and profit-sharing  plans  established by corporate  employers under Section 401(a) of the Code including  401(k) plans.  Contributions  to such plans are not taxable to the employee  until  distributions  are made from the retirement  plan.  The Code imposes  limitations on the  amount  that may be  contributed  and the  timing of  distributions.  The tax  treatment  of  distributions  is subject to special provisions of the Code,  and also depends on the design of the specific  retirement  plan.  There are also special  requirements  as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R.  10 Plans:  Annuities  may also be used to fund  benefits  of  retirement  plans  established  by  self-employed  individuals  for themselves  and their  employees.  These are commonly  known as "H.R.  10 Plans" or "Keogh  Plans".  These plans are subject to most of the same types of limitations and requirements as retirement  plans  established by corporations.  However,  the exact  limitations and requirements may differ from those for corporate plans.

Tax Sheltered  Annuities:  Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain  qualifying  employers  such as public schools and certain  charitable,  educational  and  scientific  organizations specified  in Section  501(c)(3)  for the  benefit of their  employees.  Such  contributions  are not  taxable  to the  employee  until distributions  are made from the TSA.  The Code  imposes  limits  on  contributions,  transfers  and  distributions.  Nondiscrimination requirements also apply.

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Under a TSA, you may be  prohibited  from taking  distributions  from the contract  attributable  to  contributions  made pursuant to a salary reduction agreement unless the distribution is made:
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|X|      After the participating employee attains age 59 1/2;
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|X|      Upon separation from service, death or disability; or
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|X|      In the case of financial hardship (subject to restrictions).
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Section 457 Plans:  Under Section 457 of the Code,  deferred  compensation  plans  established  by  governmental  and certain other tax exempt employers for their employees may invest in annuity  contracts.  The Code limits  contributions and  distributions,  and imposes eligibility  requirements as well.  Contributions  are not taxable to employees until distributed from the plan.  However,  plan assets remain the  property of the  employer  and are subject to the claims of the  employer's  general  creditors  until such assets are made available to participants or their beneficiaries.

Individual  Retirement  Programs or "IRAs":  Section 408 of the Code allows eligible  individuals to maintain an individual  retirement account or  individual  retirement  annuity  ("IRA").  IRAs are  subject to  limitations  on the amount  that may be  contributed,  the contributions  that may be deducted  from  taxable  income,  the persons  who may be  eligible  to  establish  an IRA and the time when distributions  must  commence.  Further,  an Annuity may be  established  with  "roll-over"  distributions  from certain  tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth  IRAs:  A form of IRA is also  available  called  a "Roth  IRA".  Contributions  to a Roth  IRA are not tax  deductible.  However, distributions  from a Roth IRA are free from  Federal  income  taxes and are not  subject to the 10%  penalty tax if five (5) tax years have passed since the first  contribution  was made or any conversion from a traditional IRA was made and the  distribution is made (a)
                                                                                                      ---
once the taxpayer is age 59 1/2or older,  (b) upon the death or disability of the taxpayer,  or (c) for qualified  first-time  home buyer expenses,  subject to certain  limitations.  Distributions  from a Roth IRA that are not  "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers  of IRAs  and  Roth  IRAs  will  receive  a  special  disclosure  document,  which  describes  limitations  on  eligibility, contributions,  transferability  and distributions.  It also describes the conditions under which distributions from IRAs and qualified plans may be rolled  over or  transferred  into an IRA on a  tax-deferred  basis and the  conditions  under  which  distributions  from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs:  Eligible  employers  that  meet  specified  criteria  may  establish  Simplified  Employee  Pensions  or SEP IRAs.  Employer
contributions  that may be made to employee  SEP IRAs are larger than the amounts  that may be  contributed  to other IRAs,  and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions  from  Qualified  Contracts  are  generally  taxed under  Section 72 of the Code.  Under these  rules,  a portion of each distribution  may be  excludable  from income.  The  excludable  amount is the  proportion  of a  distribution  representing  after-tax contributions.  Generally,  a 10% penalty tax applies to the taxable portion of a distribution from a Qualified  Contract made prior to age 59 1/2.  However, the 10% penalty tax does not apply when the distribution:
|X|      is part of a properly executed transfer to another IRA or another eligible qualified account;
|X|      is subsequent to the death or  disability  of the taxpayer (for this purpose  disability is as defined in Section  72(m)(7) of the Code);
|X|      is part of a series of substantially  equal periodic  payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|      is subsequent to a separation from service after the taxpayer attains age 55*;
|X|      does not exceed the employee's allowable deduction in that tax year for medical care*;
|X|      is made to an alternate payee pursuant to a qualified domestic relations order*; and
|X|      is made pursuant to an IRS levy.

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.  Certain other exceptions may be available.

Minimum  Distributions  after age 70 1/2: A participant's  interest in a Qualified Contract must generally be distributed,  or begin to be distributed, by the "required beginning date".  This is April 1st of the calendar year following the later of:
|X|      the calendar year in which the individual attains age 70 1/2; or
|X|      the calendar year in which the individual  retires from service with the employer  sponsoring the plan. The retirement  option is not available to IRAs.

The IRS has released  proposed  Treasury  regulations  containing  new Minimum  Distribution  rules.  Under the new rules,  the Minimum
Distribution  amount  will be  lower  for the vast  majority  of  individuals.  The new  rules  are  available,  at the  option  of the individual,  for  Minimum  Distributions  required  in the year 2001.  For  Minimum  Distributions  required  in 2002 and  beyond,  the individual must utilize the new Minimum Distribution rules.

Under existing Minimum Distribution rules, the participant's  entire interest must be distributed  beginning no later than the required beginning  date over a period which may not extend  beyond a maximum of the life or life  expectancy  of the  participant  (or the life expectancies  of the owner and a  designated  beneficiary).  Each  annual  distribution  must equal or exceed a  "minimum  distribution amount" which is determined by dividing the account value by the applicable life  expectancy or pursuant to an annuity  payout.  If the account  balance is used,  it  generally  is based upon the Account  Value as of the close of business on the last day of the  previous calendar year.

If the  participant  dies  before  reaching  his or her  "required  beginning  date",  his or her entire  interest  must  generally  be distributed  within five (5) years of death.  However,  this rule will be deemed satisfied if  distributions  begin before the close of the calendar  year  following  death to a designated  beneficiary  (or over a period not  extending  beyond the life  expectancy of the beneficiary).  If the Beneficiary is the individual's  surviving  spouse,  distributions  may be delayed until the deceased owner would have  attained  age 701/2. A  surviving  spouse  would also have the option to assume the IRA as his or her own if he or she is the sole designated  beneficiary.  If a  participant  dies  after  reaching  his or her  required  beginning  date or after  distributions  have commenced,  the  individual's  interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

If the amount  distributed is less than the minimum required  distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

Under the new Minimum  Distribution  rules, a uniform life expectancy  table will be utilized by all  participants  except those with a spouse who is more than ten (10) years younger than the  participant.  In that case,  the new rules permit the  participant  to utilize the actual life  expectancies of the participant and the spouse.  In addition,  the designated  beneficiary  under the new rules is not determined  until  December 31 of the year  following  the year of the  participant's  death.  In most cases,  the  beneficiary  may be changed during the participant's  lifetime with no affect on the Minimum  Distributions.  At death, the designated Beneficiary may take
Minimum  Distributions over his/her life expectancy or in a lump sum. In the absence of a designated  beneficiary,  the beneficiary may take a lump sum or distributions over five (5) years.

It is important to note that the new Minimum  Distribution  rules may not apply to certain  qualified  retirement plans (at this time), but currently generally apply to IRA's and 403(b)'s.

GENERAL TAX CONSIDERATIONS

Diversification:  Section 817(h) of the Code provides that a variable annuity  contract,  in order to qualify as an annuity,  must have an "adequately  diversified"  segregated  asset account  (including  investments  in a mutual fund by the  segregated  asset account of insurance  companies).  If the  diversification  requirements  under the Code are not met and the annuity is not treated as an annuity, the taxpayer  will be subject to income tax on the annual gain in the contract.  The Treasury  Department's  regulations  prescribe the diversification  requirements for variable annuity  contracts.  We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

Transfers Between Investment  Options:  Transfers between investment options are not subject to taxation.  The Treasury  Department may promulgate  guidelines  under which a variable  annuity will not be treated as an annuity for tax  purposes if persons  with  ownership rights have  excessive  control over the  investments  underlying  such variable  annuity.  Such  guidelines may or may not address the number of investment options or the number of transfers between  investment  options offered under a variable annuity.  It is not known whether such  guidelines,  if in fact  promulgated,  would have  retroactive  effect.  It is also not known what effect,  if any,  such guidelines may have on transfers  between the investment  options of the Annuity offered pursuant to this Prospectus.  We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax  Withholding:  Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is  includible  in the gross  income of the  recipient.  Amounts  to be  withheld  depend  upon the  nature of the  distribution.
However,  under most  circumstances  a  recipient  may elect not to have income  taxes  withheld  or have  income  taxes  withheld at a different rate by filing a completed election form with us.

Certain distributions,  known as eligible rollover  distributions,  from Qualified Contracts,  are subject to automatic 20% withholding for Federal income taxes.  The following distributions are not eligible rollover distributions and not subject to 20% withholding::
|X|      any portion of a distribution paid as Minimum Distributions;
|X|      direct transfers to the trustee of another retirement plan;
|X|      distributions from an individual retirement account or individual retirement annuity;
|X|      distributions  made as  substantially  equal  periodic  payments for the life or life  expectancy  of the  participant  in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan;
|X|      distributions that are part of a series of substantial periodic payments pursuant to Section 72(q) or 72(t) of the Code; and
|X|      certain other distributions where automatic 20% withholding may not apply.

Loans,  Assignments and Pledges:  Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of, an  annuity  before  annuity  payments  have  begun are  treated  as a  distribution  subject  to  taxation  under the distribution  rules set forth above.  Any gain in an annuity on or after the  assignment or pledge of an entire  annuity and while such assignment  or pledge  remains in effect is treated as "income on the  contract" in the year in which it is earned.  For  annuities not issued as Qualified  Contracts,  the cost basis of the annuity is increased by the amount of any  assignment  or pledge  includible  in gross  income.  The cost basis is not affected by any  repayment of any loan for which the annuity is  collateral  or by payment of any interest thereon.

Gifts:  The gift of an annuity to someone other than the spouse of the owner (or former spouse  incident to a divorce) is treated,  for income tax purposes, as a distribution.

Estate and Gift Tax  Considerations:  You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping  Transfers:  Under the Code certain taxes may be due when all or part of an annuity is  transferred  to, or a death benefit is paid to, an  individual  two or more  generations  younger than the contract  holder.  These  generation-skipping  transfers generally  include those subject to federal  estate or gift tax rules.  There is an aggregate $1 million  exemption  from taxes for all such  transfers.  We may be required to determine  whether a transaction  is a direct skip as defined in the Code and the amount of the resulting  tax. We will  deduct  from your  Annuity or from any  applicable  payment  treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a contingent  annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more contingent  annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as contingent  annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a contingent  annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.com  or any other electronic means,  including  diskettes or CD ROMs.  We send a  confirmation  statement  to you each  time a  transaction  is made  affecting  Account  Value,  such as  making additional  Purchase  Payments,  transfers,  exchanges  or  withdrawals.  We also send  quarterly  statements  detailing  the  activity affecting  your Annuity  during the calendar  quarter.  You may request  additional  reports.  We reserve the right to charge up to $50 for each such  additional  report.  Instead of  immediately  confirming  transactions  made pursuant to some type of periodic  transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program,  such as a salary reduction  arrangement,  we may confirm such transactions in quarterly statements.  You should review the information in these statements carefully.

All errors or  corrections  must be reported to us at our Office as soon as possible to assure proper  accounting to your Annuity.  For transactions  that are confirmed  immediately,  we assume all  transactions  are accurate unless you notify us otherwise within 10 days from the date you receive the  confirmation.  For  transactions  that are first  confirmed on the  quarterly  statement,  we assume all transactions  are accurate  unless you notify us within 10 days from the date you receive the  quarterly  statement.  All  transactions confirmed  immediately or by quarterly  statement are deemed  conclusive after the applicable 10-day period. We may also send an annual report and a  semi-annual  report  containing  applicable  financial  statements  for the Separate  Account and the  Portfolios,  as of
December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents available  electronically  through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states and the District of Columbia.  American  Skandia is a  wholly-owned  subsidiary  of American  Skandia,  Inc., whose ultimate parent is Skandia  Insurance  Company Ltd., a Swedish company.  American Skandia markets its products to  broker-dealers and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the business of issuing  variable annuity and variable life insurance  contracts.  American  Skandia  currently offers the  following  products:  (a) flexible  premium  deferred  annuities  and single  premium  fixed  deferred  annuities  that are registered  with the SEC; (b) certain other fixed deferred  annuities that are not registered  with the SEC; (c) certain group variable annuities  that are exempt from  registration  with the SEC that serve as funding  vehicles for various types of qualified  pension and profit sharing plans;  (d) a single premium  variable life insurance policy that is registered with the SEC; and (e) a flexible premium life  insurance  policy that is registered  with the SEC. No company other than American  Skandia has any legal  responsibility  to pay amounts that it owes under its variable annuity and variable life insurance contracts.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  Annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in separate  accounts  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the  payout  phase,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general account.  Income,  gains and losses from assets allocated to these  separate  accounts are credited to or charged  against each such separate  account  without regard to other income, gains or losses of American Skandia or of any other of our separate  accounts.  These assets may only be charged with liabilities which arise from the Annuities  issued by American  Skandia.  The amount of our obligation in relation to allocations to the  Sub-accounts is
based  on  the  investment  performance  of  such  Sub-accounts.   However,  the  obligations  themselves  are  our  general  corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Class 9 Sub-accounts  of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B".
Separate  Account  B  consists  of  multiple  Sub-accounts.  The  name of each  Sub-account  generally  corresponds  to the name of the underlying  Portfolio.  Separate Account B was established by us pursuant to Connecticut  law.  Separate Account B also holds assets of other  annuities  issued by us with values and benefits that vary  according to the investment  performance of Separate  Account B. The
Sub-accounts  of this Annuity are all Class 9 Sub-accounts  of Separate  Account B. Each class of  Sub-accounts  in Separate  Account B has a different level of charges  assessed  against such  Sub-accounts.  You will find additional  information  about these  underlying mutual funds and portfolios in the prospectuses for such funds.

Separate  Account  B is  registered  with the SEC  under  the  Investment  Company  Act of 1940  ("Investment  Company  Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise  investment  policies,  management or practices of
Separate Account B.  Each Sub-account invests only in a single mutual fund or mutual fund portfolio.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act of 1940.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate  Account D, also referred to as Separate  Account D. Such  obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently  employ  investment  managers  retained to manage the assets  maintained in Separate  Account D. Each manager we employ is responsible for investment  management of a different portion of Separate Account D. From time to time additional  investment  managers may be  employed or  investment  managers  may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain..

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares in the manner  directed by Owners with Account  Value  allocated  to that  Sub-account.
Owners have the right to vote an amount equal to the number of shares  attributable  to their  contracts.  If we do not receive  voting instructions  in relation to certain  shares,  we will vote those shares in the same manner and  proportion  as the shares for which we have received  instructions.  We will furnish those Owners who have Account Value allocated to a Sub-account  whose  underlying  mutual fund  portfolio  has  requested  a "proxy"  vote  with  proxy  materials  and the  necessary  forms to  provide  us with  their  voting instructions.  Generally,  you will be asked to  provide  instructions  for us to vote on  matters  such as  changes  in a  fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its investment adviser, American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of Trustees of the
Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies that are organized in a similar manner as the Trust) is  intended  to  facilitate  the  efficient  supervision  and  management  of the  sub-advisors  by ASISI and the
Trustees.  The Trust is required,  under the terms of the exemption,  to provide certain  information to  shareholders  following these types of changes.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable by Underlying Funds
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which a fee is paid that is generally based on a percentage of the average assets  allocated to the Portfolios  under the Annuity.  Any fees payable will be  consistent  with the  services  rendered or the expected  cost  savings  resulting  from the  arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and both  American  Skandia  Trust and American  Skandia  Advisor  Funds,  Inc., a family of retail mutual funds. ASM also acts as an introducing  broker-dealer  through which it receives a portion of brokerage  commissions in connection with purchases and sales of  securities  held by portfolios  of American  Skandia Trust which are offered as underlying  investment  options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Annuity is offered on a  continuous  basis.  ASM enters into  distribution  agreements  with  independent  broker-dealers  who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration.  Applications for the
Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  may be payable based on a percentage of Purchase
Payments  made, up to a maximum of 2.0%.  Ongoing  compensation  of up to 1.00% per year of the Account  Value is also payable.  We may also provide  compensation for providing  ongoing service to you in relation to the Annuity.  Commissions and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  firms may receive separate compensation or reimbursement for, among other things, training of sales personnel,  marketing or other  services  they provide to us or our  affiliates.  We or ASM may enter into  compensation  arrangements  with  certain  firms.
These  arrangements  will  not be  offered  to all  firms  and the  terms of such  arrangements  may  differ  between  firms.  Any such compensation  will be paid by us or ASM and will not result in any  additional  charge to you.  To the extent  permitted  by NASD rules and other applicable laws and regulations,  ASM may pay or allow other promotional  incentives or payments in the form of cash or other compensation.

Advertising:  We may advertise certain  information  regarding the performance of the investment  options.  Details on how we calculate performance  for the  Sub-accounts  are found in the  Statement of Additional  Information.  This  information  may help you review the performance of the investment  options and provide a basis for comparison  with other  annuities.  It may be less useful when comparing the performance of the investment  options with other savings or investment  vehicles.  Such other  investments may not provide some of the benefits of  annuities,  or may not be designed  for  long-term  investment  purposes.  Additionally  other  savings or  investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code.

We may  advertise  the  performance  of the  underlying  mutual fund  portfolios in the form of  "Standard"  and  "Non-standard"  Total
Returns.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent one,  five and ten year periods (or since the  inception  date that the  Portfolio  has been offered as a  Sub-account,  if less).  "Standard  Total Return"  figures  assume that the Insurance  Charge and the Annual  Maintenance  Fee are deducted and that the
Annuity is  surrendered  at the end of the  applicable  period.  Since the Annuity does not deduct a Contingent  Deferred  Sales Charge upon surrender,  no such charge is deducted when calculating  Standard Total Returns.  "Non-standard  Total Return" figures include any performance  figures that do not meet the SEC's rules for Standard  Total  Returns.  "Non-standard  Total  Return"  figures may be used that do not reflect all fees and  charges.  Non-standard  Total  Returns are  calculated  in the same manner as  standardized  returns.
Non-standard  Total  Returns may also  assume that the Annual  Maintenance  Fee does not apply due to the average  Account  Value being greater than  $100,000,  where the charge is waived.  Standard and  Non-standard  Total Returns will not reflect  charges that apply to either Optional Death Benefit.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the  underlying  mutual  fund  portfolios  existed  prior  to the  inception  of  these  Sub-accounts.  Performance  quoted  in advertising  regarding such  Sub-accounts may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial  offering of the Annuities,  or periods  during which the underlying  mutual fund  portfolios  have been in existence,  but the
Sub-accounts  have not. Such  hypothetical  historical  performance is calculated  using the same  assumptions  employed in calculating actual performance since inception of the Sub-accounts.  Hypothetical  historical  performance of the underlying mutual fund portfolios prior to the existence of the Sub-accounts may only be presented as Non-Standard Total Returns.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying mutual fund or portfolio.  In addition, the amount of charges assessed against each Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  7 World Trade Center,  New York, NY, and the Everett  McKinley Dirksen  Building,  219 South Dearborn  Street,  Chicago,  IL.
These  documents,  as  well as  documents  incorporated  by  reference,  may  also be  obtained  through  the  SEC's  Internet  Website
(http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document  incorporated  by reference  into this  Prospectus is modified or superseded by a statement in this  Prospectus or in a later-filed  document,  such statement is hereby deemed so modified or superseded and not part of this  Prospectus.  The Annual Report on Form 10-K for the year ended December 31, 2000 previously  filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents  incorporated by reference in this  Prospectus,  including any exhibits to such  documents  which have been  specifically  incorporated  by  reference.  We will do so upon receipt of your written or oral request.

HOW TO CONTACT US
You can contact us by:
|X|      calling our Customer Service Team at  1-800-752-6342  during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday, or Skandia's Telephone Automated Response System (STARS) at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com

You can obtain account information through Skandia's  Telephone Automated Response System (STARS) and at  www.americanskandia.com,  our
Internet  Website.  Our Customer  Service  representatives  are also available  during  business hours to provide you with  information about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our Internet  Website or through a customer service  representative.  You can provide authorization for a third party,  including your  attorney-in-fact  acting pursuant to a power of attorney or an investment  professional,  to access your account information and perform certain transactions on your  account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via telephonic  and  electronic  means and whether you wish to  authorize a third party to perform any such  transactions.  We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our Internet
Website.  This may include a Personal  Identification  Number  (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through STARS and at  www.americanskandia.com,  our Internet  Website.  Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

EXECUTIVE OFFICERS AND DIRECTORS
Our executive  officers,  directors and certain  significant  employees,  their ages,  positions with us and principal  occupations are indicated  below.  The  immediately  preceding  work  experience  is  provided  for  officers  that have not been  employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation
---                                                           --------------------------                        --------------------

Patricia J. Abram                                             Senior Vice President                           Senior Vice President:
49                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Ms. Abram joined us in 1998. She previously  held the position of Senior Vice President,  Chief  Marketing  Officer with Mutual Service
Corporation.  Ms. Abram was employed there since 1982.

Lori Allen                                                    Vice President                                         Vice President:
31                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Robert M. Arena                                               Vice President                                         Vice President:
32                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Gordon C. Boronow                                             Deputy Chief Executive Officer         Deputy Chief Executive Officer:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Robert W. Brinkman                                            Senior Vice President                           Senior Vice President:
36                                                                                                                  American Skandia
                                                                                                             Marketing, Incorporated

Carl Cavaliere                                                Vice President, Corporate Treasurer          Vice President, Corporate
38       and Business Controller                              Treasurer and Business Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cavaliere joined us in 1998.  He previously held the position of Director of Operations with Aetna, Inc. since 1989.

Lucinda C. Ciccarello                                         Vice President                                         Vice President:
42                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Ms. Ciccarello joined us in 1997.  She previously held the position of Assistant Vice President with Phoenix Duff & Phelps since 1984.

Lincoln R. Collins                                            Senior Vice President,                           Senior Vice President
40                                                            Chief Operating Officer and               and Chief Operating Officer:
                                                              Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

Tim Cronin                                                    Vice President                                         Vice President:
35                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cronin joined us in 1998.  He previously held the position of Manager/Client Investor with Columbia Circle Investors since 1995.

Harold Darak                                                  Vice President                                         Vice President:
40                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Darak joined us in 1999. He  previously  held the position of  Consultant/Senior  Manager with Deloitte & Touche since 1998 and the positions of Second Vice President with The Guardian since 1996 and The Travelers from October, 1982 until December, 1995.

Wade A. Dokken                                                President and Chief Executive Officer                    President and
41                                                                                                          Chief Executive Officer:
                                                                                                              American Skandia, Inc.

Elaine C. Forsyth                                             Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Lisa Foote                                                    Vice President                                         Vice President:
43                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms. Foote joined us in 2001. She previously held the positions of Vice President with Gateway  Computer  Corporation  from January 2000 until August 2000;  Director,  AmericaOne  Operations  with Capital one from July 1998 until  December  1999; and Senior Vice President with Recovery Retailer Financial Services (a division of GE Capital) from December 1994 until July 1998.

Larisa Gromyko                                                Director, Insurance Compliance         Director, Insurance Compliance:
54                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Maureen Gulick                                                Director, Business Operations           Director, Business Operations:
38                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

N. David Kuperstock                                           Vice President                                         Vice President:
49                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Robert K. Leach                                               Vice President,                                        Vice President,
46                                                            Chief Actuary                                           Chief Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Robert K. Leach joined us in 2000. He previously  was employed in the U.S.  Retirement  Products and Services  Division of Sun Life
of Canada and held the position of Vice President, Finance and Product.

Thomas M. Mazzaferro                                          Executive Vice President,                    Executive Vice President,
48                                                            Treasurer , Corporate Controller,      Treasurer, Corporate Controller
                                                              and Chief Financial Officer               and Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Michael A. Murray                                             Senior Vice President                           Senior Vice President:
32                                                                                                                  American Skandia
                                                                                                             Marketing, Incorporated

Polly Rae                                                     Vice President                                         Vice President:
38                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Rebecca Ray                                                   Vice President                                  Senior Vice President:
45                                                                                                                  American Skandia
                                                                                                             Marketing, Incorporated

Ms. Ray joined us in 1999. She previously  held the position of First Vice President  with  Prudential  Securities  since 1997 and Vice
President with Merrill Lynch since 1995.

Rodney D. Runestad                                            Vice President                                         Vice President:
51                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Hayward L. Sawyer                                             Senior Vice President                           Senior Vice President:
56                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Lisa Shambelan                                                Vice President                                         Vice President:
35                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Karen Stockla                                                 Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms. Stockla joined us in 1998. She previously held the position of Manager,  Application  Development with Citizens  Utilities  Company since 1996 and HRIS Tech Support Representative with Yale New Haven Hospital since 1993.

William H. Strong                                             Vice President                                         Vice President:
57                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Strong  joined us in 1997. He previously  held the position of Vice  President  with American  Financial  Systems from June 1994 to
October 1997 and various actuarial positions with Connecticut Mutual Life from June 1965 to June 1994.

Guy Sullivan                                                  Vice President                                         Vice President:
40                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.  Sullivan  joined us in 2000.  He  previously  held the  positions of Managing  Director,  Wholesale  Distribution  with  Allmerica
Financial Services since 1999 and Managing Director and Member of the Executive Committee with Putnam Investments since 1995.

Leslie S. Sutherland                                          Vice President                                         Vice President:
47                                                                                                                  American Skandia
                                                                                                             Marketing, Incorporated

Amanda C. Sutyak                                              Vice President                                         Vice President:
43                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Bayard F. Tracy                                               Senior Vice President and                       Senior Vice President:
53                                                                                                                  American Skandia
                                                                                                             Marketing, Incorporated

Jeffrey M. Ulness                                             Vice President                                         Vice President:
40                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Robert G. Whitcher                                            Director (since October, 2001)                               Director:
55                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Kirk Wickman                                                  Senior Vice President and                    Senior Vice President and
                                                              General Counsel                                       General Counsel:
44                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.  Wickman  joined us in 2001. He previously  held the position of Senior Vice  President  and General  Counsel with Aetna  Financial
Services since 1992.

Brett M. Winson                                               Senior Vice President                           Senior Vice President:
45                                                                                                            American Skandia, Inc.

Mr. Winson joined us in 1998.  He previously held the position of Senior Vice President with Sakura Bank, Ltd. since 1990.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B (Class 9 Sub-accounts)
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Independent Auditors

Legal Experts

Financial Statements
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B (Class 9 Sub-accounts)

A-46

                                       APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

                                            Unaudited Consolidated Financial Statements of
                                              American Skandia Life Assurance Corporation

                                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                        (a wholly-owned subsidiary of Skandia Insurance Company, Ltd.)
                                Consolidated Statements of Financial Condition
                                                (in thousands)

                                                                      September 30,               December 31,
                                                                          2001                        2000
                                                                    ----------------            ----------------
                                                                       (unaudited)
ASSETS
------

Investments:
  Fixed maturities - at fair value                                  $       335,292             $       285,708
  Equity securities - at fair value                                          41,658                      20,402
  Derivative instruments
                                                                              6,700                       3,015
  Policy loans                                                                5,999                       3,746
                                                                      --------------              --------------

    Total investments                                                       389,649                     312,871

Cash and cash equivalents                                                    44,751                      76,499
Accrued investment income                                                     4,716                       5,209
Deferred acquisition costs                                                1,375,960                   1,398,192
Reinsurance receivable                                                       24,825                       3,642
Receivable from affiliates                                                                                3,327
                                                                                  -
Income tax receivable
                                                                             34,154                      34,620
State insurance licenses                                                      4,000                       4,113
Fixed assets                                                                 17,708                      10,737
Other assets                                                                102,027                      96,403
Separate account assets                                                  23,946,470                  29,757,092
                                                                    ----------------            ----------------

  Total assets                                                      $    25,944,260             $    31,702,705
                                                                    ================            ================

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------

Liabilities:
Reserves for future insurance policy and contract benefits          $       109,904             $       135,545
Drafts outstanding                                                           72,639                      63,758
Accounts payable and accrued expenses                                       130,636                     137,040
Income tax payable - deferred
                                                                             64,516                       8,949
Payable to affiliates
                                                                             64,264                           -
Future fees payable to parent                                               837,949                     934,410
Short-term borrowing                                                         10,000                      10,000
Surplus notes                                                               159,000                     159,000
Separate account liabilities                                             23,946,470                  29,757,092
                                                                    ----------------            ----------------

  Total Liabilities                                                      25,395,378                  31,205,794
                                                                    ----------------            ----------------

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
    issued and outstanding                                                    2,500                       2,500
Additional paid-in capital                                                  305,329                     287,329
Retained earnings                                                           238,587                     205,979
Accumulated other comprehensive income                                        2,466                       1,103
                                                                    ----------------            ----------------

    Total Shareholder's equity                                              548,882                     496,911
                                                                    ----------------            ----------------

    Total liabilities and shareholder's equity                      $    25,944,260             $    31,702,705
                                                                    ================            ================

                                  See notes to unaudited financial statements
                               AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                      (a wholly-owned subsidiary of Skandia Insurance Company, Ltd.)
                                    Consolidated Statements of Income
                                              (in thousands)
                                               (unaudited)

                                                                        Nine Months Ended September 30,
                                                                         2001                     2000
                                                                    -------------            --------------

REVENUES
--------

Annuity and life insurance charges and fees                         $                        $
                                                                         287,875                   325,052
Fee income                                                                84,936                    95,130
Net investment income                                                     37,664                    10,690
Premium income                                                               717                     7,804
Net realized capital gains/(losses)                                        2,651                   (1,565)
Other                                                                        947                     1,610
                                                                    -------------            --------------

  Total revenues                                                         414,790                   438,721
                                                                    -------------            --------------

EXPENSES
--------

Benefits:
  Annuity and life insurance benefits                                      1,406                       533
  Change in annuity and life insurance policy reserves                  (35,459)                    12,024
Return credited to contract owners                                        10,431                    11,085
                                                                    -------------            --------------

                                                                        (23,622)                    23,642

Expenses:
  Underwriting, acquisition and other insurance
    expenses                                                             330,877                   262,626
  Interest expense                                                        63,922                    84,344
                                                                    -------------            --------------

                                                                         394,799                   346,970
                                                                    -------------            --------------

  Total benefits and expenses                                            371,177                   370,612
                                                                    -------------            --------------

    Income from operations before income tax                              43,613                    68,109

      Income tax expense
                                                                          11,005                    18,430
                                                                    -------------            --------------

        Net income                                                  $                        $
                                                                          32,608                    49,679
                                                                    =============            ==============

                                       See notes to unaudited consolidated financial statements

                                             AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                   (a wholly-owned subsidiary of Skandia Insurance Company, Ltd.)
                                                  Consolidated Statements of Income
                                                           (in thousands)
                                                             (unaudited)

                                                                         Three Months Ended September 30,
                                                                     2001                               2000
                                                        -----------------------------    -------------------------------

              REVENUES
              --------

              Annuity and life insurance charges and    $                     87,729      $                     113,844
              fees
              Fee income                                                      26,960                             33,074
              Net investment income                                           26,303                              4,186
              Premium income                                                   (295)                              5,545
              Net realized capital gains/(losses)                                376                              (858)
              Other                                                              320                                492
                                                        ---                              -------------------------------
                                                           --------------------------

                Total revenues                                               141,393                            156,283
                                                        -----------------------------    -------------------------------

              EXPENSES
              --------

              Benefits:
                Annuity and life insurance benefits                              647                                255
                Change in annuity and life insurance                         (5,642)                              2,519
              policy reserves
                Return credited to contract owners                               258                             13,447
                                                        ---                              -------------------------------
                                                           --------------------------

                                                                             (4,737)                             16,221

              Expenses:
                Underwriting, acquisition and other
              insurance
                  expenses                                                   111,529                             98,201
                Interest expense                                              29,818                             28,124
                                                        ---                              -------------------------------
                                                           --------------------------

                                                                             141,347                            126,325
                                                        -----------------------------    -------------------------------

                Total benefits and expenses                                  136,610                            142,546
                                                        -----------------------------    -------------------------------

                  Income from operations before income                         4,783                             13,737
              tax

                    Income tax (benefit) expense                               (480)                              3,167
                                                        -----------------------------    -------------------------------

                      Net income                         $                     5,263      $                      10,570
                                                           ==========================        ===========================

                                      See notes to unaudited consolidated financial statements

                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    (a wholly-owned subsidiary of Skandia Insurance Company, Ltd.)
                            Consolidated Statements of Shareholder's Equity
                                            (in thousands)

                                                                   September 30,        December 31,
                                                                     2001                   2000
                                                               ---------------      --------------------
                                                                 (unaudited)

Common stock:
  Beginning and ending balance                                 $                    $
                                                                        2,500                     2,500

Additional paid in capital:
  Beginning balance                                                   287,329                   215,879
  Additional contributions                                             18,000                    71,450
                                                               ---------------      --------------------

    Ending balance                                                    305,329                   287,329
                                                               ---------------      --------------------

Retained earnings:
  Beginning balance                                                   205,979                   141,162
  Net income                                                           32,608                    64,817
                                                               ---------------      --------------------

    Ending balance                                                    238,587                   205,979
                                                               ---------------      --------------------

Accumulated other comprehensive (loss) income:
  Beginning balance
                                                                        1,103                     (107)
  Other comprehensive income
                                                                        1,363                     1,210
                                                               ---------------      --------------------

    Ending balance
                                                                        2,466                     1,103
                                                               ---------------      --------------------

      Total shareholder's equity                               $                    $
                                                                      548,882                   496,911
                                                               ===============      ====================

                       See notes to unaudited consolidated financial statements

                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    (a wholly-owned subsidiary of Skandia Insurance Company, Ltd.)
                                 Consolidated Statements of Cash Flows
                                            (in thousands)
                                              (unaudited)
                                                                      Nine Months Ended September 30,
                                                                        2001                  2000
                                                                    -------------      -----------------
Cash flow from operating activities:
  Net income                                                                           $                                                                                                                  $
                                                                          32,608                 49,679
  Adjustments to reconcile net income to net
    cash provided by (used in) operating activities:
      Amortization and depreciation
                                                                           1,407                  2,790
      Deferred tax expense
                                                                          54,833                 14,325
      (Decrease)/increase in policy reserves
                                                                        (28,821)                 12,587
      Increase in payable to affiliates, net
                                                                          67,591                137,723
      Change in income tax payable/receivable
                                                                             467               (26,243)
      Increase in other assets
                                                                         (5,624)               (53,684)
      Decrease in accrued investment income
                                                                             493                     91
      (Increase)/decrease in reinsurance receivable
                                                                        (21,183)                  1,390
      Net increase in deferred acquisition costs
                                                                          22,231              (289,126)
      Decrease in accounts payable and accrued expenses
                                                                         (6,404)               (19,887)
      Increase in drafts outstanding
                                                                           8,880                    981
      Change in foreign currency translation, net
                                                                             559                   (78)
      Investment gains on derivatives
                                                                           5,342                      -
      Net realized capital gains/(losses) on investments
                                                                         (2,651)                  1,565
                                                                    -------------      -----------------

        Net cash provided by (used in) operating activities
                                                                         129,728              (167,887)
                                                                    -------------      -----------------

Cash flow from investing activities:

      Purchase of fixed maturity investments
                                                                       (313,676)              (283,490)
      Proceeds from sale and maturity of fixed
        maturity investments
                                                                         276,788                283,586
      Purchase of derivatives
                                                                        (52,629)                (3,277)
      Proceeds from exercise of derivative instruments
                                                                          43,602                      -
      Purchase of shares in mutual funds
                                                                        (50,528)               (12,615)
      Proceeds from sale of shares in mutual funds
                                                                          20,321                  4,063
      Purchase of fixed assets
                                                                         (7,821)                (2,851)
      Increase in policy loans
                                                                         (2,253)                (1,478)
                                                                    -------------      -----------------

        Net cash used in investing activities
                                                                        (86,196)               (16,062)
                                                                    -------------      -----------------

Cash flow from financing activities:

      Capital contribution from parent
                                                                          18,000                  2,450
      (Decrease)/increase in future fees payable to parent, net
                                                                        (96,461)                195,495
Net deposits to contract owner accounts
                                                                           3,181                  8,049
                                                                    -------------      -----------------

        Net cash (used in)/provided by financing activities
                                                                        (75,280)                205,994
                                                                    -------------      -----------------

          Net (decrease)/increase in cash and cash
            equivalents
                                                                        (31,748)                 22,045

          Cash and cash equivalents at beginning of period
                                                                          76,499                 89,212
                                                                    -------------      -----------------

            Cash and cash equivalents at end of period                                 $                                                                                                                  $
                                                                          44,751                111,257
                                                                    =============      =================

     Income taxes (received) paid                                                      $                                                                                                                  $
                                                                        (44,294)                 30,349
                                                                    =============      =================

      Interest paid                                                                    $                                                                                                                  $
                                                                          34,087                 85,902
                                                                    =============      =================

                                      See notes to unaudited consolidated financial statements
                  --------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                         NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                                          September 30, 2001

1.       BASIS OF PRESENTATION

         The accompanying  unaudited  consolidated  financial statements of American Skandia Life Assurance Corporation ("the Company")
         have been prepared in accordance  with accounting  principles  generally  accepted in the United States for interim  financial information  and with the  instructions to Form 10-Q and Article 10 of Regulation  S-X.  Accordingly,  they do not include all of the  information  and footnotes  required by  accounting  principles  generally  accepted in the United States for complete financial  statements.  In the opinion of management,  all adjustments  (consisting of normal recurring  accruals)  considered necessary for a fair  presentation  have been included.  Operating  results for the nine-month period ended September 30, 2001 are not  necessarily  indicative  of the results  that may be expected  for the year ending  December  31,  2001.  For further information,  refer to the  consolidated  financial  statements and footnotes  thereto in the Company's  audited  consolidated financial statements on Form 10-K for the year ended December 31, 2000.

         Certain reclassifications have been made to prior period amounts to conform to the current period presentation.

2.       NEW ACCOUNTING STANDARD

         Effective  January 1, 2001,  the Company  adopted  Statement  of  Financial  Accounting  Standards  No. 133,  "Accounting  for
         Derivative  Instruments and Hedging  Activities," as amended by SFAS 137 and SFAS 138  (collectively  "SFAS 133").  Derivative instruments held by the Company consist of equity option  contracts  utilized to manage the economic risks associated with the guaranteed  minimum death  benefits  ("GMDB").  These  derivative  instruments  are carried at fair market  value.  Unrealized gains and losses are  reported  in  investment  income.  The  adoption  of SFAS No. 133 did not have a material  effect on the
         Company's financial statements.

3.       RESERVES FOR FUTURE INSURANCE POLICY AND CONTRACT BENEFITS

         Included in reserves  for future  insurance  policy and  contract  benefits are  reserves  related to annuity  contracts  with mortality  risks as well as the Company's  GMDB  liability.  Certain  reserve  assumptions  were updated during the first nine months of 2001 to reflect more realistic  expectations as to risks inherent in the GMDB  liability.  These changes reduced the
         GMDB liability  significantly.  Previous  assumptions had been based on statutory valuation principles as an approximation for accounting  principles  generally  accepted in the United States.  In addition,  future  mortality  rates have been lowered to reflect favorable past experience.

         However,  offsetting the reduction in the GMDB  liability,  certain  assumptions  were also updated in the  calculation of the deferred  acquisition  cost  asset.  The  amortizations  of  such  costs  are  determined  in  large  part by  changes  in the expectations of future gross profits of the variable  annuity  business.  In 2001, the decline in equity markets resulted in a significantly lower estimate of future gross profits, thereby decreasing the deferred acquisition cost asset.

                                                AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                   NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

                                                          September 30, 2001

4.       SEGMENT REPORTING

         In recent years,  in order to broaden the array of products  offered by the Company and its  affiliates to meet a wide variety of financial  planning  needs,  the Company  developed the variable  life  insurance  and  qualified  retirement  plan annuity products.  Assets under  management  and sales for the products other than variable  annuities  have not yet been  significant enough to warrant full segment  disclosures as required by SFAS 131,  "Disclosures about Segments of an Enterprise and Related
         Information."

5.       COMPREHENSIVE INCOME

         The components of comprehensive (loss) income, net of tax, for the nine months ended September 30, 2001 and 2000 were as follows:

                  (in thousands)                                           2001              2000
                                                                           ----              ----

         Net income                                                       $32,608          $49,679
         Other comprehensive income (loss):
           Net unrealized investment loss on
               available for sale securities                                1,000            2,493

           Foreign currency translation                                       363              (50)
                                                                       ----------       -----------

         Other comprehensive income                                         1,363            2,443
                                                                        ---------        ---------

         Comprehensive income                                            $ 33,971          $52,122
                                                                         ========          =======

         The components of accumulated other comprehensive income, net of tax, as of September 30, 2001 and December 31, 2000 were as follows:

                  (in thousands)                                           2001              2000
                                                                           ----              ----

         Unrealized investment (losses)/gains                            $  2,021          $ 1,021
         Foreign currency translation                                         445               82
                                                                       ----------       ----------

         Accumulated other comprehensive (loss) income                   $  2,466          $ 1,103
                                                                         ========          =======

6.       FOREIGN ENTITY

         The Company has a 99.9% ownership in Skandia Vida, S.A. de C.V.  ("Skandia Vida") which is a life insurance  company domiciled in Mexico,  selling  long-term savings products within Mexico.  Skandia Vida, which is fully  consolidated in the accompanying financial  statements,  had total  shareholders'  equity of $4,815,000 as of September 30, 2001 and  $4,402,000 as of December
         31, 2000 and has  generated  losses of  $2,146,000  and  $1,410,000  for the nine months  ended  September  30, 2001 and 2000, respectively.

                                                AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                   NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

                                                          September 30, 2001

7.       RESTRUCTURING CHARGES

         In  March  2001,  the  Company  recorded  a  pre-tax  restructuring  charge  of  $3,500,000  to  better  align  its  operating infrastructure  with anticipated  sales volumes under the current equity market  environment.  These charges related primarily to a reduction in the  workforce  of  approximately  140  employees.  At  September  30,  2001,  the  remaining  restructuring liability was approximately $600,000.

         As a result of the continued  volatility in equity markets and lower than  anticipated  sales volumes,  the Company expects to implement  further cost cutting  initiatives  in the fourth  quarter of 2001.  The charge for such  restructuring  has not yet been determined.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                      MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                                                       AND RESULTS OF OPERATIONS

                                                 Nine months ended September 30, 2001

Management's  Discussion  and  Analysis  of  Financial  Condition  and Results of  Operations  should be read in  conjunction  with the
September 30, 2001 financial statements and the notes included herein.

Management's  Discussion and Analysis of Financial  Condition and Results of Operations  contains  certain  forward-looking  statements pursuant to the  Private  Securities  Litigation  Reform Act of 1995.  These  forward-looking  statements  are based on  estimates  and assumptions  that involve  certain  risks and  uncertainties,  therefore  actual  results  could differ  materially  due to factors not currently known.  These factors include  significant  changes in financial  markets and other economic and business  conditions,  state and federal legislation and regulation, ownership and competition.

American Skandia Life Assurance  Corporation  ("the Company"),  with its principal offices in Shelton,  Connecticut,  is a wholly-owned subsidiary  of  American  Skandia,  Inc.  ("ASI"),  whose  ultimate  parent is  Skandia  Insurance  Company  Ltd.  ("SICL"),  a Swedish
corporation.  The Company has 99.9%  ownership  in Skandia  Vida,  S.A. de C.V.  ("Skandia  Vida")  which is a life  insurance  company domiciled in Mexico.

The Company is primarily in the business of issuing  long-term  savings and retirement  products to  individuals,  groups and qualified pension  plans.  The Company is one of the largest  providers of variable  annuity  contracts for the  individual  market in the United
States according to Info-One's Variable Annuity Research & Data Service ("VARDS").

Since its business inception in 1988, the Company has offered an increasingly wide array of annuities,  including:  a) certain deferred and immediate  annuities  that are  registered  with the Securities and Exchange  Commission,  including  variable  annuities and fixed interest rate  annuities  that include a market value  adjustment  feature;  b) certain  other fixed  deferred  annuities  that are not registered with the Securities and Exchange  Commission;  c) non-registered  group variable  annuities designed as funding vehicles for various types of qualified retirement plans; and d) fixed, adjustable and variable immediate annuities.

The Company also offers  modified  single  premium and flexible  premium  variable life  insurance  products and a term life  insurance product offered to shareholders of an affiliate's mutual fund products.

Certain variable annuity products contain a benefit feature  (referred to as "Performance  Advantage")  which provides certain benefits if the policyowner's  account value has not reached a "target value" on its tenth  anniversary.  At the option of the policyowner,  the benefit will be  distributed  in the form of an annual or, if  annuitization  is  selected,  a lump-sum  credit to the  contractowner's account.

The Company's products are sold to individuals,  businesses and pension plans to provide for long-term savings and retirement  purposes and to address the economic impact of premature death, estate and business planning concerns and supplemental retirement needs.

The Company markets its products to independent  financial  planners and  broker-dealers  through an internal field marketing staff. In addition,  the Company markets through and in conjunction with financial  institutions  such as banks that are permitted  directly,  or through affiliates, to sell annuities and life insurance.

Results of Operations
---------------------

Annuity  and life  insurance  sales  volume  for the  nine  months  ended  September  30,  2001  totaled  $2,994,000,000,  compared  to
$6,864,000,000  for the first nine months of 2000. The decrease in sales was consistent  with the general  decline in sales  throughout the variable annuity  industry,  attributed in large part to the decline in the equity markets.  Favorable market conditions and strong performance  of the  underlying  mutual  funds in the first half of 2000 drove the sales to record  levels for the first nine months of
2000. In  particular,  due to the closure of markets as a result of the September 11, 2001  terrorist  attacks,  no new contracts  were issued for four days.  Following  September 11, and through the end of the third quarter,  equity markets  remained  unstable,  further reducing sales volume.

Contractowner  fees and  charges  and  charges  generated  from  transfer  agency-type  and  investment  support  activities  decreased
$47,371,000  or 11% for the first nine months of 2001  compared to the same period in 2000.  Management  attributes  this  decline to a
15% drop in average  assets  under  management  partially  offset by  increases  in fee rates  earned on the assets from  certain  fund managers.

Net investment  income  increased  $26,974,000  for the first nine months of 2001 compared to the same period in 2000. The increase was primarily  attributable  to realized and unrealized  gains on derivative  instruments  held to mitigate the market risk embedded in the guaranteed  minimum death benefit reserve ("GMDB") on variable annuity  contracts.  Investment income earned on a higher level of fixed maturity securities also contributed to the increase.

Premium income  represents  premiums  earned on the sale of ancillary  contracts such as immediate  annuities with life  contingencies, supplementary  contracts with life  contingencies and certain life insurance  products.  Although sales of these products were lower in the first nine  months of 2001  compared  to the first nine  months of 2000,  management  expects  premium  income  from  supplementary contracts and immediate annuities to grow over time with the maturing of core business lines.

Net realized  investment  gains totaled  $2,651,000  for the first nine months of 2001,  compared to losses of $1,565,000 for the first nine months of 2000.  The increase is primarily attributable to gains recognized on sales of fixed maturity securities.

Annuity and life insurance  benefits  increased  $873,000 over the first nine months of 2000 as an increase in  supplementary  contract and variable immediate annuity payments, which has increased as this relatively young segment of the Company's annuity business ages.

The change in annuity policy reserves  includes  changes in reserves  related to annuity  contracts with mortality risks as well as the
Company's  GMDB  liability.  Certain  reserve  assumptions  were updated during the first nine months of 2001 to reflect more realistic expectations  as to  risks  inherent  in the  GMDB  liability.  These  changes  reduced  the  GMDB  liability  significantly.  Previous assumptions had been based on statutory valuation  principles as an approximation for accounting  principles  generally accepted in the
United  States.  In addition,  future  mortality  rates have been lowered to reflect  favorable past  experience.  As a result of these changes,  the GMDB reserve  decreased  $39,150,000 in 2001. The GMDB reserve  increased  $8,021,000 for the same  nine-month  period in
2000.

However,  offsetting the resulting  increase in earnings and equity as a result of changes in the GMDB liability,  certain  assumptions were also updated in the  calculation  of the deferred  acquisition  cost asset.  The  amortizations  of such costs are determined in a large part by changes in the  expectations  of future gross profits of the variable  annuity  business.  In 2001, the decline in equity markets  resulted in a  significantly  lower  estimate of future gross profits,  thereby  increasing  the expenses  recognized  through amortization.

 Return  credited to  contractowners  consists of revenues on the variable  and market  value  adjusted  annuities  and  variable  life insurance,  offset by the benefit  payments and changes in reserves  required on this business.  Market value adjusted annuity activity has the largest impact on this benefit.  During the first nine months of 2001, the Separate  Account  investment  returns on the assets supporting  the market value  adjusted  annuities  were less than the expected  returns as  calculated  in the  reserves,  leading to a significant increase in the return credited to contractholders' benefit through September 30, 2001.

 Further  contributing to the increase in return credited to contractowners were increases in the amortization of unearned  Performance
Advantage  target value credits over the nine month period ended  September 30, 2001.  Additionally,  guaranteed  minimum death benefit payments  on variable  annuities  were  driven  higher due to equity  market  declines.  Offsetting  this  charge,  the Company  booked experience-rating  refunds due from a  reinsurer  during the first nine  months of 2001.  Through  the first nine  months of 2000,  the
Company had not recognized such refunds due.

 Underwriting, acquisition and other insurance expenses for the nine months ended September 30, 2001 and 2000 were as follows:

                       (in thousands)                        2001               2000             Change
                                                             ----               ----             ------

         Commissions and purchase credits                  $190,162            $362,371         ($172,209)
         General operating expenses                         118,484             186,307           (67,823)

         Acquisition costs deferred                        (173,238)         (430,195)          256,957
         Acquisition costs amortized                        195,469             144,143            51,326
                                                            -------         -----------        ----------

         Net capitalization of
           deferred acquisition costs                        22,231          (286,052)          308,283
                                                         ----------           ----------        ---------

         Underwriting, acquisition and other
           insurance expenses                              $330,877            $262,626         $  68,251
                                                           ========            ========         =========

 Lower sales and asset  levels for the nine months  ended  September  30,  2001,  compared  with the same period in 2000,  led to a 48%
decrease in commissions and purchase credits.  Partially  offsetting this decline,  the Company launched a commission promotion program during 2001 which  increased  commissions as a percentage of new sales.  In addition,  there has been a steady  increase in asset based commissions relative to sales based commissions.

 General  operating  expenses  decreased  36% from a year ago as a result of lower  sales-based  compensation  and certain cost savings measures  implemented  in 2001 (see  Note 6 of the  Notes to  Unaudited  Consolidated  Financial  Statements).  In  addition,  variable compensation and long-term incentive plan expenses have decreased due to the slowdown in sales and decline in equity markets.

 The decline in capitalized  deferred  acquisition costs is attributable to a significant drop in acquisition related costs as a result of lower sales and shifts in sales trends to asset based commission agreements.

 As mentioned in the Company's  discussion of changes in annuity  policy  reserves,  the Company  updated  certain  assumptions  in the calculation of expected gross profits used to develop deferred  acquisition cost  amortization  rates to reflect more recent experience and current equity market  conditions,  specifically with regard to future GMDB  profitability.  As a result of this and the decline in equity markets, the amortization of such costs increased significantly over the nine months ended September 30, 2000.

Interest expense decreased  $20,422,000,  or 24%, over the nine months ended September 30, 2000 primarily due to lower interest expense related to the reduction of future fees payable to parent  liability which in turn was the result of lower market value  assumptions in the underlying securitized contracts.

The effective  income tax rate for the nine months ended  September  30, 2001,  and 2000 was 25% and 27%,  respectively.  The effective rate is lower than the corporate rate of 35% due to permanent  differences,  with the most significant item being the dividend received deduction.  Management  believes that based on the taxable income  produced in 2000 and the first nine months of 2001, the Company will produce sufficient taxable income in the future to realize its deferred tax assets.

 The Company  considers  Mexico an emerging  market and has invested in the Skandia Vida  operations with the expectation of generating profits from long-term  savings  products in future years. As such,  Skandia Vida has generated net losses of $2,146,000 and $1,410,000 for the nine months ended September 30, 2001 and 2000, respectively.

 Total assets  declined  $5,758,445,000  or 18.2% since  December 31, 2000 as a result of market  declines  combined with slowing sales volume.  Liabilities  declined  $5,810,416,000  or 18.6%,  since December 31, 2000 as a result of the lower required  separate  account reserves.  Separate account assets represent 92% of total assets and separate account liabilities represent 94% of total liabilities.

 Liquidity and Capital Resources
 -------------------------------

 The Company's liquidity requirement has been met in recent years by cash from insurance operations,  investment activities, borrowings from ASI and the transfer of rights to future fees and charges to ASI.

The Company  received  advances of $63,000,000 and capital  contributions  of $15,500,000  from ASI to support the capital needs of its
U.S.  operations  during the first nine months of 2001. In addition,  the Company  received  capital  contributions  of $2,500,000  and
$2,450,000 from ASI to support its investment in Skandia Vida for the nine months ended September 30, 2001 and 2000, respectively.

 As an additional  means of obtaining  funding,  the Company  periodically  has transferred  rights to receive future fees and contract charges  expected to be realized on variable  portions of  designated  blocks of deferred  annuity  contracts  to ASI  ("securitization transactions").  The Company did not enter into any new  securitization  transactions in the first nine months of 2001.  Funds received from new securitization transactions for the first nine months of 2000 amounted to $261,858,000.

The Company  continues  to extend its  reinsurance  agreements  for new blocks of business.  The  reinsurance  agreements  are modified coinsurance  arrangements  where the  reinsurer  shares in the  experience  of a specific  book of business.  During 2001,  the company amended  certain  reinsurance  agreements  and recorded  amounts due from  reinsurers  based on favorable  experience.  The  amendments resulted in a receivable of $2,213,000 and the experience rating refund resulted in an additional receivable of $9,679,000.

 The Company  expects the continued  use of  reinsurance  and  securitization  transactions  to fund the cash strain  anticipated  from acquisition costs on the coming years' sales volume.

 The Company has long-term surplus notes and short-term borrowings with ASI.  No dividends have been paid to ASI.

 The National  Association of Insurance  Commissioners  ("NAIC") requires insurance  companies to report information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These  requirements  are intended to allow insurance  regulators to identify  companies that may need  regulatory  attention.  The RBC model law requires  that  insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks.  The formula includes  components for asset risk,  insurance risk,  interest risk and business  risk.  The  Company has  complied  with the NAIC's RBC  reporting  requirements  and has total  adjusted  capital  well above required capital.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

There have been no material  changes to the  Company's  market risk  during the first nine months of 2001.  The Company has  provided a discussion of its market risks in Item 7A of Part II of the December 31, 2000 Form 10-K.

SELECTED FINANCIAL DATA

The following table summarizes information with respect to the operations of the Company:

(in thousands)                                                            For the Year Ended December 31,
                                                         2000           1999           1998            1997           1996
                                                         ----           ----           ----            ----           ----
STATEMENT OF OPERATIONS DATA
----------------------------

Revenues:
Annuity and life insurance charges and fees*         $             $     289,989   $              $     121,158   $     69,780
                                                     424,578                       186,211
Fee income                                                                                                               16,420
                                                     130,610       83,243          50,839         27,593
Net investment income
                                                     11,656        10,441          11,130         8,181           1,586
Premium income and other revenues
                                                     -----------   -----------     ------------   -----------
                                                     4,778         3,688           1,360          1,082           265
                                                     -----         -----           -----          -----           ---

Total revenues                                       $             $     387,361   $              $     158,014   $     88,051
                                                     ======        =============   =======        =============   ============
                                                     571,622                       249,540
                                                     =======                       =======

Benefits and Expenses:
Annuity and life insurance benefits                  $             $               $              $               $
                                                     751           612             558            2,033           613
Change in annuity and life insurance
   policy reserves
                                                     45,018        3,078           1,053          37              635
Cost of minimum death benefit reinsurance                                                                                 2,867
                                                     -             2,945           5,144          4,545
Return credited to contractowners
                                                     9,046         (1,639)         (8,930)        (2,018)         673
Underwriting, acquisition and other insurance
   expenses                                                                                                             49,887
                                                     335,213       206,350         167,790        90,496
Interest expense                                                                                                        10,791
                                                     ---------     ---------       ---------      ---------       ------------
                                                     85,998        69,502          41,004         24,895
                                                     ------        ------          ------         ------

Total benefits and expenses                          $             $     280,848   $     206,619  $     119,988   $    65,466
                                                     ======        =============   =============  =============   ===========
                                                     476,026
                                                     =======

Income tax expense (benefit)                         $             $       30,344  $              $       10,478  $
                                                     ========      ==============  ==========     ==============  =
                                                     30,779                        8,154                          (4,038)
                                                     ======                        =====

Net income                                           $             $               $              $       27,548  $    26,623
                                                     ========      ========        ========       ==============  ===========
                                                     64,817        76,169          34,767
                                                     ======                        ======

STATEMENT OF FINANCIAL CONDITION DATA
-------------------------------------

Total Assets                                         $31,702,705   $30,881,579     $18,848,273    $12,894,290     $8,268,696
                                                     ===========   ===========     ===========    ===========     ==========

Future fees payable to parent                        $             $     576,034   $     368,978  $     233,034   $     47,112
                                                     ======        =============   =============  =============   ============
                                                     934,410
                                                     =======

Surplus Notes                                        $             $     179,000   $              $     213,000   $   213,000
                                                     ======        =============   ======         =============   ===========
                                                     159,000                       193,000
                                                     =======

Shareholder's Equity                                 $             $     359,434   $              $     184,421   $   126,345
                                                     ======        =============   ======         =============   ===========
                                                     496,911                       250,417
                                                     =======

*    On annuity and life insurance  sales of $8,216,167,  $6,862,968,  $4,159,662,  $3,697,990,  and $2,795,114  during the years ended
     December 31, 2000,  1999,  1998,  1997,  and 1996,  respectively,  with  contractowner  assets under  management  of  $29,751,822,
     $29,396,693, $17,854,761, $12,119,191, and $7,764,891 as of December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's  Discussion  and  Analysis of Financial  Condition  and Results of  Operations  should be read in  conjunction  with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data.

Management's  Discussion and Analysis of Financial  Condition and Results of Operations contains certain  forward-looking  statements pursuant to the Private  Securities  Litigation  Reform Act of 1995.  These  forward-looking  statements  are based on estimates  and assumptions  that involve  certain risks and  uncertainties,  therefore  actual  results could differ  materially  due to factors not currently known. These factors include  significant  changes in financial markets and other economic and business  conditions,  state and federal legislation and regulation, ownership and competition.

 Results of Operations
 ---------------------

 Annuity and life insurance sales increased 20% in 2000 to  $8,216,167,000  as compared to 65% in 1999.  Overall sales growth in 2000 was driven by  significant  sales volume in the first  quarter of 2000 due to the strong  equity  market  performance.  However,  the decline in the equity  markets  during the remainder of the year  negatively  impacted sales as the first quarter growth rate was not sustained.  The Company continues to focus on increasing sales through innovative  product  development  activities,  the recruitment and  retention  of top  producers,  high  quality  customer  service  and  improvements  in  web-based  technology.  All three  major distribution channels achieved sales growth in 2000.

 Average assets under management totaled  $31,413,809,000 in 2000 and $21,984,759,000 in 1999,  representing an increase of 43%. As a result of the growth in sales and average  assets under  management,  annuity and life  insurance  charges and fees  increased 46% in
2000 and 56% in 1999. Fee income  generated from transfer  agency-type and investment  support  activities  increased 57% in 2000 and
64% in 1999.

Net  investment  income  increased 12% in 2000  compared to 1999 and  decreased 6% in 1999 compared to 1998.  The increase in 2000 is primarily  due to a higher level of  investments,  partially  offset by  $6,939,000  of  amortization  of premiums paid on derivative instruments.  The  decrease in 1999 was  primarily  the result of  $1,036,000  of  amortization  of the premium  paid on a derivative instrument  purchased  during 1999.  See Note 2D to the  consolidated  financial  statements  for  information  related to derivative
instruments  used  to  hedge  the  guaranteed  minimum  death  benefit  ("GMDB")  reserve  fluctuations.   Excluding  the  derivative
amortization,  net  investment  income  increased  62% in 2000 and  increased 3% in 1999 as a result of increased  bond holdings that support the Company's risk-based capital objectives.

 Premium income represents  premiums earned on the sale of ancillary  contracts such as immediate  annuities with life contingencies, supplementary  contracts with life  contingencies  and certain life insurance  products.  Increased sales of these products led to an increase in premium  income in 2000.  The increase in 2000 and 1999 was  primarily  due to higher sales of  supplementary  contracts.
Management expects supplementary contracts to grow over time with the maturing of core business lines.

Net  realized  investment  losses  totaled  $688,000 in 2000,  compared to gains of $578,000 in 1999 and $99,000 in 1998.  The change from 1999 to 2000 is primarily  due to realized  losses on sales of  securities in the fixed  maturity  portfolio.  These losses were partially  offset by realized gains on sales of fixed  maturities  and mutual funds.  The increase in realized gains in 1999 compared to 1998 is due to higher gains on sales of mutual fund investments.

 The change in annuity policy reserves  includes changes in reserves related to annuity contracts with mortality risks as well as the
Company's GMDB liability.  In 2000,  equity markets  declined and the underlying  fund  performance was lower than the prior year. In contrast,  the equity markets and underlying  fund  performance  were up  significantly  in 1999 compared to 1998. The combination of these events  resulted in an increase in GMDB  reserves of  $39,866,000  in 2000.  This  compares to an increase in GMDB  reserves of
$2,323,000 in 1999.

 In 1999,  the Company began to develop a program  utilizing  equity put options to manage the risks  embedded in the GMDB in annuity contracts that would result from  significant  declines in the equity markets.  Prior to the  implementation  of the hedge strategies utilizing  equity put options,  the Company had reinsured  substantially  all of its exposure on the GMDB liability.  The reinsurance was terminated during the second quarter of 1999 as the reinsurer had exited this market.

 Return  credited to  contractowners  consists of revenues on the variable  and market value  adjusted  annuities  and variable  life insurance,  offset by the  benefit  payments  and changes in  reserves  required on this  business.  Market  value  adjusted  annuity activity has the largest  impact on this  benefit.  In 2000 and 1999,  the Separate  Account  investment  returns on the market value adjusted  annuities were less than the expected  returns as calculated in the reserves,  contributing to the significant  increase in the return credited to  contractholders  benefit.  In addition,  this benefit  increased as a result of the  amortization of unearned
Performance  Advantage  target value credits,  which increased  $6,826,000 in 2000 over 1999. Other  significant  contributors to the change from 1999 to 2000 include  guaranteed  minimum death benefit  payments on variable  annuities  which were driven up due to the market declines in 2000 as well as increased costs associated with processing of backdated  financial  transactions.  These increased costs were partially offset by a 2000 experience refund on certain reinsurance treaties in the amount of $4,339,000.

 Underwriting, acquisition and other insurance expenses for 2000, 1999 and 1998 were as follows:

                     (in thousands)                                  2000                 1999                1998
                                                                     ----                 ----                ----

   Commissions and purchase credits                              $ 393,494            $ 358,279           $ 201,008

   General operating expenses                                      252,206              214,269             141,586

   Acquisition costs deferred during the year                     (495,103)            (450,059)           (261,432)
   Acquisition costs amortized during the year                     184,616               83,861              86,628
                                                                   -------   -           ------   -          ------

   Net capitalization of deferred acquisition costs               (310,487)            (366,198)           (174,804)
                                                       -          ---------            ---------           ---------

   Underwriting, acquisition and other
        insurance expenses                                       $ 335,213            $ 206,350           $ 167,790
                                                                 =========            =========           =========

 Underwriting,  acquisition  and  other  insurance  expenses  increased  62%  and  23% in  2000  and  1999,  respectively.  Increased commissions  and  purchase  credits  reflect the  increase in sales in both 2000 and 1999.  Significant  investments  in new product development  and  internet-based  technology  contributed  to  general  operating  expense  increases  in both  2000 and  1999.  The amortization of acquisition  costs  increased  substantially  in 2000 compared to 1999 as the associated  costs from record sales in late 1999 and early 2000 were  recognized in accordance with accounting  principles  generally  accepted in the United States profit and expense recognition models.

 Interest  expense  increased  $16,496,000  in  2000  and  $28,498,000  in 1999  as a  result  of  additional  securitized  financing transactions,  which  consist of the  transfer of rights to receive  future fees to the Parent  ("securitization  transactions").  In addition,  the  Company  retired  surplus  notes  on  December  10,  2000 and  December  31,  1999 of  $20,000,000  and  $14,000,000,
respectively.  Surplus notes outstanding as of December 31, 2000 and 1999 totaled $159,000,000 and $179,000,000, respectively.

 The  effective  income tax rates for the years ended  December 31,  2000,  1999 and 1998 were 32%,  28% and 19%,  respectively.  The effective  rate is lower than the  corporate  rate of 35% due to  permanent  differences,  with the most  significant  item being the dividend  received  deduction.  Management  believes that based on the taxable income  produced in the past two years, as well as the continued  growth in annuity sales,  the Company will produce  sufficient  taxable income in future years to realize its deferred tax assets.

 The Company  generated net income after tax of  $64,817,000,  $76,169,000  and  $34,767,000  in 2000,  1999 and 1998,  respectively.
Revenue  increases in 2000 were more than offset by higher  benefits and expenses  driven  primarily from the increase in the reserve requirement  related  to the GMDB as a result of the  decline in the equity  markets.  Investments  in new  product  development  and technology  also  contributed  to the  increase in  expenses.  These  factors  resulted in the 15% decline in net income.  Net income increased  119% in 1999 due to strong sales growth and favorable  market  conditions  which led to higher  asset-based  revenue.  The
Company  considers  Mexico an emerging  market and has invested in the Skandia Vida  operations  with the  expectation  of generating profits from long-term  savings  products in future years. As such,  Skandia Vida has generated net losses of $2,540,000,  $2,523,000 and $2,514,000 for the years ended  December 31, 2000,  1999 and 1998,  respectively.  The Company  expects to transfer  ownership of
Skandia Vida to an upstream affiliate during 2001.

 On March 22, 2001, the Company  announced that it will begin an aggressive  operating  expense reduction program to better align its operating  infrastructure  with the current  investment  environment.  The planned  moves  include a reduction of  approximately  150 positions,  representing 13% of the Company's  workforce,  reductions in the compensation and benefit programs and the curtailment of certain discretionary expenses.

 Total assets grew 3% in 2000  partially  as a result of the modest  increase in separate  account  assets  reflecting  the impact of strong  sales  which were  almost  entirely  offset by the  decline in equity  markets.  Increased  deferred  acquisition  costs also contributed  to the  increase in assets.  Liabilities  grew 2% in 2000 due to higher  reserves  required  to support the  increase in annuity and life insurance  business,  and increased  financing activity related to the transfer of rights to receive future fees and charges.

 Liquidity and Capital Resources
 -------------------------------

 The Company's liquidity requirement was met by cash from insurance operations,  investment  activities,  borrowings from ASI and the securitization transactions with ASI.

 The majority of the  operating  cash outflow  resulted  from the sale of variable  annuity and variable  life  products that carry a contingent  deferred  sales charge.  This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate  accounts  supporting  the  product  leaving a cash (but not  capital)  strain  caused by the  acquisition  cost for the new business.  This cash strain  required the Company to look beyond the cash made available by insurance  operations and  investments of the Company to financing in the form of surplus notes, capital  contributions,  securitization  transactions and modified coinsurance reinsurance arrangements:

o        During 2000 and 1999, the Company received  $69,000,000 and $34,800,000,  respectively,  from ASI to support the capital needs and anticipated  growth in business of its U.S.  operations.  In addition,  the Company received  $2,450,000 and $1,690,000 from
     ASI in 2000 and 1999, respectively, to support its investment in Skandia Vida.

o        Funds received from new securitization  transactions  amounted to $476,288,000 in 2000 and $265,710,000 in 1999 (see Note 8 to
     the consolidated financial statements).

o        During 2000 and 1999, the Company  extended its reinsurance  agreements.  The Company also entered into an agreement with SICL in 2000. The reinsurance  agreements are modified  coinsurance  arrangements  where the reinsurer  shares in the experience of a specific book of business.

 The Company expects the continued use of reinsurance and  securitization  transactions to fund the cash strain  anticipated from the acquisition costs on the coming years' sales volume.

 As of December 31, 2000 and 1999,  shareholder's  equity totaled  $496,911,000 and  $359,434,000,  respectively.  The increases were driven by the previously mentioned capital contributions received from ASI and net income from operations.

 The Company has long-term surplus notes and short-term borrowings with ASI.  No dividends have been paid to ASI.

 The National Association of Insurance  Commissioners  ("NAIC") requires insurance companies to report information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These  requirements are intended to allow insurance  regulators to identify companies that may need  regulatory  attention.  The RBC model law requires that insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks.  The formula  includes  components for asset risk,  insurance  risk,  interest rate risk and business  risk.  The Company has complied with the NAIC's RBC reporting  requirements  and has total  adjusted  capital well above required capital.

 Effects of Inflation
 --------------------

The rate of inflation has not had a significant effect on the Company's financial statements.

Outlook
-------

The Company  believes that it is well positioned to retain and enhance its position as a leading  provider of financial  products for long-term  savings  and  retirement  purposes as well as to address the  economic  impact of  premature  death,  estate and  business planning  concerns and supplemental  retirement needs. The Company  continues to focus on offering  innovative  long-term savings and income products and providing  superior  customer service in order to gain market share and improve  profitability in an increasingly competitive market.

The Gramm-Leach-Bliley  Act of 1999 (the Financial Services Modernization Act) permits affiliation among banks,  securities firms and insurance  companies.  This  legislative  change has created  opportunities  for continued  consolidation  in the financial  services industry and increased competition as large companies offer a wide array of financial products and services.

Various  other  legislative  initiatives  could  impact the Company  such as pension  reform,  capital  gains and estate tax changes, privacy  standards and internet  regulation.  Pension reform may change current tax deferral rules and allow increased  contributions to  retirement  plans,  which may lead to higher  investments  in  tax-deferred  products  and create  growth  opportunities  for the
Company.  A capital gains tax reduction may cause  tax-deferred  products to be less  attractive to consumers,  which could adversely impact the  Company.  New privacy  standards  and internet  regulation  may impact the  Company's  strategic  initiatives  especially related to potential partnerships with web-based technology providers.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential  fluctuations  in earnings and the fair value of certain of its assets and  liabilities,  as well as variations in expected cash flows due to changes in market interest rates and equity prices.  The following  discussion focuses on specific  exposures the Company has to interest rate and equity price risk and describes  strategies used to manage these risks.  The discussion  is limited to financial  instruments  subject to market risks and is not intended to be a complete  discussion  of all of the risks to which the Company is exposed.

 Interest Rate Risk
 ------------------

 Fluctuations  in interest rates can potentially  impact the Company's  profitability  and cash flows.  The Company has 97% of assets held under  management  that are in  non-guaranteed  Separate  Accounts for which the Company's  exposure is not  significant  as the contractowner  assumes  substantially  all the investment risk. On the remaining 3% of assets,  the interest rate risk from contracts that carry  interest  rate  exposure  is managed  through an  asset/liability  matching  program  which  takes into  account the risk variables of the insurance liabilities supported by the assets.

 At December 31, 2000, the Company held fixed maturity  investments in its general  account that are sensitive to changes in interest rates.  These  securities  are held in support  of the  Company's  fixed  immediate  annuities,  supplementary  contracts,  the fixed components  of variable  life  insurance  contracts,  and in support of the  Company's  target  solvency  capital.  The Company has a conservative  investment  philosophy with regard to these  investments.  All investments are investment  grade corporate  securities, government agency or U.S. government securities.

 The Company's  deferred  annuity  products  offer a fixed option which  subjects the Company to interest rate risk. The fixed option guarantees a fixed rate of interest for a period of time selected by the  contractowner.  Guarantee  period options  available  range from one to ten years.  Withdrawal  of funds before the end of the  guarantee  period  subjects the  contractowner  to a market value adjustment  ("MVA").  In the event of rising interest rates, which make the fixed maturity  securities  underlying the guarantee less valuable,  the MVA could be negative.  In the event of declining interest rates, which make the fixed maturity securities  underlying the guarantee more valuable,  the MVA could be positive.  The resulting  increase or decrease in the value of the fixed option,  from calculation of the MVA,  should  substantially  offset the increase or decrease in the market value of the securities  underlying the guarantee.  The Company  maintains strict  asset/liability  matching to enable this offset.  However,  the Company still takes on the default risk for the underlying  securities,  the interest rate risk of reinvestment of interest  payments and the risk of failing to maintain the asset/liability matching program with respect to duration and convexity.

Liabilities held in the Company's  general account and guaranteed  separate  account as of December 31, 2000 totaled  $1,095,100,000.
Fixed income  investments  supporting  those  liabilities  had a fair value of  $1,098,500,000.  The Company  performed a sensitivity analysis on these  interest-sensitive  liabilities  and assets at December 31, 2000. The analysis  showed that an immediate  decrease of 100 basis points in interest rates would result in a net increase in liabilities  and the  corresponding  assets of  approximately
$37,300,000  and  $41,500,000,  respectively.  An analysis of a 100 basis point decline in interest rates at December 31, 1999 showed a net  increase in  interest-sensitive  liabilities  and the  corresponding  assets of  approximately  $10,200,000  and  $24,800,000, respectively.

 Equity Market Exposure
 ----------------------

 The primary  equity market risk to the Company comes from the nature of the variable  annuity and variable life products sold by the
Company.  Various  fees  and  charges  earned  are  substantially  derived  as a  percentage  of the  market  value of  assets  under management.  In a market decline,  this income would be reduced.  This could be further  compounded by customer  withdrawals,  net of applicable  surrender  charge  revenues,  partially  offset by transfers to the fixed option  discussed  above.  A 10% decline in the market value of the assets under management at December 31, 2000,  sustained  throughout 2001, would result in an approximate drop in related  annual fee income of  $54,000,000.  This result was not  materially  different  than the result  obtained  from the analysis performed as of December 31, 1999.

 Another equity market risk exposure of the Company  relates to the guaranteed  minimum death benefit  liability.  Declines in equity markets and  correspondingly  the  performance  of the  underlying  mutual  funds,  increases  the  guaranteed  minimum death benefit liabilities.  As discussed in Note 2D of the  consolidated  financial  statements,  the Company  utilizes  derivative  instruments to hedge  against  the risk of  significant  decreases  in equity  markets.  Prior to the  implementation  of this  program  the Company utilized reinsurance to transfer this risk.

 The  Company  has a small  portfolio  of equity  investments;  mutual  funds  which are held in support  of a deferred  compensation program.  In the event of a decline in market values of underlying  securities,  the value of the portfolio  would  decline,  however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

 Estimates of interest rate risk and equity price risk were  obtained  using  computer  models that take into  consideration  various assumptions  about the future.  Given the  uncertainty  of future  interest  rate  movements,  volatility  in the equity  markets and consumer behavior, actual results may vary from those predicted by the Company's models.

                                             AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                     INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the  consolidated  statements of financial  condition of American  Skandia Life  Assurance  Corporation  (the "Company"
which is a wholly-owned  subsidiary of Skandia Insurance  Company Ltd.) as of December 31, 2000 and 1999, and the related  consolidated statements of operations,  shareholder's  equity and cash flows for the three year period ended December 31, 2000.  These  consolidated financial  statements  are the  responsibility  of the  Company's  management.  Our  responsibility  is to  express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the United States.  Those standards require that we plan  and  perform  the  audit to  obtain  reasonable  assurance  about  whether  the  financial  statements  are  free of  material misstatement.  An audit  includes  examining,  on a test  basis,  evidence  supporting  the amounts and  disclosures  in the  financial statements.  An audit also includes assessing the accounting principles used and significant  estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly,  in all material  respects,  the  consolidated  financial position  of American  Skandia  Life  Assurance  Corporation  at December  31,  2000 and 1999,  and the  consolidated  results of their operations  and their cash flows for each of the three years in the period  ended  December  31,  2000 in  conformity  with  accounting principles generally accepted in the United States.

/s/Ernst & Young

February 2, 2001
Hartford, Connecticut

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Financial Condition
                                                            (in thousands)

                                              See notes to consolidated financial statements.

                                                                             As of December 31,
                                                                          2000                        1999
                                                                     ---------------            ----------------
ASSETS
------

Investments:
  Fixed maturities - at fair value                                          285,708             $       198,165                                                                                            $
  Fixed maturities - at amortized cost                                                                    3,360
                                                                                  -
  Equity securities - at fair value                                          20,402                      16,404
  Derivative instruments
                                                                              3,015                         189
  Policy loans                                                                3,746                       1,270
                                                                      --------------              --------------
                                                                      --------------              --------------

    Total investments                                                       312,871                     219,388

Cash and cash equivalents                                                    76,499                      89,212
Accrued investment income                                                     5,209                       4,054
Deferred acquisition costs                                                1,398,192                   1,087,705
Reinsurance receivable                                                        3,642                       4,062
Receivable from affiliates                                                    3,327
                                                                                                              -
Income tax receivable
                                                                             34,620                           -
Income tax receivable - deferred                                                                         51,726
                                                                                  -
State insurance licenses                                                      4,113                       4,263
Fixed assets                                                                 10,737                       3,305
Other assets                                                                 96,403                      36,698
Separate account assets                                                  29,757,092                  29,381,166
                                                                     ---------------            ----------------
                                                                     ---------------            ----------------

  Total assets                                                       $   31,702,705             $    30,881,579
                                                                     ===============            ================
                                                                     ===============            ================

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------

Liabilities:
Reserves for future insurance policy and contract benefits                  135,545             $        73,292                                                                                            $
Drafts outstanding                                                           63,758                      51,059
Accounts payable and accrued expenses                                       137,040                     158,590
Income tax payable                                                                                       24,268
                                                                                  -
Income tax payable - deferred
                                                                              8,949                           -
Payable to affiliates
                                                                                  -                      68,736
Future fees payable to parent                                               934,410
                                                                                                     576,034
Short-term borrowing                                                         10,000                      10,000
Surplus notes                                                               159,000                     179,000
Separate account liabilities                                             29,757,092                  29,381,166
                                                                     ---------------            ----------------
                                                                     ---------------            ----------------

  Total liabilities                                                      31,205,794                  30,522,145
                                                                     ---------------            ----------------
                                                                     ---------------            ----------------

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
    issued and outstanding                                                    2,500                       2,500
Additional paid-in capital                                                  287,329                     215,879
Retained earnings                                                           205,979                     141,162
Accumulated other comprehensive income (loss)                                 1,103                       (107)
                                                                     ---------------            ----------------
                                                                     ---------------            ----------------

    Total shareholder's equity                                              496,911                     359,434
                                                                     ---------------            ----------------
                                                                     ---------------            ----------------

    Total liabilities and shareholder's equity                           31,702,705             $    30,881,579                                                                                            $
                                                                     ===============            ================

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Operations
                                                            (in thousands)

                                              See notes to consolidated financial statements.

                                                                        For the Year Ended December 31,
                                                                   2000                  1999                 1998
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

REVENUES
--------

Annuity and life insurance charges and fees                  $                     $                    $
                                                                     424,578              289,989              186,211
Fee income                                                           130,610               83,243               50,839
Net investment income                                                 11,656               10,441               11,130
Premium income                                                         3,118                1,278                  874
Net realized capital (losses) gains                                    (688)                  578                   99
Other                                                                  2,348                1,832                  387
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

  Total revenues                                                     571,622              387,361              249,540
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

EXPENSES
--------

Benefits:
  Annuity and life insurance benefits                                    751                  612                  558
  Change in annuity and life insurance policy reserves                45,018                3,078                1,053
  Cost of minimum death benefit reinsurance
                                                                           -            2,945                5,144
  Return credited to contractowners                                    9,046              (1,639)              (8,930)
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

                                                                      54,815                4,996              (2,175)

Expenses:
  Underwriting, acquisition and other insurance
    expenses                                                         335,213              206,350              167,790
  Interest expense                                                    85,998               69,502               41,004
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

                                                                     421,211              275,852              208,794
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

  Total benefits and expenses                                        476,026              280,848              206,619
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

    Income from operations before income tax                          95,596              106,513               42,921

      Income tax expense
                                                                      30,779               30,344                8,154
                                                             ----------------      ---------------      ---------------
                                                             ----------------      ---------------      ---------------

        Net income                                           $                     $                    $
                                                                      64,817               76,169               34,767
                                                             ================      ===============      ===============
                                                             ================      ===============      ===============

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Shareholder's Equity
                                                            (in thousands)

                                            See notes to consolidated financial statements.

                                                                   For the Year Ended December 31,
                                                               2000                 1999                  1998
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

Common stock:
  Beginning balance                                      $                   $                     $
                                                                  2,500                 2,000                 2,000
  Increase in par value
                                                                      -                   500                     -
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

    Ending balance
                                                                  2,500                 2,500                 2,000
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

Additional paid in capital:
  Beginning balance                                             215,879               179,889               151,527
  Transferred to common stock
                                                                      -                 (500)                     -
  Additional contributions                                       71,450                36,490                28,362
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

    Ending balance                                              287,329               215,879               179,889
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

Retained earnings:
  Beginning balance                                             141,162                64,993                30,226
  Net income                                                     64,817                76,169                34,767
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

    Ending balance                                              205,979               141,162                64,993
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

Accumulated other comprehensive income (loss):
  Beginning balance
                                                                  (107)                 3,535                   668
  Other comprehensive income (loss)
                                                                  1,210               (3,642)                 2,867
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

    Ending balance
                                                                  1,103                 (107)                 3,535
                                                         ---------------     -----------------     -----------------
                                                         ---------------     -----------------     -----------------

      Total shareholder's equity                         $                   $                     $
                                                                496,911               359,434               250,417
                                                         ===============     =================     =================
                                                         ===============     =================     =================

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Cash Flow
                                                            (in thousands)

                                            See notes to consolidated financial statements.

                                                                        For the Year Ended December 31,
                                                                  2000               1999                1998
                                                             -------------      --------------      -------------

Cash flow from operating activities:
  Net income                                                 $                  $                   $
                                                                   64,817              76,169             34,767
  Adjustments to reconcile net income to net
    cash used in operating activities:
      Amortization and depreciation
                                                                    7,565               1,495                251
      Deferred tax expense                                                           (10,903)
                                                                   60,023                               (14,242)
      Change in unrealized losses on derivatives
                                                                  (2,935)               3,749                  -
      Increase in policy reserves
                                                                   50,892               4,367              1,130
      (Decrease) increase in payable to affiliates
                                                                 (72,063)              69,897                166
      Change in income tax payable/receivable
                                                                 (58,888)              17,611              7,704
      Increase in other assets                                                       (32,954)
                                                                 (59,987)                                (1,173)
      Increase in accrued investment income
                                                                  (1,155)             (1,174)              (438)
      Decrease in reinsurance receivable
                                                                      420                 129              2,152
      Net increase in deferred acquisition costs                                    (366,198)          (174,804)
                                                                (310,487)
      (Decrease) increase in accounts payable and accrued
expenses                                                         (21,550)              66,763             20,637
      Increase in drafts outstanding                                                                       9,663
                                                                   12,699              22,118
      Change in foreign currency translation, net
                                                                    (101)                 701               (22)
      Net realized capital gain on expiration of derivatives
                                                                    (500)                   -                  -
      Net realized capital losses (gains)
                                                                      688               (578)               (99)
                                                             -------------      --------------      -------------

        Net cash used in operating activities                                       (148,808)          (114,308)
                                                                (330,562)
                                                             -------------      --------------      -------------

Cash flow from investing activites:
      Purchase of fixed maturity investments                                         (99,250)
                                                                (380,737)                               (31,828)
      Proceeds from sale and maturity of fixed
        maturity investments
                                                                  303,736              36,226              4,049
      Purchase of derivatives
                                                                  (6,722)             (4,974)                  -
      Purchase of shares in mutual funds                                             (17,703)
                                                                 (18,136)                                (7,158)
      Proceeds from sale of shares in mutual funds
                                                                    8,345              14,657              6,086
      Purchase of fixed assets
                                                                  (7,348)             (3,178)               (18)
      Increase in policy loans
                                                                  (2,476)               (701)                118
                                                             -------------      --------------      -------------

        Net cash used in investing activities                                        (74,923)
                                                                (103,338)                               (28,751)
                                                             -------------      --------------      -------------

Cash flow from financing activities:
      Capital contribution from parent
                                                                   51,450              22,490              8,362
      Increase in future fees payable to parent, net
                                                                  358,376             207,056            135,944
      Net deposits to (withdrawals from) contractowner
        accounts                                                   11,361               5,872            (5,696)
--------------------------------------------------------------------------      --------------      -------------

        Net cash provided by financing activities
                                                                  421,187             235,418            138,610
                                                             -------------      --------------      -------------

          Net (decrease) increase in cash and cash
            equivalents
                                                                 (12,713)              11,687            (4,449)
          Cash and cash equivalents at beginning of period
                                                                   89,212              77,525             81,974
                                                             -------------      --------------      -------------

            Cash and cash equivalents at end of period       $                  $                   $
                                                                   76,499              89,212             77,525
                                                             =============      ==============      =============

     Income taxes paid                                       $                  $                   $
                                                                   29,644              23,637             14,651
                                                             =============      ==============      =============

      Interest paid                                          $                  $                   $
                                                                   85,551              69,697             35,588
                                                             =============      ==============      =============
                                                                                                    =============

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                              Notes to Consolidated Financial Statements
                                                           December 31, 2000

1.       ORGANIZATION AND OPERATION

         American Skandia Life Assurance  Corporation (the "Company") is a wholly-owned  subsidiary of American Skandia, Inc. ("ASI")
         whose ultimate parent is Skandia Insurance Company Ltd., ("SICL") a Swedish Corporation.

         The Company develops long-term savings and retirement  products which are distributed  through its affiliated  broker/dealer company,  American Skandia Marketing,  Incorporated  ("ASM").  The Company currently issues variable and term life insurance and variable, fixed, market value adjusted and immediate annuities for individuals, groups and qualified pension plans.

         The Company has 99.9% ownership in Skandia Vida, S.A. de C.V.  ("Skandia Vida") which is a life insurance  company domiciled in Mexico.  Skandia Vida had total  shareholder's  equity of $4,402,000  and  $4,592,000 as of December 31, 2000,  and 1999,
         respectively.  The Company  considers  Mexico an emerging  market and has invested in the Skandia Vida  operations  with the expectation  of generating  profits from long-term  savings  products in future years.  As such,  Skandia Vida has generated net losses of $2,540,000, $2,523,000 and $2,514,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.       Basis of Reporting
                  ------------------

                  The  accompanying  consolidated  financial  statements have been prepared in conformity with accounting  principles generally  accepted  in the  United  States.  Intercompany  transactions  and  balances  have  been  eliminated  in consolidation.

                  Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.       New Accounting Standard
                  -----------------------

                  The FASB has issued Statement of Financial  Accounting  Standards No. 133,  "Accounting for Derivative  Instruments
                  and Hedging  Activities",  as amended by SFAS 137 and SFAS 138  (collectively,  "SFAS 133").  SFAS 133 is effective for all fiscal quarters of all fiscal years beginning  after June 15, 2000;  accordingly,  the Company adopted SFAS
                  133  on  January  1,  2001.  This  statement   establishes   accounting  and  reporting  standards  for  derivative
                  instruments,  including certain derivative  instruments  embedded in other contracts,  and for hedging  activities.
                  SFAS No. 133 requires that all  derivative  financial  instruments  be measured at fair value and recognized in the statement of condition  as either  assets or  liabilities.  Changes in the fair value of the  derivative  financial instruments  will be reported in either earnings or  comprehensive  income,  depending on the use of the derivative and whether or not it qualifies for hedge accounting.

                  Special hedge  accounting  treatment is permitted  only if specific  criteria are met,  including  that the hedging relationship be highly  effective both at inception and on an ongoing basis.  Accounting for hedges varies based on the type of hedge - fair value or cash flow.  Results of effective  hedges are  recognized in current  earnings for fair value  hedges and in other  comprehensive  income for cash flow  hedges.  Ineffective  portions  of hedges are recognized immediately in earnings.

                                             AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  The  derivative  instruments  held by the  Company in 2000 and 1999  consisted  of equity put  options  utilized to manage the market risk and reserve  fluctuations  associated  with the guaranteed  minimum death benefit  ("GMDB").
                  The adoption of SFAS No. 133 did not have a material effect on the Company's financial statements.

C.       Investments
--------------------

                  The Company has  classified  its fixed  maturity  investments  as either  held-to-maturity  or  available-for-sale.
                  Investments  classified as held-to-maturity  are investments that the Company has the ability and intent to hold to
                  maturity.   Such  investments  are  carried  at  amortized  cost.  Those   investments   which  are  classified  as
                  available-for-sale  are  carried  at fair value and  changes in  unrealized  gains and  losses  are  reported  as a component of other comprehensive income.

                  The Company has classified its mutual fund  investments held in support of a deferred  compensation  plan (see Note
                  13) as  available-for-sale.  Such  investments are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

                  Policy loans are carried at their unpaid principal balances.

                  Realized gains and losses on disposal of investments are determined by the specific  identification  method and are included in revenues.

         D.       Derivative Instruments
                  ----------------------

                  The Company uses derivative  instruments  which consist of equity option  contracts for risk  management  purposes, and not for  trading or  speculation.  The  Company  hedges  the market  value  fluctuations  of the GMDB  exposure embedded in its policy reserves.  Premiums paid on option  contracts are amortized into net investment  income over the terms of the  contracts.  The  options are  carried at  amortized  cost plus  intrinsic  value,  if any, at the valuation  date.  An option has intrinsic  value if it is  "in-the-money."  For a put option to be  "in-the-money,"
                  the  exercise  price  must be greater  than the value of the  underlying  index.  Changes  in  intrinsic  value are recorded as a component of the change in annuity and life  insurance  policy  reserves  consistent  with changes in the GMDB reserve.

E.       Cash Equivalents
         ----------------

                  The Company  considers all highly liquid time deposits,  commercial  paper and money market mutual funds  purchased with a maturity at date of acquisition of three months or less to be cash equivalents.

F.       Fair Values of Financial Instruments
         ------------------------------------

                  The methods and assumptions used to determine the fair value of financial instruments are as follows:

                  Fair values of fixed  maturities with active markets are based on quoted market prices.  For fixed  maturities that trade in less active markets, fair values are obtained from an independent pricing service.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Fair values of investments in mutual funds are based on quoted market prices.

                  The  intrinsic  value  portion  of the  derivative  instrument  is  determined  based on the  current  value of the underlying index.

                  The carrying value of cash and cash  equivalents  (cost)  approximates  fair value due to the short-term  nature of these investments.

                  The carrying value of short-term  borrowings  (cost)  approximates fair value due to the short-term nature of these liabilities.

                  Fair  values of certain  financial  instruments,  such as future fees  payable to parent and surplus  notes are not readily determinable and are excluded from fair value disclosure requirements.

         G.       State Insurance Licenses
                  ------------------------

                  Licenses to do business in all states have been  capitalized  and  reflected  at the purchase  price of  $6,000,000 less  accumulated  amortization.  The cost of the  licenses is being  amortized  on a  straight-line  basis over 40 years.

         H.       Software Capitalization
                  -----------------------

                  The Company  capitalizes  certain  costs  associated  with  internal use software in  accordance  with the American
                  Institute of Certified  Public  Accountants  Statement of Position 98-1 ("SOP 98-1"),  "Accounting for the Costs of
                  Software  Developed or Obtained for Internal Use. The SOP, which was adopted  prospectively  as of January 1, 1999, requires the  capitalization  of certain costs  incurred in connection  with  developing or obtaining  internal use software.  Prior to the adoption of SOP 98-1,  the Company  expensed all  internal  use software  related  costs as
                  incurred.   Details  of  the  capitalized  software  costs,  which  are  included  in  fixed  assets,  and  related amortization for the years ended December 31, are as follows:

                  (in thousands)                                              2000              1999
                                                                              ----              ----

                  Balance at beginning of year                               $2,920             $
                                                                             ------             -
                                                                                       -

                  Software costs capitalized during the year                  4,804
                                                                                               3,035

                  Software costs amortized during the year                      (512)           (115)
                                                                       ---      -----     ----  -----

                                                                              4,292
                                                                      -       -----
                                                                                               2,920
                                                                                               -----

                  Balance at end of year                                     $7,212
                                                                             ======
                                                                                              $2,920
                                                                                              ======

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         I.       Income Taxes
                  ------------

                  The Company is included in the  consolidated  federal  income tax return and combined state income tax return of an upstream  company,  Skandia AFS  Development  Holding  Corporation and certain of its  subsidiaries.  In accordance with the tax sharing  agreement,  the federal and state income tax  provisions  are  computed on a separate  return basis as adjusted for consolidated items such as net operating loss carryforwards.

                  Deferred income taxes reflect the net tax effects of temporary  differences  between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         J.       Recognition of Revenue and Contract Benefits
                  --------------------------------------------

                  Revenues for variable  deferred  annuity  contracts  consist of charges  against  contractowner  account values for mortality and expense risks,  administration  fees,  surrender charges and an annual  maintenance fee per contract.
                  Benefit  reserves for variable annuity  contracts  represent the account value of the contracts and are included in the separate account liabilities.

                  Revenues for variable  immediate annuity contracts with and without life  contingencies  consist of certain charges against  contractowner  account  values  including  mortality and expense risks and  administration  fees.  Benefit reserves for variable  immediate  annuity  contracts  represent the account value of the contracts and are included in the separate account liabilities.

                  Revenues for market value adjusted fixed annuity  contracts  consist of separate account  investment income reduced by benefit payments and changes in reserves in support of contractowner  obligations,  all of which are included in return  credited to  contractowners.  Benefit  reserves  for these  contracts  represent  the account  value of the contracts,  and are  included in the general  account  reserve for future  contractowner  benefits to the extent in excess of the separate account assets.

                  Revenues for immediate annuity  contracts without life  contingencies  consist of net investment  income.  Revenues for immediate annuity contracts with life  contingencies  consist of single premium payments  recognized as annuity considerations  when  received.  Benefit  reserves for these  contracts are based on the Society of Actuaries  1983
                  Table-a with assumed  interest  rates that vary by issue year.  Assumed  interest  rates ranged from 6.25% to 8.25%
                  at December 31, 2000 and 1999.

                  Revenues  for variable  life  insurance  contracts  consist of charges  against  contractowner  account  values for mortality and expense risk fees,  cost of insurance  fees,  taxes and surrender  charges.  Certain  contracts  also include  charges  against  premium to pay state  premium  taxes.  Benefit  reserves  for  variable  life  insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

                                             AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         K.       Deferred Acquisition Costs
                  --------------------------

                  The costs of acquiring new business,  which vary with and are primarily  related to the production of new business, are being deferred,  net of reinsurance.  These costs include commissions,  costs of contract issuance, and certain selling  expenses that vary with  production.  These costs are being amortized  generally in proportion to expected gross  profits  from  surrender  charges,  policy and asset  based fees and  mortality  and expense  margins.  This amortization is adjusted  retrospectively  and prospectively  when estimates of current and future gross profits to be realized from a group of products are revised.

                  Details of the  deferred  acquisition  costs and  related  amortization  for the years  ended  December  31, are as follows:

                          (in thousands)                                  2000             1999              1998
                                                                          ----             ----              ----

                  Balance at beginning of year                          $1,087,705          $721,507          $546,703
                                                                        ----------          --------          --------

                  Acquisition costs deferred during the year               495,103                             261,432
                                                                                             450,059

                  Acquisition costs amortized during the year             (184,616)          (83,861)          (86,628)
                                                                     ---  ---------      ------------         ---------

                                                                           310,487                             174,804
                                                                     ----  -------         ---                --------
                                                                                             366,198
                                                                                             -------

                  Balance at end of year                                $1,398,192        $1,087,705          $721,507
                                                                        ==========        ==========          ========

         L.       Reinsurance
                  -----------

                  The Company cedes reinsurance under modified  co-insurance  arrangements.  These reinsurance  arrangements  provide additional  capacity  for growth in  supporting  the cash flow  strain  from the  Company's  variable  annuity  and variable life insurance business.  The reinsurance is effected under quota share contracts.

                  The Company reinsured its exposure to market  fluctuations  associated with its GMDB liability in the first half of
                  1999 and in 1998.  Under this  reinsurance  agreement,  the Company ceded  premiums of $2,945,000  and  $5,144,000;
                  received  claim  reimbursements  of  $242,000  and  $9,000;  and,  recorded  increases/(decreases)  in  reserves of
                  ($2,763,000) and $323,000 in 1999 and 1998, respectively.

At December 31, 2000 and 1999, in accordance with the provisions of modified coinsurance agreements, the Company accrued $4,339,000 and
                  $41,000, respectively, for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         M.       Translation of Foreign Currency
                  -------------------------------

                  The  financial  position  and results of  operations  of Skandia  Vida are  measured  using  local  currency as the functional  currency.  Assets and  liabilities  are  translated  at the exchange  rate in effect at each  year-end.
                  Statements of income and  shareholder's  equity accounts are translated at the average rate  prevailing  during the year.  Translation  adjustments  arising  from the use of  differing  exchange  rates  from  period to  period  are reported as a component of other comprehensive income.

         N.       Separate Accounts
                  -----------------

                  Assets and liabilities in Separate  Accounts are included as separate  captions in the  consolidated  statements of financial  condition.  Separate  Account  assets  consist  principally  of long term bonds,  investments  in mutual funds,  short-term  securities  and  cash  and cash  equivalents,  all of which  are  carried  at fair  value.  The investments  are managed  predominately  through the Company's  investment  advisory  affiliate,  American  Skandia
                  Investment Services,  Inc. ("ASISI"),  utilizing various fund managers as sub-advisors.  The remaining  investments are  managed by  independent  investment  firms.  The  contractowner  has the option of  directing  funds to a wide variety  of  mutual  funds.  The  investment  risk  on  the  variable  portion  of  a  contract  is  borne  by  the contractowner.  A fixed  option  with a  minimum  guaranteed  interest  rate  is also  available.  The  Company  is responsible for the credit risk associated with these investments.

                  Included in Separate Account  liabilities are reserves of $1,059,987,000  and $896,205,000 at December 31, 2000 and
                  1999,  respectively,  relating to annuity  contracts  for which the  contractowner  is  guaranteed  a fixed rate of return.  Separate Account assets of  $1,059,987,000  and $896,205,000 at December 31, 2000 and 1999,  respectively, consisting of long term bonds,  short-term  securities,  transfers  due from the general  account and cash and cash equivalents are held in support of these annuity contracts, pursuant to state regulation.

         O.       Estimates
                  ---------

                  The preparation of financial  statements in conformity with accounting  principles generally accepted in the United
                  States  requires that  management  make  estimates and  assumptions  that affect the reported  amount of assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the reporting  period.  The more significant  estimates and assumptions are related to deferred  acquisition  costs and involve  policy  lapses,  investment  return and  maintenance  expenses.  Actual  results  could  differ from those estimates.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       COMPREHENSIVE INCOME

         The components of comprehensive income, net of tax, for the years ended December 31 were as follows:

                           (in thousands)                                            2000          1999        1998
                                                                                     ----          ----        ----

         Net income                                                                 $64,817       $76,169    $34,767
         Other comprehensive income:
            Unrealized investment (losses) gains on
                available for sale securities                                         (1,681)       (3,438)     2,801
            Reclassification adjustment for realized losses (gains)
                included in investment income                                          2,957          (660)         88
                                                                                   ---------  -----   ----- ----------
            Net unrealized gains (losses) on securities                                1,276        (4,098)     2,889

            Foreign currency translation                                                               456        (22)
                                                                                    -------     ---------- -----------
                                                                                    (66)
                                                                                    ----

         Other comprehensive income (loss)                                             1,210        (3,642)      2,867
                                                                                   --------- --     ------- ---- -----

         Comprehensive income                                                       $66,027       $72,527     $37,634
                                                                                    =======       =======     =======

         The components of accumulated other comprehensive income, net of tax, as of December 31 were as follows:

                     (in thousands)                                                    2000          1999
                                                                                       ----          ----

        Unrealized investment gains (losses)                                          $1,021         ($255)
        Foreign currency translation                                                       82           148
                                                                               ------      --        ------

        Accumulated other comprehensive income (loss)                                 $1,103         ($107)
                                                                                      ======         ======

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

4.       INVESTMENTS

         The amortized cost,  gross  unrealized  gains/losses  and estimated fair value of  available-for-sale  and  held-to-maturity fixed  maturities and  investments in mutual funds as of December 31, 2000 and 1999 are shown below.  All securities held at
         December 31, 2000 and 1999 were publicly traded.

         Investments in fixed maturities as of December 31, 2000 consisted of the following:

                       (in thousands)                                     Available-for-Sale
                                                                          ------------------

                                                                           Gross              Gross
                                                        Amortized        Unrealized        Unrealized         Fair
                                                           Cost            Gains             Losses          Value
                                                           ----            -----             ------          -----

         U.S. Government obligations                       $206,041              $4,445           $ (11)      $210,475

         Foreign government obligations                       2,791                 195                          2,986
                                                                                                -

         Obligations of state and political
            subdivisions                                        253                   1                            254
                                                                                                -

         Corporate securities                                72,237               1,565          (1,809)        71,993
                                                      ----   ------  --           -----          -------  ----  ------

             Totals                                        $281,322              $6,206         $(1,820)      $285,708
                                                           ========              ======         ========      ========

         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 2000 are shown below.

                       (in thousands)                        Available-for-Sale
                                                             ------------------

                                                          Amortized           Fair
                                                            Cost             Value
                                                            ----             -----

         Due in one year or less                              $ 7,005           $ 7,018

         Due after one through five years                     157,111           158,344

         Due after five through ten years                     107,729           110,469

         Due after ten years                                    9,477             9,877
                                                      -----     -----  ------     -----

            Total                                            $281,322          $285,708
                                                             ========          ========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

4.       INVESTMENTS  (continued)

         Investments in fixed maturities as of December 31, 1999 consisted of the following:

                        (in thousands)                                            Available-for-Sale
                                                                                  ------------------

                                                                            Gross             Gross
                                                          Amortized       Unrealized       Unrealized         Fair
                                                            Cost            Gains            Losses           Value
                                                            ----            -----            ------           -----

         U.S. Government obligations                          $ 81,183             $ -           $(678)       $ 80,505

         Obligations of state and political
            subdivisions                                           253               -              (3)            250

         Corporate securities                                  121,859               -          (4,449)        117,410
                                                               -------               -          -------        -------

             Totals                                           $203,295             $ -         $(5,130)       $198,165
                                                              ========             ===         ========       ========

                        (in thousands)                                            Held-to-Maturity
                                                                                  ----------------

                                                                            Gross             Gross
                                                          Amortized       Unrealized       Unrealized         Fair
                                                            Cost            Gains            Losses           Value
                                                            ----            -----            ------           -----

         U.S. Government obligations                          $1,105               $ -              $ (1)      $1,104

         Corporate securities                                   2,255                -               (15)        2,240
                                                              -------                -               ----       ------

             Totals                                           $3,360               $ -              $(16)      $3,344
                                                              ======               ===              =====      ======

         Proceeds  from  sales of  fixed  maturities  during  2000,  1999 and 1998  were  $302,632,000,  $32,196,000,  and  $999,000,
         respectively.   Proceeds  from  maturities  during  2000,  1999  and  1998  were  $1,104,000,  $4,030,000,  and  $3,050,000, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

4.       INVESTMENTS (continued)

     The cost, gross unrealized gains/losses and fair value of investments in mutual funds at December 31, 2000 and 1999 are shown below:

                    (in thousands)                                          Gross             Gross
                                                                         Unrealized        Unrealized         Fair
                                                            Cost            Gains            Losses           Value
                                                            ----            -----            ------           -----

         2000                                             $23,218           $ 372           $(3,188)           $20,402
                                                          =======           =====           ========           =======

         1999                                             $11,667          $4,763            $ (26)            $16,404
                                                          =======          ======            ======            =======

         Net realized investment gains (losses) were as follows for the years ended December 31:

                    (in thousands)                                           2000             1999            1998
                                                                             ----             ----            ----

         Fixed maturities:
           Gross gains                                                      $1,002            $ 253            $ -
           Gross losses                                                     (3,450)            (228)              (1)
         Investment in mutual funds:
           Gross gains                                                       1,913              990              281
           Gross losses                                                        (153)           (437)            (181)
                                                                          ---  -----     --    -----            -----

         Totals                                                             $ (688)           $ 578            $ 99
                                                                            =======           =====            ====

5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31 were as follows:

                    (in thousands)                                           2000             1999            1998
                                                                             ----             ----            ----

         Fixed maturities                                                  $13,502           $ 9,461         $ 8,534
         Cash and cash equivalents                                            5,154            2,159           1,717
         Investment in mutual funds                                               99               32          1,013
         Policy loans                                                             97               31              45
         Derivative instruments                                              (6,939)          (1,036)
                                                                             -------          -------
                                                                                                               -

         Total investment income                                            11,913            10,647          11,309

         Investment expenses                                                     257              206             179
                                                                         ------  ---    ------    ---      ------ ---

         Net investment income                                             $11,656           $10,441         $11,130
                                                                           =======           =======         =======

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES

         The significant components of income tax expense for the years ended December 31 were as follows:

                       (in thousands)                                            2000             1999        1998
                                                                                 ----             ----        ----

         Current tax (benefit) expense                                         ($29,244)         $41,248      $22,384

         Deferred tax expense (benefit)                                                          (10,904)     (14,230)
                                                                                  --       -     --------     -------
                                                                                 60,023
                                                                                 ------

         Total income tax expense                                                $30,779         $30,344       $8,154
                                                                                 =======         =======       ======

         The tax effects of significant  items comprising the Company's  deferred tax balance as of December 31, 2000 and 1999 are as follows:

                      (in thousands)                                                     2000                 1999
                                                                                         ----                 ----

         Deferred tax liabilities:
             Deferred acquisition costs                                              ($411,417)             ($321,873)
             Payable to reinsurers                                                     (29,985)               (26,733)
             Future contractowner benefits                                             (11,526)
                                                                                                           -
             Internal use software                                                      (2,524)
                                                                                                               (1,022)
             Policy fees                                                                (1,551)                (1,146)
             Net unrealized gains                                                         (550)
                                                                                                           -
             Foreign exchange translation                                                  (45)                   (80)
                                                                    ---------              ----  ---------        ----

             Total                                                                    (457,598)              (350,854)
                                                                                      ---------              ---------

         Deferred tax assets:
             Net separate account liabilities
                                                                                       421,662                333,521
             Future contractowner benefits
                                                                                              -                 3,925
             Other reserve differences
                                                                                         2,675                 39,645
             Deferred compensation
                                                                                        17,869                 18,844
             Surplus notes interest
                                                                                         5,536                  5,030
             Net unrealized losses
                                                                                              -                   137
             Other
                                                                                           907                  1,478
                                                                    --------               ---                  -----

             Total
                                                                                           -
                                                                                       448,649                402,580
                                                                                       -------                -------

             Income tax (payable) receivable - deferred                             ($   8,949)
                                                                                    ===========
                                                                                                              $51,726
                                                                                                              =======

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES (continued)

         The income tax expense was different from the amount  computed by applying the federal  statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                    (in thousands)                                                2000           1999           1998
                                                                                  ----           ----           ----

         Income (loss) before taxes
            Domestic                                                             $98,136      $109,036       $45,435
            Foreign                                                               (2,540)        (2,523)      (2,514)
                                                                                  -------    --- -------      -------
            Total                                                                  95,596      106,513         42,921

            Income tax rate                                                          35%             35%            35%
                                                                            -----    ---      ---    ---   ----     ---

         Tax expense at federal statutory income tax rate                         33,459         37,280        15,022

         Tax effect of:
            Dividend received deduction                                           (7,350)        (9,572)        (9,085)
            Losses of foreign subsidiary                                                             883           880
                                                                                 889
            Meals and entertainment                                                                  664           487
                                                                                 841
            State income taxes                                                      (524)         1,071            673
            Other                                                                   3,464             18           177
                                                                                 --------     ----------     ---------

         Income tax expense                                                    $ 30,779       $ 30,344       $ 8,154
                                                                               ========       ========       =======

7.       COST ALLOCATION AGREEMENTS WITH AFFILIATES

         Certain operating costs (including  personnel,  rental of office space,  furniture,  and equipment) have been charged to the
         Company at cost by American Skandia Information Services and Technology  Corporation  ("ASIST"),  an affiliated company. The
         Company  has also  charged  operating  costs to ASISI.  The total  cost to the  Company  for  these  items was  $13,974,000,
         $11,136,000,  and $7,722,000 for the years ended December 31, 2000, 1999 and 1998,  respectively.  Income received for these items was $11,186,000, $3,919,000 and $1,355,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

         Beginning in 1999, the Company was reimbursed by ASM for certain  distribution  related costs  associated  with the sales of business  through an investment firm where ASM serves as an introducing  broker dealer.  Under this agreement,  the expenses reimbursed  were  $5,842,000  and  $1,441,000  for the years ended  December 31, 2000 and 1999.  As of December 31, 2000 and
         1999, amounts receivable under this agreement were $492,000 and $245,000, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO PARENT

         In a series of transactions  with ASI, the Company  transferred  certain rights to receive future fees and contract  charges expected to be realized on variable portions of designated blocks of deferred annuity contracts.

         The proceeds from the  transfers  have been recorded as a liability  and are being  amortized  over the remaining  surrender charge  period of the  designated  contracts  using the interest  method.  The Company did not transfer the right to receive future fees and charges after the expiration of the surrender charge period.

         In connection with these  transactions,  ASI issued  collateralized  notes in private  placements,  which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the Purchase  Agreements,  the rights  transferred  provide for ASI to receive a percentage  (60%, 80% or
         100% depending on the underlying  commission  option) of future mortality and expense charges and contingent  deferred sales charges,  after reinsurance,  expected to be realized over the remaining surrender charge period of the designated contracts
         (6 to 8 years).

         Payments  representing  fees and charges in the aggregate amount of $219,454,000,  $131,420,000 and $69,226,000 were made by the Company to the Parent for the years ended December 31, 2000, 1999 and 1998,  respectively.  Related  interest expense of
         $70,667,000,  $52,840,000  and  $22,978,000  has been included in the  statement of income for the years ended  December 31,
         2000, 1999 and 1998, respectively.

         The  Commissioner  of the State of Connecticut has approved the transfer of future fees and charges;  however,  in the event that the Company  becomes subject to an order of liquidation or  rehabilitation,  the  Commissioner  has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

         The present values of the transactions as of the respective effective date were as follows:

                              Closing      Effective          Contract Issue         Discount       Present
           Transaction         Date           Date                Period               Rate          Value
           -----------         ----           ----                ------               ----          -----

             1996-1           12/16/96         9/1/96        1/1/94  -   6/30/96       7.5%           $50,221
             1997-1            7/23/97         6/1/97        3/1/96  -   4/30/97       7.5%            58,767
             1997-2           12/30/97        12/1/97         5/1/95  - 12/31/96       7.5%            77,552
             1997-3           12/30/97        12/1/97         5/1/96  - 10/31/97       7.5%            58,193
             1998-1            6/30/98         6/1/98        1/1/97  -   5/31/98       7.5%            61,180
             1998-2           11/10/98        10/1/98        5/1/97  -   8/31/98       7.0%            68,573
             1998-3           12/30/98        12/1/98         7/1/96  - 10/31/98       7.0%            40,128
             1999-1            6/23/99         6/1/99        4/1/94  -   4/30/99       7.5%           120,632
             1999-2           12/14/99        10/1/99       11/1/98  -   7/31/99       7.5%           145,078
             2000-1            3/22/00         2/1/00        8/1/99  -   1/31/00       7.5%           169,459
             2000-2            7/18/00         6/1/00        2/1/00  -   4/30/00       7.25%           92,399
             2000-3           12/28/00        12/1/00         5/1/00  - 10/31/00       7.25%          107,291
             2000-4           12/28/00        12/1/00         1/1/98  - 10/31/00       7.25%          107,139

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO PARENT (continued)

         Expected payments of future fees payable to ASI as of December 31, 2000 are as follows:

                                                     Year Ended
               (in thousands)                        December 31,                          Amount
                                                     ------------                          ------

                                                         2001                             $164,892
                                                         2002                              169,511
                                                         2003                              165,626
                                                         2004                              151,516
                                                         2005                              128,053
                                                             2006 and thereafter           154,812
                                                                                --         -------

                                                        Total                             $934,410
                                                                                          ========

9.       LEASES

         The Company leases office space under a lease  agreement  established in 1989 with ASIST.  The Company  entered into a lease agreement for office space in Westminster,  Colorado,  effective  January 1, 2001. Lease expense for 2000, 1999 and 1998 was
         $6,593,000,  $5,003,000  and  $3,588,000  respectively.  Future  minimum  lease  payments  per year and in  aggregate  as of
         December 31, 2000 are as follows:

                 (in thousands)          2001                              $6,487
                                         2002                               8,032
                                         2003                               8,098
                                         2004                               8,209
                                         2005                               8,756
                                         2006 and thereafter               51,922
                                                                       -----------

                                         Total                            $91,504
                                                                       ===========

10.      RESTRICTED ASSETS

         To comply with certain state insurance  departments'  requirements,  the Company  maintains cash, bonds and notes on deposit with various  states.  The carrying value of these  deposits  amounted to $4,636,000 and $4,868,000 as of December 31, 2000,
         and 1999,  respectively.  These  deposits are required to be  maintained  for the  protection of  contractowners  within the individual states.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

11.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $342,804,000 and $286,385,000 at December 31, 2000 and 1999, respectively.

         The statutory  basis net income for the year ended December 31, 2000 was  $11,550,000,  as compared to losses of $17,672,000 and $13,152,000 for the years ended December 31, 1999 and 1998, respectively.

         Under  various  state  insurance  laws,  the maximum  amount of dividends  that can be paid to  shareholders  without  prior approval of the state  insurance  department  is subject to  restrictions  relating to  statutory  surplus and net gain from operations.  At December 31, 2000, no amounts may be distributed without prior approval.

         On November 8, 1999,  the Board of Directors  authorized the Company to increase the par value of its capital stock from $80 per share to $100 per share in order to comply with  minimum  capital  levels as required by the  California  Department  of
         Insurance.  This  transaction  resulted in a corresponding  decrease in paid in and contributed  surplus of $500,000 and had no effect on capital and surplus.

12.      STATUTORY ACCOUNTING PRACTICES

         The National  Association of Insurance  Commissioners  ("NAIC") revised the Accounting  Practices and Procedures Manual in a process  referred to as  Codification.  The State of Connecticut has adopted the provisions of the revised manual,  which is effective January 1, 2001. The revised manual has changed, to some extent,  prescribed  statutory  accounting  practices and will  result in  changes  to the  accounting  practices  that the  Company  uses to prepare  its  statutory-basis  financial statements.  The  adoption of the revised  accounting  practices is not  expected to have a material  adverse  effect on the
         Company's statutory-basis capital and surplus.

13.      EMPLOYEE BENEFITS

         The  Company  has a 401(k)  plan for  which  substantially  all  employees  are  eligible.  Under  this  plan,  the  Company contributes  3% of salary  for all  participating  employees  and  matches  employee  contributions  at a 50% level up to an additional 3% Company  contribution.  Company  contributions  to this plan on behalf of the  participants  were  $3,734,000,
         $3,164,000 and $2,115,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

         The Company  has a deferred  compensation  plan,  which is  available  to the  internal  field  marketing  staff and certain officers.  Company  contributions  to this plan on behalf of the participants  were $399,000,  $193,000 and $342,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

         The  Company and certain  affiliates  cooperatively  have a  long-term  incentive  program  under which units are awarded to executive  officers  and other  personnel.  The Company and certain  affiliates  also have a profit  sharing  program  which benefits all employees  below the officer level.  These programs  consist of multiple plans with new plans  instituted  each year.  Generally,  participants  must remain employed by the Company or its affiliates at the time such units are payable in order to  receive  any  payments  under the  programs.  The  accrued  liability  representing  the value of these  units was
         $31,632,000  and  $42,619,000  as of  December  31,  2000  and  1999,  respectively.  Payments  under  these  programs  were
         $13,542,000, $4,079,000 and $2,407,000 for the years ended December 31, 2000, 1999, and 1998, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

14.      REINSURANCE

         The effect of reinsurance for the years ended December 31, 2000, 1999 and 1998 is as follows:

         (in thousands)                                       2000
                                                              ----

                                Annuity and Life Insurance   Change in Annuity and Life          Return Credited
                                     Charges and Fees                 Insurance                to Contractowners
                                     ----------------                                          -----------------
                                                                   Policy Reserves
                                                                   ---------------

        Gross                            $477,802                      $45,784                      $13,607
        Ceded                              (53,224)                        (766)                      (4,561)
                                ---        --------           ------       -----           ---        -------
        Net                              $424,578                      $45,018                      $ 9,046
                                         ========                      =======                      =======

                                                                 1999
                                                                 ----

                                Annuity and Life Insurance   Change in Annuity and Life          Return Credited
                                     Charges and Fees                 Insurance                to Contractowners
                                     ----------------                                          -----------------
                                                                   Policy Reserves
                                                                   ---------------

        Gross                            $326,670                       $4,151                      ($1,382)
        Ceded                              (36,681)                      (1,073)                       (257)
                                ---        --------             -        -------          ----         -----
        Net                              $289,989                       $3,078                      ($1,639)
                                         ========                       ======                      ========

                                                                 1998
                                                                 ----

                                Annuity and Life Insurance   Change in Annuity and Life          Return Credited
                                     Charges and Fees                 Insurance                to Contractowners
                                     ----------------                                          -----------------
                                                                   Policy Reserves
                                                                   ---------------

        Gross                            $215,425                       $ 691                       ($8,921)
        Ceded                             (29,214)                         362                             (9)
                                --        --------           -----         ---            ---------        ---
        Net                              $186,211                      $1,053                       ($8,930)
                                         ========                      ======                       ========

         In December 2000,  the Company  entered into a modified  coinsurance  agreement  with SICL  effective  January 1996.  During
         2000, ceded premiums received net of commission  expenses and reserve  adjustments were  $10,360,000.  At December 31, 2000,
         $6,109,000 was payable to SICL under this agreement.

         Such ceded  reinsurance  does not relieve the Company of its  obligations to  policyholders.  The Company  remains liable to its  policyholders  for the portion  reinsured to the extent that any reinsurer does not meet its obligations  assumed under the reinsurance agreements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

15.      SURPLUS NOTES

The Company has issued surplus notes to its Parent in exchange for cash.  Surplus notes outstanding as of December 31, 2000 and 1999 were as follows:

              (in thousands)
                                                                                            Interest for the
         ---------------------------------
                                            Interest       2000         1999           Years Ended December 31,
         ---------------------------------
                 Issue Date                   Rate        Amount       Amount         2000       1999        1998
                 ----------                   ----        ------       ------         ----       ----        ----
         ---------------------------------

         ---------------------------------
         December 29, 1993                   6.84%                                           -           -     1,387
                                                      -             -
         ---------------------------------
         February 18, 1994                   7.28%                         10,000         732         738         738
                                                      -
         ---------------------------------
         March 28, 1994                      7.90%                         10,000         794         801         801
                                                      -
         ---------------------------------
         September 30, 1994                  9.13%          15,000         15,000       1,392       1,389       1,389
         ---------------------------------
         December 28, 1994                   9.78%                              -           -       1,308       1,388
                                                           -
         ---------------------------------
         December 19, 1995                   7.52%          10,000         10,000         765         762         762
         ---------------------------------
         December 20, 1995                   7.49%          15,000         15,000       1,142       1,139       1,139
         ---------------------------------
         December 22, 1995                   7.47%           9,000          9,000         684         682         682
         ---------------------------------
         June 28, 1996                       8.41%          40,000         40,000       3,420       3,411       3,411
         ---------------------------------
         December 30, 1996                   8.03%          70,000         70,000       5,715       5,698       5,699
                                                      ---   ------  ---    ------ ---   ----- ---   ----- ---   -----
         ---------------------------------

         ---------------------------------
         Total                                            $159,000       $179,000     $14,644     $15,928     $17,396
                                                          ========       ========     =======     =======     =======
         ---------------------------------

         Surplus notes for  $10,000,000  dated  February 18, 1994 and  $10,000,000  dated March 28, 1994 were converted to additional paid-in  capital on December 27, 2000. A surplus note for  $14,000,000  dated  December 28, 1994 was converted to additional paid-in capital on December 10, 1999.  All surplus notes mature seven years from the issue date.

         Payment of interest and  repayment of principal  for these notes is subject to certain  conditions  and require  approval by the  Insurance  Commissioner  of the State of  Connecticut.  At December  31, 2000 and 1999,  $15,816,000  and  $14,372,000,
         respectively, of accrued interest on surplus notes was not approved for payment under these criteria.

16.      SHORT-TERM BORROWING

         The Company had a  $10,000,000  short-term  loan  payable to ASI at December  31, 2000 and 1999 as part of a revolving  loan agreement.  The loan has an  interest  rate of 7.13% and  matures  on March 12,  2001.  The total  interest  expense  to the
         Company was  $687,000,  $585,000  and  $622,000 and for the years ended  December  31,  2000,  1999 and 1998,  respectively.
         Accrued interest payable was $222,000 and $197,000 as of December 31, 2000 and 1999, respectively.

17.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 99% of the Company's  separate account  liabilities are subject to discretionary  withdrawal by contractowners at market value or with market value  adjustment.  Separate  account  assets which are carried at fair value are adequate to pay such withdrawals  which are generally  subject to surrender  charges ranging from 10% to 1% for contracts held less than
         10 years.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

18.      SEGMENT REPORTING

         In recent  years,  in order to complete  the array of products  offered by the  Company  and its  affiliates  to meet a wide variety of financial  planning,  the Company  developed the variable life  insurance and qualified  retirement  plan annuity products.  Assets under  management  and sales for the products  other than  variable  annuities  have not been  significant enough to warrant full  segment  disclosures  as required by SFAS 131,  "Disclosures  about  Segments of an  Enterprise  and
         Related Information."

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                     (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

19.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:

        (in thousands)                                                       Three months Ended
                                                                             ------------------

                                                            March 31          June 30 September 30     December 31
                                                            --------          ------- ------------     -----------
                          2000
                          ----
        Premiums and other insurance
           revenues                                        $137,255       $139,317           $147,923         $136,159
        Net investment income                                 2,876             3,628                              966
                                                                                      4,186
        Net realized capital gains (losses)                     729        (1,436)             (858)               877
                                                  -------       ---   ---  -------    -----    -----   -------     ---
        Total revenues                                      140,860         141,509            151,251         138,002
        Benefits and expenses                               106,641         121,356            137,514         110,515
                                                            -------        --------           --------         -------
        Pre-tax net income                                   34,219           20,153                            27,487
                                                                                      13,737
        Income taxes                                         10,038             5,225                           12,349
                                                  --         ------         ---------          ----    --       ------
                                                                                      3,167
                                                                                      -----
        Net income                                          $24,181         $14,928            $10,570         $15,138
                                                            =======         =======            =======         =======

                          1999
                          ----
        Premiums and other insurance
           revenues                                         $78,509         $88,435           $97,955         $111,443
        Net investment income                                 2,654             2,842                            2,210
                                                                                      2,735
        Net realized capital gains                              295                                                 52
                                                  -------       ---         ---------         -------  ---------    --
                                                                    25                206
                                                                    --                ---
        Total revenues                                       81,458           91,302          100,896          113,705
        Benefits and expenses                                64,204           67,803            71,597          77,244
                                                  --         ------         --------          -------- --       ------
        Pre-tax net income                                   17,254           23,499            29,299          36,461
        Income taxes                                          3,844             7,142                           11,460
                                                  -----       -----        ----------        -----     --       ------
                                                                                      7,898
                                                                                      -----
        Net income                                         $ 13,410        $ 16,357          $ 21,401         $ 25,001
                                                           ========        ========          ========         ========

                          1998
                          ----
        Premiums and other insurance
           revenues                                         $50,593         $57,946          $62,445           $67,327
        Net investment income                                 3,262             2,410            2,469           2,989
        Net realized capital gains (losses)                     156
                                                  -------       ---        ----------        -------
                                                                    13                (46)                         (24)
                                                                    --                ----                         ----
        Total revenues                                       54,011           60,369           64,868           70,292
        Benefits and expenses                                46,764           42,220           48,471           69,164
                                                  --         ------        ---------          -------         - ------
        Pre-tax net income                                    7,247           18,149           16,397            1,128
        Income taxes                                          1,175             4,174            2,223
                                                  ----        -----         ---------        ---------
                                                                                                                   582
                                                                                                                   ---
        Net income                                           $6,072         $13,975          $14,174             $ 546
                                                             ======         =======          =======             =====

B-1

                                 APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate Account B (Class 9 Sub-accounts) are first being offered as of the effective date of this Prospectus.  Therefore, no financial information is available.

C-2

                                          APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made and that no withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase
Assume that the Owner's  Account Value has been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.  The Enhanced  Beneficiary  Protection
Optional  Death Benefit is equal to the amount payable under the basic Death Benefit  ($75,000) PLUS 50% of the "Death Benefit  Amount"
less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death, the Account Value is $45,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection
Optional  Death Benefit is equal to the amount payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit  Amount"
less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would receive no additional  benefit from purchasing the Enhanced  Beneficiary  Protection  Optional Death
         Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the  Guaranteed  Minimum Death Benefit is  calculated.  Each example  assumes that a $50,000  initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary  Value at the end of any previous period is $72,000.  The Death
Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value  generally  increased  until the fifth  anniversary  but generally has been decreasing  since the fifth contract  anniversary.  On the date we receive due proof of death, the Account Value is $48,000.  The Highest  Anniversary  Value
at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior  Purchase  Payments  increased  by 5.0%
annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following  the Issue Date.  On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year,  the Account Value  increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest  Anniversary
Value at the end of any previous  period  ($90,000),  which  occurred on the sixth  anniversary,  although the Account Value was higher during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

1.

D-3

                                          APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.
                    ----------

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|

     On or after an Owner reaches the expiry date of the Rider (the  anniversary of the Annuity's  Issue Date on or  immediately  after the 95th  birthday),  coverage  will  terminate.  No charge will be made for an Owner  following the expiry date. If there are two Owners,  the expiry date applies  separately to each Owner;  therefore,  coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you
                                                                                                  ---
under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
             ----------------------------
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the
             ------------------------
         date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  waiver provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

----------------------------------------------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS FUSI ASLII-PROS (01/2002).
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

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                                        -------------------------------------------------------
                                                           (print your name)

                                        -------------------------------------------------------
                                                               (address)

                                        -------------------------------------------------------
                                                         (city/state/zip code)

                                                (This page is intentionally left blank.)

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                                                           Telephone: 203-926-1888
http://www.americanskandia.com                                                               http://www.americanskandia.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                                STATEMENT OF ADDITIONAL INFORMATION

The variable  investment  options under the Annuity are issued by AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION  VARIABLE  ACCOUNT B
(CLASS 9 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE  CORPORATION.  The variable  investment  options are registered under the
Securities  Act of 1933 and the  Investment  Company Act of 1940.  The fixed  investment  options  ("Fixed  Allocations")  under the
Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE  CORPORATION.  The assets  supporting the Fixed  Allocations are maintained in
AMERICAN SKANDIA LIFE ASSURANCE  CORPORATION  SEPARATE ACCOUNT D, a non-unitized  separate account,  and are registered solely under the Securities Act of 1933.

                                                         TABLE OF CONTENTS

ITEM                                                                                                                   PAGE
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THIS STATEMENT OF ADDITIONAL  INFORMATION IS NOT A PROSPECTUS.  YOU SHOULD READ THIS  INFORMATION  ALONG WITH THE PROSPECTUS FOR THE
ANNUITY FOR WHICH IT RELATES.  THE PROSPECTUS  CONTAINS  INFORMATION  THAT YOU SHOULD CONSIDER BEFORE  INVESTING.  FOR A COPY OF THE
PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION,  P.O. BOX 883,  SHELTON,  CONNECTICUT  06484, OR
TELEPHONE 1-800-752-6342.  OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@AMERICANSKANDIA.COM.
------------------------------------------------------------------------------------------------------------------------------------

Date of Prospectus:  January 17, 2002                                 Date of Statement of Additional Information:  January 17, 2002
FUSI ASL II - SAI (01/2002)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance  Corporation  ("American  Skandia",  "we",  "our" or "us") is a wholly-owned  subsidiary of American
Skandia,  Inc.  ("ASI").  ASI's indirect parent is Skandia  Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies  whose  predecessor  commenced  operations  in 1855.  Skandia  Insurance  Company Ltd. is a major  worldwide  insurance company operating from Stockholm, Sweden which owns and controls,  directly or through subsidiary companies,  numerous insurance and related  companies.  We are organized as a Connecticut  stock life insurance  company,  and are subject to Connecticut law governing insurance  companies.  We are  licensed  to sell  insurance  products  in each of the fifty  states of the  United  States,  and the
District of Columbia.  Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (Class 9 Sub-accounts)

American Skandia Life Assurance  Corporation  Variable Account B (Class 9 Sub-accounts),  also referred to as "Separate  Account B", was  established  by us pursuant to  Connecticut  law.  Separate  Account B also holds assets of other  annuities  issued by us with values and benefits  that vary  according to the  investment  performance  of the  Portfolios  offered as  Sub-accounts  of Separate
Account B. The  Sub-accounts  offered  pursuant to this  Prospectus are all Class 9 Sub-accounts  of Separate  Account B. Each class of  Sub-accounts  of Separate  Account B has a different  level of asset-based  charges  assessed  against such  Sub-accounts.  Each
Sub-account  invests  exclusively in an underlying  mutual fund or a portfolio of an underlying  mutual fund. The underlying  mutual funds or portfolios of underlying  mutual funds are referred to as the Portfolios.  You will find additional  information  about the
Portfolios in the prospectuses for the underlying mutual funds.

Separate Account B is registered with the Securities and Exchange  Commission  ("SEC") under the Investment Company Act of 1940 (the
"Investment  Company  Act") as a unit  investment  trust,  which is a type of  investment  company.  Values  and  benefits  based on allocations to the  Sub-accounts  will vary with the investment  performance of the Portfolios,  as applicable.  We do not guarantee the investment results of any Sub-account.  You bear the entire investment risk.

During the accumulation phase, we offer a number of Sub-accounts.  Certain Sub-accounts may not be available in all jurisdictions.  If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify
Owners of the availability of such Sub-accounts.

A brief summary of the investment  objectives and policies of each Portfolio is found in the Prospectus.  More detailed  information about the  investment  objectives,  policies,  risks,  costs and  management of the  Portfolios  are found in the  prospectuses  and statements of  additional  information  for the  Portfolios.  Also included in such  information  is the  investment  policy of each
Portfolio  regarding the acceptable  ratings by recognized  rating  services for bonds and other debt  obligations.  There can be no guarantee that any Portfolio will meet its investment objectives.

Each  underlying  mutual fund is registered  under the  Investment  Company Act, as amended,  as an open-end  management  investment company.  Each  underlying  mutual  fund  thereof  may or may not be  diversified  as defined in the  Investment  Company  Act.  The trustees or directors,  as applicable,  of an underlying mutual fund may add, eliminate or substitute  portfolios from time to time.
Generally,  each portfolio  issues a separate  class of shares.  Shares of the  underlying  mutual fund  portfolios are available to separate accounts of life insurance  companies offering variable annuity and variable life insurance  products.  The shares may also be made available,  subject to obtaining all required  regulatory  approvals,  for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other  portfolios  available by creating new  Sub-accounts.  Additionally,  new  portfolios may be made available by the creation of new  Sub-accounts  from time to time.  Such a new portfolio may be disclosed in its prospectus.  However,  addition of a portfolio  does not require us to create a new  Sub-account  to invest in that  portfolio.  We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American  Skandia Life Assurance  Corporation  Separate  Account D, also referred to as "Separate  Account D", was established by us pursuant to Connecticut law. During the accumulation  phase,  assets  supporting our obligations based on Fixed Allocations are held in Separate  Account D. Such  obligations are based on the fixed interest rates we credit to Fixed  Allocations and the terms of the
Annuities.  These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate  Account D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An Annuity  Owner who allocates a portion of their Account  Value to Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely to us. We retain  the risk that the value of the  assets in
Separate  Account D may drop below the reserves and other  liabilities we must maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities we must maintain in relation to the annuities  supported by such assets,  we will transfer  assets from our general  account to Separate  Account D to make up the  difference.  We have the right to transfer to our  general  account any assets of Separate  Account D in excess of such  reserves  and other  liabilities.  We maintain  assets in
Separate Account D supporting a number of annuities we offer.

We currently employ  investment  managers  retained to manage the assets maintained in Separate Account D. Each manager we employ is responsible  for  investment  management  of a different  portion of  Separate  Account D. From time to time  additional  investment managers  may be employed or  investment  managers may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain..

We operate Separate Account D in a fashion designed to meet the obligations  created by Fixed  Allocations.  Factors affecting these operations include the following:

1.       The State of New York,  which is one of the  jurisdictions  in which we are licensed to do business,  requires that we meet certain  "matching"  requirements.  These  requirements  address  the  matching  of the  durations  of the assets  with the durations of  obligations  supported by such assets.  We believe  these  matching  requirements  are designed to control an insurer's  ability to risk investing in long-term  assets to support short term interest rate  guarantees.  We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2.       We employ an investment  strategy designed to limit the risk of default.  Some of the guidelines of our current  investment strategy for Separate Account D include, but are not limited to, the following:

a.       Investments   may  include  cash;  debt   securities   issued  by  the  United  States   Government  or  its  agencies  and
              instrumentalities;  money market  instruments;  short,  intermediate  and  long-term  corporate  obligations;  private placements; asset-backed obligations; and municipal bonds.

b.       At the time of purchase,  fixed income  securities will be in one of the top four generic  lettered rating  classifications as established  by a nationally  recognized  statistical  rating  organization  ("NRSRO") such as Standard & Poor's or
              Moody's Investor Services, Inc.

We are not  obligated to invest  according  to the  aforementioned  guidelines  or any other  strategy  except as may be required by
Connecticut and other state insurance laws.

3.       The assets in Separate Account D are accounted for at their market value, rather than at book value.

4.       We are  obligated  by law to  maintain  our  capital  and  surplus,  as well as our  reserves,  at the levels  required  by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing,  Incorporated  ("ASM"), a wholly-owned  subsidiary of ASI, is the distributor and principal  underwriter of the Annuity  described in the Prospectus and Statement of Additional  Information.  American  Skandia Life Assurance  Corporation
and American Skandia  Investment  Services,  Incorporated  ("ASISI"),  the investment manager of American Skandia Trust and American
Skandia  Advisor Funds,  Inc., are also  wholly-owned  subsidiaries of ASI.  American  Skandia  Information  Services and Technology
Corporation  ("ASIST"),  also a wholly-owned  subsidiary ASI, is a service company that provides systems and information services to
American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the  distributor  of a number of annuity  and life  insurance  products  we offer and both  American  Skandia  Trust and
American Skandia Advisor Funds,  Inc., a family of retail mutual funds. ASM also acts as an introducing  broker-dealer  through whom it receives a portion of brokerage  commissions in connection  with purchases and sales of securities held by Portfolios of American
Skandia Trust which are offered as Sub-accounts under the Annuity.

ASM's principal  business address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as a broker-dealer  under the Securities and Exchange Act of 1934 ("Exchange  Act") and is a member of the National  Association of Securities  Dealers,  Inc.
("NASD").

The Annuity is offered on a continuous  basis.  ASM enters into  distribution  agreements with  independent  broker-dealers  who are registered  under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration.  Applications for the Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation  is paid to firms on sales of the Annuity  according  to one or more  schedules.  The  individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  may be payable  based on a percentage of Purchase  Payments  made,  up to a maximum of 2.0%.  Ongoing  compensation  of up to 1.00% per year of the Account  Value is also payable.  We may also provide  compensation for providing  ongoing service to you in relation to the Annuity.  Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  firms may receive  separate  compensation  or  reimbursement  for,  among other things,  training of sales  personnel, marketing or other services they provide to us or our affiliates.  We or ASM may enter into  compensation  arrangements with certain firms.  These  arrangements  will not be offered to all firms and the terms of such  arrangements may differ between firms. Any such compensation  will be paid by us or ASM and will not result in any additional  charge to you. To the extent  permitted by NASD rules and other  applicable laws and  regulations,  ASM may pay or allow other  promotional  incentives or payments in the form of cash or other compensation.

ASLAC pays ASM an  underwriting  commission for its role as principal  underwriter/distributor  of all variable  insurance  products issued by ASLAC.  ASM is  responsible  for payment of  commissions to the  broker-dealer  firms who are the ultimate  sellers of the product.  ASM does not retain any  underwriting  commissions.  For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal  underwriter/distributor  has been: 2000: $355,445,427;  1999: $296,723,325;  1998:
$184,371,068.

HOW PERFORMANCE DATA IS CALCULATED

We may advertise the  performance of  Sub-accounts  using two types of measures.  These measures are "current and effective  yield", which may be used for money market-type  Sub-accounts (like the AST Money Market Sub-account) and "total return",  which may be used with other types of Sub-accounts.

The following descriptions provide details on how we calculate these measures for Sub-accounts.

Current and Effective Yield
---------------------------
The current yield of a money  market-type  Sub-account is calculated based upon the previous  seven-day period ending on the date of calculation.  The current yield of such a Sub-account is computed by determining  the change  (exclusive of capital  changes) in the
Account Value of a hypothetical  pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical  Allocation") having a balance of one Unit at the beginning of the period,  subtracting  a  hypothetical  maintenance  fee, and dividing such net change in the Account Value of the Hypothetical  Allocation by the Account Value of the  Hypothetical  Allocation at the beginning of the same period to obtain the base period return,  and  multiplying the result by (365/7).  The resulting  figure will be carried to at least the nearest l00th of one percent.

We compute  effective  compound  yield for a money  market-type  Sub-account  according  to the method  prescribed  by the SEC.  The effective  yield reflects the  reinvestment  of net income earned daily on assets of such a Sub-account.  Net investment  income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

Shown below are the current and effective  yields for a hypothetical  contract.  The yield is calculated based on the performance of the AST Money Market  Sub-account  during the last seven days of the calendar  year ending prior to the date of the  Prospectus  and the Statement of Additional  Information.  At the beginning of the seven day period, the hypothetical  contract had a balance of one
Unit. The current and effective  yields reflect the recurring  asset-based  charge  deducted  against the  Sub-account.  Please note that current and  effective  yield  information  will  fluctuate.  This  information  may not provide a basis for  comparisons  with deposits in banks or other  institutions  which pay a fixed yield over a stated period of time, or with  investment  companies which do not serve as underlying funds for variable annuities.

*Note: The AST Money Market Sub-account of Separate Account B (Class 9) had not yet commenced operations as of the date of this
Prospectus and Statement of Additional Information.  Therefore, there is no Current and Effective Yield available for the
Sub-account.

                      Sub-account                       Current Yield                     Effective Yield
                      -----------                       -------------                     ---------------
                   AST Money Market                         N/A*                               N/A*

Total Return
------------
Total return for the other, non-money market-type Sub-accounts is computed by using the formula:

                                                           P(1+T)n = ERV

                                                               where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account  Value of the  hypothetical  $1,000  payment as of the end of the period over which total return is being measured.

We may advertise the  performance  of the  underlying  mutual fund  portfolios in the form of "Standard"  and  "Non-standard"  Total
Returns.  "Standard Total Return" figures assume a hypothetical  initial  investment of $1,000 allocated to a Sub-account during the most recent one, five and ten year periods (or since the inception  date that the  Portfolio has been offered as a  Sub-account,  if less).  "Standard  Total Return" figures assume that the Insurance  Charge and the Annual  Maintenance Fee are deducted and that the
Annuity is  surrendered at the end of the applicable  period.  Since the Annuity does not deduct a Contingent  Deferred Sales Charge upon surrender,  no such charge is deducted when  calculating  Standard Total Returns.  "Non-standard  Total Return" figures include any  performance  figures that do not meet the SEC's rules for Standard Total Returns.  "Non-standard  Total Return"  figures may be used that do not  reflect  all fees and  charges.  Non-standard  Total  Returns are  calculated  in the same manner as  standardized returns.  Non-standard  Total  Returns  may also assume that the Annual  Maintenance  Fee does not apply due to the average  Account
Value being greater than $100,000,  where the charge is waived.  Standard and  Non-standard  Total Returns will not reflect  charges that apply to either Optional Death Benefit.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the  underlying  Portfolios  existed  prior to the  inception  of these  Sub-accounts.  Performance  quoted  in  advertising regarding  such  Sub-accounts  may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial offering of the Annuities,  or periods  during which the  Portfolios  have been in existence,  but the  Sub-accounts  have not. Such hypothetical  performance is calculated using the same assumptions  employed in calculating  actual  performance  since inception of the  Sub-accounts.  Hypothetical  historical  performance of the  underlying  mutual fund  portfolios  prior to the existence of the
Sub-accounts may only be presented as Non-Standard Total Returns.

As described in the Prospectus,  Annuities may be offered in certain  situations in which the Annual  Maintenance Fee or the portion of the Insurance  Charge for  administrative  costs may be eliminated or reduced.  Advertisements  of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Separate Account B (Class 9 Sub-accounts) had not yet commenced operations as of the date of this Prospectus and Statement of
Additional Information.  Therefore, there is no prior performance for any of the applicable Portfolios and/or the corresponding
Sub-accounts.

Some of the Portfolios may be subject to an expense  reimbursement  or waiver that, in the absence of such  reimbursement or waiver, would reduce the Portfolio's performance.

The performance  quoted in any advertising  should not be considered a  representation  of the performance of these  Sub-accounts in the future since  performance is not fixed or guaranteed in any way. Actual  performance  will depend on the type,  quality and, for some of the  Sub-accounts,  the maturities of the investments held by the Portfolios and upon prevailing  market  conditions and the response of the  investment  manager of the Portfolios to such  conditions.  Actual  performance  will also depend on changes in the expenses of the Portfolios.  In addition, the amount of charges against each Sub-account will affect performance.

The  performance  information  may be useful in reviewing and comparing the  performance  of the  Sub-accounts,  and for providing a basis for  comparison  with  Sub-accounts  offered  under  other  annuities.  This  performance  information  may be less  useful in providing a basis for  comparison  with other  investments  that  neither  provide some of the  benefits of such  annuities  nor are treated in a similar fashion under the Code.

HOW THE UNIT PRICE IS DETERMINED

For each  Sub-account  the initial Unit Price was $10.00.  The Unit Price for each  subsequent  period is the net investment  factor for that  period,  multiplied  by the Unit Price for the  immediately  preceding  Valuation  Period.  The Unit Price for a Valuation
Period applies to each day in the period.  The net investment  factor is an index that measures the investment  performance  of, and charges assessed  against,  a Sub-account  from one Valuation  Period to the next. The net investment  factor for a Valuation Period is: (a) divided by (b), less (c) where:

a.       is the net result of:

1.       the net asset value per share of the Portfolio shares held by that  Sub-account at the end of the current  Valuation Period plus the per share  amount of any  dividend or capital  gain  distribution  declared  and unpaid  (accrued) by the
                  Portfolio; plus or minus

2.       any per share charge or credit  during the  Valuation  Period as a provision  for taxes  attributable  to the  operation or maintenance of that Sub-account.

b.       is the net result of:

1.       the net asset  value per share of the  Portfolio  shares held by that  Sub-account  at the end of the  preceding  Valuation
                  Period plus the per share  amount of any dividend or capital gain  distribution  declared and unpaid  (accrued) by the Portfolio; plus or minus
2.       any per share  charge or credit  during  the  preceding  Valuation  Period as a  provision  for taxes  attributable  to the operation or maintenance of that Sub-account.

c.       is the Insurance Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted  accounting  practices and applicable laws and regulations.  The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued.  We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period.  Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest  applicable  during the various  Guarantee  Periods  offered.  Declared rates are effective  annual rates of interest.  The rate of interest  applicable to a Fixed  Allocation is the one in effect when its Guarantee  Period  begins.
The rate is guaranteed  throughout the Guarantee  Period.  We inform you of the interest rate applicable to a Fixed  Allocation,  as well as its Maturity Date,  when we confirm the  allocation.  We declare  interest rates  applicable to new Fixed  Allocations  from time-to-time.  Any new Fixed  Allocation  in an existing  Annuity is credited  interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest  rates we credit are subject to a minimum.  We may declare a higher  rate.  The minimum is based on both an index and a
                                                                                                                         -----
reduction to the interest rate determined according to the index.
---------

The  index is based on the  published  rate for  certificates  of  indebtedness  (bills,  notes or bonds,  depending  on the term of
     -----
indebtedness)  of the United  States  Treasury at the most recent  Treasury  auction held at least 30 days prior to the beginning of the applicable  Fixed  Allocation's  Guarantee  Period.  The term (length of time from issuance to maturity) of the  certificates of indebtedness  upon  which  the  index  is  based  is the  same as the  duration  of the  Guarantee  Period.  If no  certificates  of indebtedness  are available for such term,  the next shortest  term is used.  If the United  States  Treasury's  auction  program is discontinued,  we will  substitute  indexes which in our opinion are  comparable.  If required,  implementation  of such  substitute indexes  will be subject to  approval  by the SEC and the  Insurance  Department  of the  jurisdiction  in which  your  Annuity  was delivered.  (For Annuities  issued as certificates of  participation  in a group  contract,  it is our expectation  that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).
    ---------

Where required by the laws of a particular  jurisdiction,  a specific minimum interest rate,  compounded  yearly,  will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE  INTEREST  RATES WE CREDIT  NEW FIXED  ALLOCATIONS  AT ANY TIME.  Any such  change  does not have an impact on the rates applicable to Fixed  Allocations with Guarantee  Periods that began prior to such change.  However,  such a change will affect the MVA.

We have no specific  formula for  determining  the interest rates we declare.  Rates may differ between classes and between types of annuities we offer,  even for  guarantees of the same duration  starting at the same time. We expect our interest rate  declarations for Fixed  Allocations  to reflect the  returns  available  on the type of  investments  we make to support  the various  classes of annuities  supported by the assets in Separate Account D. However,  we may also take into  consideration  in determining  rates such factors  including,  but not limited to, the  durations  offered by the  annuities  supported  by the assets in Separate  Account D, regulatory  and tax  requirements,  the  liquidity  of the  secondary  markets  for the type of  investments  we make,  commissions, administrative  expenses,  investment  expenses,  our insurance risks in relation to Fixed Allocations,  general economic trends and competition.  OUR  MANAGEMENT  MAKES THE FINAL  DETERMINATION  AS TO INTEREST  RATES TO BE CREDITED.  WE CANNOT PREDICT THE RATES WE
WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment
--------------------------------------------
The market  value  adjustment  ("MVA")  is used to  determine  the  Account  Value of each Fixed  Allocation.  The  formula  used to determine  the MVA is applied  separately  to each Fixed  Allocation.  Values and time  durations  used in the formula are as of the date the Account Value is being determined.  Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:
|X|      "Strips"  are a form of  security  where  ownership  of the  interest  portion of United  States  Treasury  securities  are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and government debt  securities of comparable  duration.  We currently use the Merrill Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

                                                    [(1+I) / (1+J+0.0010)]N/365
                                                               where:

                  I is the Strip Yield as of the start date of the Guarantee  Period for coupon Strips  maturing at the end of the  applicable  Guarantee  Period plus the  Option-adjusted  Spread.  If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the applicable  Guarantee Period plus the  Option-adjusted  Spread. If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

No MVA  applies in  determining  a Fixed  Allocation's  Account  Value on its  Maturity  Date.  The  formula may also be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective  of the above,  we apply  certain  formulas to  determine  "I" and "J" when we do not offer  Guarantee  Periods  with a duration equal to the Remaining Period.  These formulas are as follows:

1.       If we offer  Guarantee  Periods to your  class of  Annuities  with  durations  that are both  shorter  and longer  than the
         Remaining  Period,  we interpolate a rate for "J" between our then current  interest  rates for Guarantee  Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

2.       If we no longer offer  Guarantee  Periods to your class of Annuities  with  durations that are both longer and shorter than the  Remaining  Period,  we determine  rates for "J" and, for purposes of  determining  the MVA only,  for "I" based on the
         Moody's  Corporate  Bond Yield Average - Monthly  Average  Corporates  (the  "Average"),  as published by Moody's  Investor
         Services,  Inc.,  its  successor,  or an  equivalent  service  should such Average no longer be  published by Moody's.  For determining  I, we will use the  Average  published  on or  immediately  prior to the  start  of the  applicable  Guarantee
         Period.  For  determining  J, we will use the Average for the Remaining  Period  published on or  immediately  prior to the date the MVA is calculated.

No MVA applies in  determining a Fixed  Allocation's  Account Value on its Maturity  Date,  and,  where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee  Period with a duration  equal to the number of years  remaining in a
Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current  Rates are expected to be sensitive to interest rate  fluctuations,  thereby  making each MVA equally  sensitive to such changes.  There would be a downward  adjustment  when the  applicable  Current Rate plus 0.10  percent of interest  exceeds the rate credited to the Fixed  Allocation and an upward  adjustment  when the applicable  Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We  reserve  the right,  from time to time,  to  determine  the MVA using an  interest  rate  lower  than the  Current  Rate for all transactions  applicable  to a class of Annuities.  We may do so at our sole  discretion.  This would benefit all such  Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights
-------------
You have voting rights in relation to Account Value  maintained  in the  Sub-accounts.  You do not have voting rights in relation to
Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts  invest in the manner directed by Owners.  Owners give  instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares  attributable  to assets  held in the  Sub-accounts  solely for us rather  than on behalf of Owners,  or any share as to which we have not received  instructions,  in the same manner and  proportion  as the shares for which we have  received instructions.  We will do so separately for each  Sub-account  from various  classes of the Separate  Account that may invest in the same Portfolio.

The number of votes for a Portfolio  will be  determined  as of the record date for such  underlying  mutual  fund or  portfolio  as chosen by its board of trustees or board of  directors,  as  applicable.  We will  furnish  Owners with proper  forms and proxies to enable them to instruct us how to vote.

You may  instruct  us how to vote on the  following  matters:  (a)  changes  to the  board of  trustees  or board of  directors,  as applicable;  (b) changing the independent  accountant;  (c) any change in the fundamental  investment  policy;  (d) any other matter requiring  a vote of the  shareholders;  and (e)  approval  of changes to the  investment  advisory  agreement  or adoption of a new investment  advisory  agreement.  American  Skandia Trust (the "Trust") has obtained an exemption  from the  Securities and Exchange
Commission that permits its investment adviser,  American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of  Trustees  of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new  sub-advisory  agreements, without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the  Trustees.  The Trust is  required,  under the terms of the  exemption,  to  provide  certain information to shareholders following these types of changes.

With respect to approval of changes to the investment  advisory  agreement,  approval of a new investment  advisory agreement or any change in fundamental  investment policy, only Owners maintaining Account Value as of the record date in a Sub-account  investing in the applicable  underlying  mutual fund portfolio will instruct us how to vote on the matter,  pursuant to the  requirements of Rule
18f-2 under the Investment Company Act.

Modification
------------
We reserve the right to do any or all of the following:  (a) combine a Sub-account  with other  Sub-accounts;  (b) combine  Separate
Account B or a portion of it with other "unitized"  separate  accounts;  (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations;  (d) combine Separate Account D with other  "non-unitized"  separate accounts;  (e) deregister  Separate
Account B under the Investment  Company Act; (f) operate Separate Account B as a management  investment company under the Investment
Company Act or in any other form permitted by law; (g) make changes  required by any change in the Securities  Act, the Exchange Act or the  Investment  Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code;  (i)
make changes required by any change in other Federal or state laws relating to retirement  annuities or annuity  contracts;  and (j)
discontinue offering any Sub-account at any time.

Also,  from time to time,  we may make  additional  Sub-accounts  available to you.  These  Sub-accounts  will invest in  underlying mutual funds or  portfolios  of  underlying  mutual  funds we believe to be suitable  for the Annuity.  We may or may not make a new
Sub-account  available to invest in any new portfolio of one of the current  underlying mutual funds should such a portfolio be made available to Separate Account B.

We may  eliminate  Sub-accounts,  combine  two or more  Sub-accounts  or  substitute  one or more  new  underlying  mutual  funds or portfolios for the one in which a Sub-account is invested.  Substitutions  may be necessary if we believe an underlying  mutual fund or  portfolio no longer suits the purpose of the  Annuity.  This may happen due to a change in laws or  regulations,  or a change in the investment  objectives or  restrictions  of an underlying  mutual fund or portfolio,  or because the  underlying  mutual fund or portfolio is no longer  available  for  investment,  or for some other  reason.  We would obtain prior  approval  from the insurance department  of our state of domicile,  if so required by law,  before  making such a  substitution,  deletion or  addition.  We also would  obtain  prior  approval  from the SEC so long as required  by law,  and any other  required  approvals  before  making such a substitution, deletion or addition.

We reserve the right to transfer  assets of Separate  Account B, which we determine to be associated  with the class of contracts to which your Annuity  belongs,  to another  "unitized"  separate  account.  We also  reserve the right to transfer  assets of Separate
Account D which we determine to be associated with the class of contracts to which your annuity belongs,  to another  "non-unitized"
separate  account.  We will  notify you (and/or any payee  during the payout  phase) of any  modification  to your  Annuity.  We may endorse your Annuity to reflect the change.

Deferral of Transactions
------------------------
We may defer any  distribution or transfer from a Fixed  Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period  permitted by law. If we defer a  distribution  or transfer from any Fixed  Allocation  or any annuity  payment for more than thirty days,  or less where  required by law, we pay interest at the minimum rate required by law but not less than 3%
or at  least  4% if  required  by your  contract,  per  year on the  amount  deferred.  We may  defer  payment  of  proceeds  of any distribution  from any  Sub-account or any transfer from a Sub-account  for a period not to exceed 7 calendar days from the date the transaction  is  effected.  Any  deferral  period  begins  on the date such  distribution  or  transfer  would  otherwise  have been transacted.

All procedures,  including  payment,  based on the valuation of the  Sub-accounts  may be postponed  during the period:  (1) the New
York Stock  Exchange is closed (other than  customary  holidays or weekends) or trading on the New York Stock Exchange is restricted as  determined  by the SEC; (2) the SEC permits  postponement  and so orders;  or (3) the SEC  determines  that an emergency  exists making valuation or disposal of securities not reasonably practical.

Misstatement of Age or Sex
--------------------------
If there has been a misstatement  of the age and/or sex of any person upon whose life annuity  payments or the minimum death benefit are based, we make  adjustments to conform to the facts. As to annuity  payments:  (a) any  underpayments  by us will be remedied on the next payment  following  correction;  and (b) any  overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer
----------------
We may limit or discontinue offering Annuities.  Existing Annuities will not be affected by any such action.

Annuitization

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments,  variable  payments or adjustable  payments.  Fixed options  provide the same amount with each  payment.  Variable  options  generally  provide a payment which may increase or decrease depending on the investment  performance of the Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options  provide a fixed payment that is periodically  adjusted based on current  interest rates.
We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity,  or at a later date,  you may choose an Annuity Date,  an annuity  option and the frequency of annuity payments.  You may change your  choices up to 30 days before the Annuity  Date.  A maximum  Annuity Date may be required by law. Any change to these  options  must be in  writing.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to  Beneficiaries  who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

The variable  annuity payment options are described in greater detail in a separate  prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this  section) is the person or persons  upon whose life annuity  payments are based.  No  additional  annuity  payments are made after the death of the key life.  Since no minimum  number of  payments is  guaranteed,  this  option  offers the largest  amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one payment will be payable if the death of the key life occurs before the date the second  payment was due, and no other  payments nor death  benefits  would be payable.  This option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint lifetime of two key lives, and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the survivor's death. No minimum number of payments is  guaranteed  under this option.  It is possible  that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other  payments or death benefits would be payable.  This option is  currently  available  on a fixed or  variable  basis.  Under this  option,  you cannot make a partial or full  surrender  of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable  until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10, or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such period.  This option is  currently  available on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value
(if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain  Period:  Under this option,  income is payable  periodically  for a specified  number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the Beneficiary to the end of such period.  Note that under this option,  payments are not based on any  assumptions  of life  expectancy.  Therefore,  that portion of the Insurance  Charge assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable  Payments for Life with a Cash Value:  Under this  option,  benefits  are payable  periodically  until the death of the key life.  Benefits may  increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also varies with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile investment  performance so that negative investment  performance does not automatically  result in a decrease in the annuity payment each month,  and positive  investment  performance does not  automatically  result in an increase in the annuity payment each month.
The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the
Beneficiary  in a lump sum or as periodic  payments.  Under this option,  you can request  partial or full  surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments  for Life with a Cash Value and  Guarantee:  Under this  option,  benefits  are payable as described in Option 5;
except that,  while the key life is alive, the annuity payment will not be less than a guaranteed  amount,  which generally is equal
------
to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.  Under this  option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity  Payment is payable  monthly on the Annuity  Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month.  The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments
If you choose to receive fixed annuity  payments,  you will receive equal  fixed-dollar  payments  throughout the period you select.
The amount of the fixed payment will vary  depending on the annuity  payment  option and payment  frequency  you select.  Generally, the first annuity payment is determined by multiplying  the Account Value upon the Annuity Date,  minus any state premium taxes that may apply,  by the factor  determined  from our table of annuity  rates.  The table of annuity  rates  differs  based on the type of annuity  chosen and the  frequency  of  payment  selected.  Our rates  will not be less than our  guaranteed  minimum  rates.  These guaranteed  minimum  rates are derived from the 2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation,  such annuity table will have rates that do not differ  according to the gender of the key life.  Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different  types of variable  annuity payment  options.  The first annuity payment will be calculated  based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make  annuity  payments.  You will not receive  annuity payments  until you choose an AIR. The remaining  annuity  payments will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR as well as other  factors  described  below.  The greater the AIR,  the  greater the first  annuity  payment.  A higher  AIR may result in  smaller  potential  growth in the  annuity  payments.  A lower AIR  results  in a lower  initial  annuity payment.  Within payment options 1-3, if the  Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments  will be the same as the  first  annuity  payment.  If the  Sub-accounts  you  choose  perform  better  than the AIR,  then subsequent  annuity  payments  will be higher  than the first.  If the  Sub-accounts  you choose  perform  worse than the AIR,  then subsequent  annuity  payments will be lower than the first.  Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable  period of time during which  annuity  payments  will be made whether or not the  Annuitant is still alive are adjusted based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

         Options 1-3:
         Under Options 1, 2 and 3, annuity  payments are payable for the life of the  Annuitant,  for a Certain  Period,  or for the life of the Annuitant  and a Certain  Period.  Annuity  payments  terminate  when the Annuitant  dies,  the Certain  Period chosen ends, or upon the Inheritance Date if a lump sum death benefit is payable.

         Your  Account  Value on the Annuity Date will be used to purchase  Units.  We will  determine  the number of Units based on the Account Value reduced by any  applicable  premium tax, the length of any Certain  Period,  the payout option  selected, and the Unit Value of the  Sub-accounts  you initially  selected on the Annuity Date.  The number of Units also will depend on the  Annuitant's  age and gender  (where  permitted by law) if Annuity  Payments are due for the life of the  Annuitant.
         Other than to fund  Annuity  Payments,  the  number of Units  allocated  to each  Sub-account  will not  change  unless you transfer among the Sub-accounts or make a withdrawal (if allowed).

         We calculate your Annuity  Payment Amount on each Monthly  Processing  Date by multiplying the number of Units scheduled to be redeemed under the Schedule of Units for each  Sub-account  and multiplying  them by the Unit Value of each  Sub-account on such date. This calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations will equal the amount of your Annuity Payment Amount.

         You can select one of three AIRs for these options: 3%, 5% or 7%.

         Options 5 & 6:
         Annuity  payment  Options 5 and 6 attempt to cushion the Annuity  Payment  Amount from the immediate  impact of Sub-account performance  through a "stabilization"  process.  This means that positive market  performance will not always increase the
         Annuity  Payment  Amount,  and negative  market  performance  will not always  decrease  the Annuity  Payment  Amount.  The stabilization  process  adjusts the length of the Inheritance  Period while  generally  maintaining a level Annuity Payment
         Amount.  When values  under the Annuity  exceed a trigger,  then an  Adjustment  is made to  increase  the Annuity  Payment
         Amount and decrease the Cash Value and the Inheritance Period.  Adjustments do not change the Income Base.

         KEY TERMS

         Adjustment is a change to the benefits that occur if, on an Annuity Payment Date, the Cash Value Trigger is exceeded.

         Annuity Date is the date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

         Annuity  Factors are factors we apply to determine the Schedule of Units.  Annuity Factors  reflect  assumptions  regarding the costs we expect to bear in  guaranteeing  payments  for the lives of the  Annuitants  and will depend on the  Benchmark
         Rate, the Inheritance Period, the Annuitant's attained age and where permitted by law, gender.

         Annuity  Payment Date is the date each month  annuity  payments are payable.  This date is the same day of the month as the
         Annuity  Date which may be any date chosen by you between the 1st and the 28th day of the month.  The Annuity  Payment Date may not be changed on or after the Annuity Date.

         Benchmark  Rate is an assumed  rate of return used in  determining  the  Annuity  Factors  and the  Schedule of Units.  The
         Benchmark  Rate for Annuity  Option 5 is currently  4%. The  Benchmark  Rate for Annuity  Option 6 is currently  3%. We may use a different rate for different  classes of purchasers.  The Benchmark  Rate is set forth in the  supplemental  contract material which you receive upon annuitization.

         Cash Value Trigger is an amount we use to determine  whether an  Adjustment  must be made to your  Annuity's  annuitization values  following  the Annuity  Date.  The initial Cash Value  Trigger is a percentage  of the Account Value on the Annuity
         Date (generally 85% of such amount),  and is always equal to the Cash Value of the contract on the  Annuitization  Date. We reserve the right to change the Cash Value Trigger at any time.

         Income Base is the value of each allocation to a Sub-account,  plus any earnings and any adjustments  made based on whether the  Annuitant(s)  is alive  and/or  less any  losses,  distributions,  and  charges  thereon.  Income  Base is  determined separately  for each  Sub-account,  and then  totaled to  determine  the Income Base for your  Annuity.  The Income Base is always more than the Cash Value.

         Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary.  If there are joint Annuitants, the
         Inheritance Date refers to the death of the last surviving Annuitant.

         Inheritance  Period is a variable  period of time during which  annuity  payments  are due whether or not the  Annuitant is still alive.  The Inheritance Period is represented in months or partial months.

         Schedule of Units is a schedule for each  Sub-account  of how many Units are  expected to fund your annuity  payments as of each  Annuity  Payment  Date.  The  schedule  initially  is assigned on the Annuity Date and is based on the portion of the
         Account Value on the Annuity Date you allocate to a Sub-account,  the Benchmark  Rate, and Annuity  Factors.  Subsequently,
         the Schedule of Units is adjusted for transfers, Adjustments, or partial surrenders.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option provides  guaranteed  payments for life, a cash value for the Annuitant  (while alive) and a variable period of time during which  annuity  payments  will be made whether or not the  Annuitant is still alive.  We calculate  the initial
                                                                                                                             -------
         annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units by the Unit
         Values  determined  on the Annuity  Date.  The  schedule of units is  established  for each  Sub-account  you choose on the
         Annuity  Date based on the  applicable  benchmark  rate,  meaning the AIR,  and the annuity  factors.  The annuity  factors reflect our assumptions  regarding the costs we expect to bear in guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate, the annuitant's  attained age and gender (where  permitted).  Unlike variable  payments
         (described  above)  where each  payment  can vary based on  Sub-account  performance,  this  payment  option  cushions  the immediate  impact of  Sub-account  performance  by adjusting the length of the time during which  annuity  payments will be made whether or not the  Annuitant  is alive while  generally  maintaining  a level  annuity  payment  amount.  Sub-account performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance that is less than a benchmark  rate will  generally  shorten the period.  If the period  reaches  zero and the  Annuitant  is still alive,  Annuity  Payments  continue,  however,  the annuity payment amount will vary depending on Sub-account  performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above).
         In addition to the  stabilization  feature,  this option also  guarantees that variable  annuity  payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available.  Adjustable  annuity payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity  payments.  The  adjustment in the annuity  payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

         HOW ANNUITIZATION WORKS FOR OPTIONS 5 & 6:

         Initial Annuity Payment
         The initial  annuity  payment  amount is  calculated  based on the Schedule of Units  multiplied  by the Unit Values on the
         Annuity Date.  We calculate  this value upon  annuitization  and this is the amount  payable on the first  Annuity  Payment
         Date.

         Subsequent Annuity Payments
         The amount of subsequent  annuity  payments are  determined  one month in advance.  On the Annuity  Payment Date,  based on your current  allocations,  we calculate the  Inheritance  Period and the Cash Value.  We calculate these initial values as follows:

|X|      The  Inheritance  Period is first  reduced by one month  (because  one monthly  period has passed)  and then  increased  or
              -------------------
              decreased to reflect the difference  between the value of the Units to be redeemed to fund the stable annuity  payment amount  and the value of the Units in the  Schedule  of Units.  Generally,  if  Sub-account  performance  exceeds  the
              Benchmark  Rate, then the Inheritance  Period will decrease less than one month,  while if Sub-account  performance is less than the Benchmark  Rate,  the  Inheritance  Period will decrease more than one month.  Monthly  annuity  payment amounts are stabilized while the Inheritance Period absorbs the immediate impact of market volatility.

|X|      The Cash Value is determined based on the new Inheritance Period and the current Unit Values.
             ----------

         The next annuity  payment  amount on each Annuity  Payment  Date will depend on whether the  Inheritance  Period is greater than or equal to zero and whether the Cash Value Trigger has been exceeded.

         Inheritance Period Greater Than Zero
         Cash Value Trigger not exceeded
         If the Cash Value Trigger has not been  exceeded  then we do not make an  adjustment.  The next annuity  payment  amount is
                                       ---
         equal to the then current annuity payment amount.  The  Inheritance  Period and the Cash Value initially  calculated  above are established.  The stabilization process maintains a level annuity payment amount.

         Cash Value Trigger exceeded
         If the Cash Value  Trigger has been exceeded  then we make an  adjustment.  The Cash Value of the Annuity is adjusted to be equal to the Cash Value  Trigger and the  Inheritance  Period is  decreased.  The Schedule of Units is revised to reflect a higher  Annuity  Payment Amount to be paid on the next Annuity  Payment Date.  Adjustments do not change the Income Base of the Annuity.  The revised  annuity  payment amount  becomes the new stabilized  payment amount until there is an adjustment or the Inheritance Period becomes equal to zero.

         Inheritance Period Equal To Zero
         If the Inheritance  Period is equal to zero, the Annuity in the annuitization  phase does not have any Cash Value.  Annuity
         Payments will continue until the Inheritance Date;  however,  the annuity payment amount may fluctuate each Annuity Payment
         Date with changes in Unit Values.  The next annuity  payment amount is established  equal to the number of Units  scheduled to be paid under the Schedule of Units multiplied by the current Unit Values.

------------------------------------------------------------------------------------------------------------------------------------
         If you have selected  annuity  payment option 6, the Optional  Guarantee  Feature,  the annuity  payment amount will not be less than the initial guaranteed annuity payment amount.
------------------------------------------------------------------------------------------------------------------------------------

         Can I change the Cash Value Trigger?
         Unless you have  selected  annuity  payment  option 6, you can adjust the Cash  Value  Trigger to 25%,  50%,  or 75% of the original Cash Value Trigger on any Annuity Payment Date.

         Reducing  the Cash Value  Trigger  increases  the  likelihood  that your annuity  payment  amount will  increase.  However, reducing  the Cash Value  Trigger may also  result in using more Units to generate  the larger  monthly  payment.  This can also decrease the  Inheritance  Period more rapidly to support the higher  Annuity  Payment  Amount during  periods of poor market  performance,  which may effect the stability of future annuity  payments.  Any adjustment to the Cash Value Trigger is permanent  although you may  continue to decrease the trigger in the future to 25% of the original  Cash Value  Trigger.
         If you have selected Annuity Payment Option 6, the Cash Value Trigger is set as of the Issue Date, and may NOT be changed.

         Can you illustrate how annuity payments are made?
         Shown below are examples of annuity  payment option 5 under different  hypothetical  interest rate scenarios for a randomly chosen male and female aged 65 with a 4% Benchmark  Rate, and $50,000  Account Value on the Annuity Date.  These values are illustrative only and are hypothetical.

      ---------------------------------------------------------------------------------------------------------------------
                                                            Male Age 65, 4% Benchmark Rate,
                                                         $50,000 Account Value on Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of    Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
              Return           Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 278.96      211.32   $ 50,000    $ 42,500    $ 278.96      132.90    $ 34,857   $ 24,404
                4%                278.96      211.32     50,000      42,500      278.96      156.83      41,916     32,503
                6%                278.96      211.32     50,000      42,500      278.96      166.53      45,789     36,713
                8%                278.96      211.32     50,000      42,500      278.96      175.13      49,903     41,083
               10%                278.96      211.32     50,000      42,500      299.05      161.47      53,912     42,500
               12%                278.96      211.32     50,000      42,500      322.34      142.75      57,988     42,500

      ---------------------------------------------------------------------------------------------------------------------
       Hypothetical Rate of                Beginning Year 10                              Beginning Year 20
              Return
                             ----------------------------------------------------------------------------------------------
                               Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
                               Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 175.01        0.00   $ 21,173         $ 0    $ 104.26        0.00     $ 8,332        $ 0
                4%                278.96       65.92     31,224      14,753      219.83        0.00      17,567          0
                6%                278.96      118.14     39,816      28,948      278.96       44.25      26,839     12,990
                8%                278.96      152.19     50,118      41,912      322.81      108.15      49,512     42,500
               10%                355.11      115.47     59,303      42,500      555.16       61.30      68,412     42,500
               12%                421.98       89.98     70,418      42,500      888.48       37.19     101,564     42,500
      ---------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                                                           Female Age 65, 4% Benchmark Rate,
                                                         $50,000 Account Value of Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of    Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
              Return           Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 258.24      236.78   $ 50,000    $ 42,500    $ 258.24      144.79    $ 35,656   $ 24,173
                4%                258.24      236.78     50,000      42,500      258.24      179.86      42,775     33,347
                6%                258.24      236.78     50,000      42,500      258.24      193.11      46,680     37,896
                8%                258.24      236.78     50,000      42,500      258.54      204.14      50,826     42,500
               10%                258.24      236.78     50,000      42,500      279.62      178.24      54,810     42,500
               12%                258.24      236.78     50,000      42,500      296.48      158.15      59,069     42,500

      ---------------------------------------------------------------------------------------------------------------------
       Hypothetical Rate of                Beginning Year 10                              Beginning Year 20
              Return
                             ----------------------------------------------------------------------------------------------
                               Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
                               Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 162.01        0.00   $ 22,625         $ 0     $ 96.51        0.00     $ 8,891        $ 0
                4%                258.24       76.04     32,961      15,506      203.50        0.00      18,747          0
                6%                258.24      147.89     41,792      32,064      258.24       74.90      29,798     19,391
                8%                278.90      166.58     51,796      42,500      327.20      114.71      50,840     42,500
               10%                335.80      125.86     61,417      42,500      544.61       65.36      72,073     42,500
               12%                390.12       98.61     73,317      42,500      841.11       40.11     107,597     42,500
      ---------------------------------------------------------------------------------------------------------------------

Below are examples of annuity payment option 6 under different  hypothetical  interest rate scenarios for a randomly chosen male and female aged 65 with a 3% Benchmark Rate, and a $50,000  Account Value on Annuity Date.  These values are  illustrative  only and are hypothetical.

      ---------------------------------------------------------------------------------------------------------------------
                                                            Male Age 65, 3% Benchmark Rate,
                                                         $50,000 Account Value on Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of    Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
              Return           Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 249.37      221.37   $ 50,000    $ 42,500    $ 249.37      148.67    $ 34,550   $ 25,151
                4%                249.37      221.37     50,000      42,500      249.37      167.89      41,435     32,509
                6%                249.37      221.37     50,000      42,500      249.37      175.80      45,210     36,410
                8%                249.37      221.37     50,000      42,500      249.37      182.87      49,219     40,492
               10%                249.37      221.37     50,000      42,500      264.57      173.21      53,211     42,500
               12%                249.37      221.37     50,000      42,500      287.28      153.60      57,176     42,500

      ---------------------------------------------------------------------------------------------------------------------
       Hypothetical Rate of                Beginning Year 10                              Beginning Year 20
              Return
                             ----------------------------------------------------------------------------------------------
                               Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
                               Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 249.37        0.00   $ 20,319         $ 0    $ 249.37        0.00     $ 7,773        $ 0
                4%                249.37       82.08     30,483      16,461      249.37        0.00      16,400          0
                6%                249.37      124.93     38,634      28,285      249.37       44.13      25,015     11,687
                8%                249.37      154.02     48,349      39,902      249.37      121.50      47,150     41,888
               10%                309.45      126.69     57,540      42,500      469.02       69.38      64,353     42,500
               12%                370.41       99.14     68,044      42,500      757.89       42.21      94,439     42,500
      ---------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------
                                                           Female Age 65, 3% Benchmark Rate,
                                                         $50,000 Account Value on Annuity Date
                             ----------------------------------------------------------------------------------------------
                                            Beginning Year 1                               Beginning Year 5
                             ----------------------------------------------------------------------------------------------
       Hypothetical Rate of    Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
              Return           Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 228.98      248.47   $ 50,000    $ 42,500    $ 228.98      166.84    $ 35,323   $ 25,380
                4%                228.98      248.47     50,000      42,500      228.98      193.27      42,265     33,383
                6%                228.98      248.47     50,000      42,500      228.98      203.62      46,069     37,519
                8%                228.98      248.47     50,000      42,500      228.98      212.65      50,108     41,803
               10%                228.98      248.47     50,000      42,500      246.35      191.81      54,055     42,500
               12%                228.98      248.47     50,000      42,500      262.61      170.89      58,198     42,500

      ---------------------------------------------------------------------------------------------------------------------
       Hypothetical Rate of                Beginning Year 10                              Beginning Year 20
              Return
                             ----------------------------------------------------------------------------------------------
                               Annuity   Inheritance Income     Cash Value    Annuity   Inheritance Income Base Cash Value
                               Payment     Period       Base                  Payment     Period
                               Amount     (months)                            Amount     (months)
                0%              $ 228.98        0.00   $ 21,726         $ 0    $ 228.98        0.00     $ 8,275        $ 0
                4%                228.98       99.00     32,143      17,870      228.98        0.00      17,460          0
                6%                228.98      154.84     40,498      31,093      228.98       74.08      27,657     17,376
                8%                236.22      183.14     50,351      42,500      267.55      130.23      48,732     42,500
               10%                291.75      138.73     59,441      42,500      459.19       74.40      67,427     42,500
               12%                340.24      109.31     70,699      42,500      713.90       45.82      99,672     42,500
      ---------------------------------------------------------------------------------------------------------------------

WHAT HAPPENS WHEN THE ANNUITANT DIES?

As of the Inheritance  Date, if an Inheritance  Period exists and was never zero at any time between the death of the last surviving
Annuitant and the Inheritance  Date, we will make Annuity  Payments to the Beneficiary for the remainder of the Inheritance  Period.
As an  alternative,  a lump sum can be paid to the  Beneficiary.  There is no guarantee  that there will be any  Inheritance  Period after the date of death,  which means there may be no amount due for the  Beneficiary.  If there is no Inheritance  Period as of the
Inheritance Date, the Annuity terminates.

For  Payment  Options 1, 2 and 3 if the  Annuitant  dies before the Annuity  Date,  the Annuity  will end and the Cash Value will be payable as settlement to the Beneficiary(s) after we have received all of our requirements to make settlement.

If the Annuity is used in connection with a tax qualified  retirement plan or qualified contract  (including  individual  retirement annuities),  the beneficiary may only be entitled to a lump sum distribution after the death of the last surviving  Annuitant or the period over which Annuity Payments can be paid may be shortened.

WHEN DO ANNUITY PAYMENTS FOR A BENEFICIARY START?

If annuity  payments are to be paid to a Beneficiary,  annuity  payments will begin as of the next Annuity Payment Date, or the Cash
Value  can then be paid.  No  amounts  are  payable  to a  Beneficiary  until the death of the last  surviving  Annuitant.  Evidence satisfactory to us of the death of all Annuitants must be provided before any amount becomes payable to a Beneficiary.

INDEPENDENT AUDITORS

The consolidated  financial  statements of American  Skandia Life Assurance  Corporation at December 31, 2000 and 1999, and for each of the three years in the period  ended  December 31,  2000,  appearing in this  Prospectus  and  Registration  Statement  have been audited by Ernst & Young LLP,  independent  auditors,  as set forth in their report  thereon  appearing  elsewhere  herein,  and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL EXPERTS

Counsel  for  American  Skandia  Life  Assurance  Corporation  has passed on the legal  matters  with  respect  to Federal  laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS
American Skandia Life Assurance Corporation Variable Account B (Class 9 Sub-accounts)

Separate  Account B (Class 9  Sub-accounts)  had not yet  commenced  operations  as of December  31, 2000.  Therefore,  there are no required financial statements available.

To the extent and only to the extent that any statement in a document  incorporated  by reference  into this Statement of Additional
Information  is modified or superseded  by a statement in this  Statement of Additional  Information  or in a later-filed  document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you  without  charge a copy of any or all the  documents  incorporated  by  reference  in this  Statement  of  Additional
Information,  including  any exhibits to such  documents  which have been  specifically  incorporated  by  reference.  We do so upon receipt of your written or oral request.  Please  address your request to American  Skandia Life Assurance  Corporation,  Attention:
Customer Service,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040.  Our phone number is  1-800-752-6342.  You may also forward such a request electronically to our Customer Service Department at customerservice@americanskandia.com.